As filed with the Securities and Exchange Commission on April 30, 2009

  File No. 333-115212
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 10  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 145  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

(202) 383-0158

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2009 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2009 pursuant to paragraph a(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveRewards® II Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account. If you purchase the SecurePay rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") The Sub-Accounts invest in the following Funds:

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio SC2

VIP Equity Income Portfolio SC2

VIP Freedom Fund-2015 Maturity-SC2

VIP Freedom Fund-2020 Maturity-SC2

VIP Growth Portfolio-SC2

VIP Index 500-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable Insurance
Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

Franklin Income Securities Fund, Class 2

Franklin Rising Dividends Securities Fund, Class 2

Franklin Small-MidCap Growth Securities Fund, Class 2

Franklin U.S. Government Fund, Class 2

Mutual Shares Securities Fund, Class 2

Templeton Foreign Securities Fund, Class 2

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

Templeton Growth Securities Fund, Class 2

Goldman Sachs Variable Insurance Trust*

Capital Growth Fund, Service Class

Growth and Income Fund, Service Class

MidCap Value Fund, Institutional Class

Strategic International Equity Fund, Service Class

Structured Small Cap Equity Fund, Service Class

Structured U.S. Equity Fund, Service Class

Lord Abbett Series Fund, Inc.

America's Value Portfolio

Bond-Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large-Cap Core Portfolio

Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

Growth Series-SS

Investors Growth Stock Series-SS

Investors Trust Series-SS

New Discovery Series-SS

Research Series-SS

Total Return Series-SS

Utilities Series-SS

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Securities Fund/VA-SS

High Income Fund/VA-SS

Main Street Fund/VA-SS

MidCap Fund/VA-SS

Money Fund/VA

Strategic Bond Fund/VA-SS

The Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II

Global Real Estate Portfolio Class II

International Growth Equity Portfolio Class II

Van Kampen Life Investment Trust

Capital Growth Portfolio Class II

Comstock Portfolio Class II

Government Portfolio Class II

Growth and Income Portfolio Class II

Mid Cap Growth Portfolio Class II

*  Sub-Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are available to Contract Owners who allocated Purchase Payments and/or transfers to those Sub-Accounts before May 1, 2008. The Sub-Account investing in Institutional Class shares of the Mid Cap Value Fund is only available in Contracts purchased before May 1, 2006.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveRewards® II Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2009

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annuity Commencement Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The ProtectiveRewards® II Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA: Dollar cost averaging.

Effective Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Monthly Anniversary Day: The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk: The value of the death benefit minus the Contract Value.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Day: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

Variable Account: The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)	7	%(1)
Transfer Fee	$25	(2)
SecurePay Medical Evaluation Fee	$300	(3)
Premium Tax	3.5	%(4)

(1)  The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(3)  Currently, this charge is $150. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount as a result of its underwriting review. State variations may apply. See "SecurePay ME®: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4)  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee	$35 (1)
	Contracts Issued On or After 12/1/08	Contracts Issued Before 12/1/08
Variable Account Annual Expenses (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.05%	0.95%
Administration Charge	0.10%	0.10%
Total Variable Account Annual Expenses (without death benefit fee)	1.15%	1.05%
Monthly Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)

For Contracts Issued On or After December 1, 2008:
Maximum Anniversary Value Death Benefit	0.20%
For Contracts Issued Before December 1, 2008:
Maximum Anniversary Value Death Benefit	0.30%
Return of Purchase Payments Death Benefit	0.10%

—or—

ValuPay Fee(3) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the 13th Monthly Anniversary Day)
Maximum Anniversary Value Death Benefit (and for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit)
	Maximum: (age 95 or more)	$227.28 ($18.94 per month)
	Fee at age 56	$6.00 ($0.50 per month)
	Minimum: (age 50 or less)	$3.00 ($0.25 per month)
Monthly Optional SecurePay Fee(4) (as an annualized percentage of the Benefit Base(5) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)
SecurePay riders issued on or after May 1, 2009 (or later, subject to state approval):(6)
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:(6)
	Maximum	Current(7)
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See "Charges and Deductions.")

(2)  For Contracts issued on or after December 1, 2008: There are two death benefits available under the Contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. When you purchase your Contract, you elect either the CoverPay Fee or the ValuPay Fee if you purchase the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. For Contracts issued before December 1, 2008: There are three death benefits available under the Contract: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. When you purchased your Contract, you elected either the CoverPay Fee or the ValuPay Fee for either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. If your Contract was issued before May 1, 2005, you also had the option of paying for these death benefits with an asset-based fee, which is equal, on an annual basis, to 0.15% of your average Contract Value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit and 0.45% of your average Contract Value measured on each Monthly Anniversary Day for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit).

For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus as well as "Charges and Deductions, Death Benefit Fee."

(3)  The ValuPay fee is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "Charges and Deductions, ValuPay Fee.")

(4)  If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee and your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. However, you will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") with RightTime® Option" in this prospectus. If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB), you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee (please note that you will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts and/or repurchase the SecurePay GMAB following its termination). See Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

(5)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. On the Rider Effective Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") with RightTime® option" in this prospectus.

(6)  For SecurePay riders issued on or after May 1, 2009 without the SecurePay R72 Benefit, we have changed the Maximum Withdrawal Percentage under the SecurePay rider and lowered the SecurePay fee. However, if in any state we do not receive approval of these changes by May 1, 2009, we will continue to issue the SecurePay rider in that state with the old Maximum Withdrawal Percentage and higher SecurePay fee until state approval is received. Also, for SecurePay riders issued on or after May 1, 2009 with the SecurePay R72 Benefit, we have imposed a new condition in order to be eligible for the "roll-up" amount and have discontinued the reset of the Roll-up Period. However, if in any state we do not receive approval of these changes by May 1, 2009, we will continue to issue the SecurePay rider with the SecurePay R72 Benefit in that state without these changes until state approval is received. Please check with your sales representative regarding approval in your state. Finally, effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

(7)  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2008. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.35%	-	1.61	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual Contract maintenance fee, Variable Account Charges in effect as of December 1, 2008, the death benefit fee (assuming you elected the Maximum Anniversary Value Death Benefit with the CoverPay fee), and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the SecurePay rider with the SecurePay R72 Benefit on or after May 1, 2009 (or later, subject to state approval) under the RightTime® option at the maximum and current charges. The second example assumes that you purchased the SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB before May 1, 2009 under the RightTime® option at the maximum and current charges. The third example assumes that you have not purchased the SecurePay rider. Please note that while election of the Maximum Anniversary Value Death Benefit with the CoverPay fee is assumed in the following examples, under certain circumstances, the ValuPay fee for the Maximum Anniversary Value Death Benefit (and for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit) may be more expensive, depending on the oldest Owner's age and the Net Amount at Risk. The examples include a persistency reward of 0.25% of Contract Value that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. If you purchased your Contract prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. The examples assume that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

If you purchased the SecurePay rider on or after May 1, 2009 (or later, subject to state approval):

(1)  If you surrender the Contract at the end of the applicable time period:

(a)  With SecurePay rider with the SecurePay R72 Benefit selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,073	1,903	2,687	4,982
Minimum Fund Expenses	961	1,566	2,126	3,876

(b)  With SecurePay rider with the SecurePay R72 Benefit selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,036	1,785	2,479	4,497
Minimum Fund Expenses	923	1,447	1,912	3,361

(2)  If you annuitized* or remain invested in the Contract at the end of the applicable time period:

(a)  With SecurePay rider with the SecurePay R72 Benefit selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	440	1,356	2,321	4,982
Minimum Fund Expenses	320	999	1,737	3,876

(b)  With SecurePay rider with the SecurePay R72 Benefit selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	400	1,231	2,105	4,497
Minimum Fund Expenses	280	872	1,513	3,361

If you purchased the SecurePay rider before May 1, 2009:

(1)  If you surrender the contract at the end of the applicable time period:

(a)  With SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,101	1,990	2,841	5,342
Minimum Fund Expenses	988	1,655	2,285	4,259

(b)  With SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,050	1,829	2,556	4,677
Minimum Fund Expenses	937	1,491	1,991	3,552

(2)  If you annuitized* or remain invested in the Contract at the end of the applicable time period:

(a)  With SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	470	1,449	2,482	5,342
Minimum Fund Expenses	349	1,093	1,903	4,259

(b)  With SecurePay rider with the SecurePay R72 Benefit and the SecurePay GMAB selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	415	1,278	2,185	4,677
Minimum Fund Expenses	294	919	1,596	3,552

If you have not purchased the SecurePay rider:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	944	1,493	1,962	3,291
Minimum Fund Expenses	830	1,150	1,379	2,081

(2)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	301	922	1,566	3,291
Minimum Fund Expenses	180	557	959	2,081

If your Contract was purchased before May 1, 2005, the following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, the death benefit fee (assuming you elected the Annual Ratchet Value Death Benefit (now called the Maximum Anniversary Value Death Benefit) and the asset-based fee), Variable Account charges, and both maximum and minimum total annual Fund operating expenses. The example includes a persistency reward that we add to the Contract Value on each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date. On the eighth Contract Anniversary we add 2.0% of Variable

Account value; on the 9th and 10th Contract Anniversaries, we add 0.20% of Variable Account value. The example assumes that all Contract Value is allocated to the Variable Account in each of those years. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

(1)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	957	1,535	2,032	3,429
Minimum Fund Expenses	844	1,193	1,453	2,239

(2)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	316	966	1,639	3,429
Minimum Fund Expenses	195	603	1,036	2,239

*  You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the SecurePay Fee apply after the Annuity Commencement Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

SUMMARY

The Contract

What is the ProtectiveRewards® II Variable Annuity Contract?	The ProtectiveRewards® II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")
Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

What are the Purchase Payments?	The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000 for a Non-Qualified Contract ($2,000 for a Qualified Contract). Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 85th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you purchase the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments.")

Can I cancel the Contract?	You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

Can I transfer amounts in the Contract?	Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year; we reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") If you purchase the SecurePay rider, your options for transferring Contract Value among the Allocation Options will be restricted in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Can I surrender the Contract?	Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "Federal Tax Matters.")

Is there a death benefit?	If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "Death Benefit.")
For Contracts issued on or after December 1, 2008, there are two death benefits available — the Return of Purchase Payments Death Benefit and the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit, and the basis on which you want the Maximum Anniversary Value Death Benefit fee to be assessed (i.e., the CoverPay Fee or the ValuPay Fee), when you apply for your Contract. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")
For Contracts issued before December 1, 2008, there are three death benefits available — the Contract Value Death Benefit, the Return of Purchase Payments Death Benefit, and the Maximum Anniversary Value Death Benefit. For these Contracts, the Contract Value Death Benefit was included with the Contract at no additional charge, although the Owner was allowed to select either the Return of Purchase Payments Death Benefit or the Maximum Anniversary Value Death Benefit for an additional fee (i.e., the CoverPay Fee or the ValuPay Fee).

What is the persistency reward?	On each Contract Anniversary beginning with the eighth Contract Anniversary and continuing until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will allocate the reward to the Allocation Options according to your current Purchase Payment allocation instructions. For information about Contracts purchased before May 1, 2006, see "Persistency Reward."

What is the SecurePay rider?	The SecurePay rider guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59 1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits because we will reduce the benefit base and corresponding AWA. Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with the Allocation by Investment Category program under the rider's Allocation Guidelines and Restrictions. The required allocations under the Allocation by Investment Category program may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you.
We also offer an additional SecurePay feature that may be selected with the purchase of the SecurePay rider. The SecurePay R72 Benefit provides for potential increases in the guaranteed lifetime withdrawal benefit base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. We charge an additional fee if you select the SecurePay rider, and this fee is increased if you select the SecurePay R72 Benefit. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")
Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

What Annuity Options are available?	Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

Is the Contract available for qualified retirement plans?	You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans.")
Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

Other contracts	We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters").

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2008, Protective Life had total assets of approximately $39.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $39.6 billion at December 31, 2008.

Protective Variable Annuity Separate Account

The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following Sub-Accounts of the Variable Account generally are available in the Contracts:

Fidelity VIP MidCap-SC2*
Fidelity VIP Freedom Fund 2015 Maturity-SC2*
Fidelity VIP Freedom Fund 2020 Maturity-SC2*
Fidelity VIP Growth-SC2*
Fidelity VIP Equity-Income-SC2*
Fidelity VIP Contrafund®-SC2*
Fidelity VIP Investment Grade Bond-SC2*
Fidelity VIP Index 500-SC2*
Franklin Income Securities-C2*
Franklin Rising Dividends Securities-C2*
Franklin Small-Mid Cap Growth Securities-C2*
Franklin Flex Cap Growth Securities-C2*
Franklin U.S. Government-C2*
Mutual Shares Securities-C2*
Templeton Foreign Securities-C2*
Templeton Global Bond Securities-C2* (formerly
Templeton Global Income Securities-C2)
Templeton Growth Securities-C2*
Goldman Sachs Strategic International Equity SC*[1]Goldman Sachs Structured Small Cap Equity SC*[1]Goldman Sachs Capital Growth SC*[1]Goldman Sachs Mid CapValue IC*[1]Goldman Sachs Structured U.S. Equity SC*[1]Goldman Sachs Growth and Income SC*[1]Lord Abbett Growth and Income
Lord Abbett International
Lord Abbett Large-Cap Core
Lord Abbett Mid-Cap Value	Lord Abbett Bond-Debenture
Lord Abbett Growth Opportunities
Lord Abbett America's Value
MFS New Discovery SS*
MFS Growth SS*
MFS Research SS*
MFS Investors Growth Stock SS*
MFS Investors Trust SS*
MFS Utilities SS*
MFS Total Return SS*
Oppenheimer MidCap SS*
Oppenheimer Global Securities SS*
Oppenheimer Capital Appreciation SS*
Oppenheimer Main Street SS*
Oppenheimer High Income SS*
Oppenheimer Strategic Bond SS*
Oppenheimer Money Fund
Van Kampen Mid Cap Growth II*
Van Kampen Comstock II*
Van Kampen Growth and Income II*
Van Kampen Government II*
Van Kampen Capital Growth II*
Van Kampen's UIF Equity and Income II*
Van Kampen's UIF Global Real Estate II*
Van Kampen's UIF International Growth Equity II*

*  This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information, please see "Other Information about the Funds" and "Distribution of the Contracts" in this prospectus, and the prospectus for the Fund.

(1)  Sub Accounts investing in Institutional Class shares of the Funds of the Goldman Sachs Variable Insurance Trust are available to Contract Owners who allocated Purchase Payments and/or transfers to those Sub-Accounts before May 1, 2008. The Sub-Account investing in Institutional Class Shares of the Mid Cap Value Fund is only available in Contracts purchased before May 1, 2006.

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

If you select the SecurePay rider, your options for allocating Purchase Payments and Contract Value under the Allocation by Investment Category program will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. In general, the required allocations under the Allocation by Investment Category program focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds. Each of these required allocations seeks to provide income and/or capital appreciation while avoiding excessive risk. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Administration

Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; the Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class 2

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).

VIP Freedom Fund 2015 Maturity, Service Class 2

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom Fund 2020 Maturity, Service Class 2

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class 2

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust*

Each Sub-Account investing in the Institutional Class of the Goldman Sachs Fund is only available to Contractholders who allocated Purchase Payments and/or transfers to that Sub-Account before May 1, 2008. In addition, the Sub-Account investing in the Institutional Class of the Mid Cap Value Fund is only available in Contracts purchased before May 1, 2006.

Capital Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Growth and Income Fund, Service Class

This Fund seeks long-term growth of capital and growth of income.

Mid Cap Value Fund, Institutional Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class

This Fund seeks long-term growth of capital and dividend income.

Lord Abbett Series Fund, Inc.

America's Value Portfolio

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

International Portfolio

The Fund's investment objective is long-term capital appreciation.

Large-Cap Core Portfolio

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Value Portfolio

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance TrustSM

Growth Series, Service Class Shares (formerly Emerging Growth Series)

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares

This Fund seeks a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager believes does not involve undue risk.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

MidCap Fund/VA, Service Shares

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA, Service Shares

This Fund seeks a high level of current income principally derived from interest on debt securities.

The Universal Institutional Funds, Inc.

Van Kampen's UIF Equity and Income Portfolio Class II

Seeks capital appreciation and current income.

Van Kampen's UIF Global Real Estate Portfolio Class II

Seeks current income and capital appreciation.

Van Kampen's UIF International Growth Equity Portfolio Class II

Seeks long-term capital appreciation, with a secondary objective of income.

Van Kampen Life Investment Trust

Capital Growth Portfolio Class II (formerly Strategic Growth Portfolio Class II)

Seeks capital appreciation.

Comstock Portfolio Class II

Seeks capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Government Portfolio Class II

Seeks to provide investors with high current return consistent with preservation of capital.

Growth and Income Portfolio Class II

Seeks long-term growth of capital and income.

Mid Cap Growth Portfolio Class II (formerly Aggressive Growth Portfolio Class II)

Seeks capital growth.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Paid to us:
MFS Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%

Payments From Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., the Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., the Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The ProtectiveRewards® II Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

Use of the Contract in Qualified Plans.

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owner's who are nonnatural persons, age restrictions do not apply to the Owner.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Commencement Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select the SecurePay rider, changing and/or adding Owners may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Beneficiary.

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the SecurePay rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Annuitant.

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 81st birthday. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested.

Payee.

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 81st birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you select the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") The minimum initial Purchase Payment is $5,000 ($2,000 for Qualified Contracts). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive them at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our administrative office after the end of the Valuation Period on the next Valuation Day. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select the SecurePay rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) under the Allocation by Investment Category program in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Variable Account Value

Sub-Account Value.

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account, any Contract Value transferred to the Sub-Account and any persistency reward allocated to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units.

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders and applicable surrender charges;

•  partial surrenders and applicable surrender charges;

•  partial automatic withdrawals;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

•  application of the Contract Value to an Annuity Option; and

•  deduction of the monthly death benefit fee, the monthly SecurePay fee, and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay fee, and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value.

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Persistency Reward

Beginning on the eighth Contract Anniversary and continuing on each Contract Anniversary thereafter until the Annuity Commencement Date, we will add a persistency reward of 0.25% of your Contract Value to your Contract Value. If you purchased your Contract on or after May 1, 2005 but prior to November 1, 2007 and your initial Purchase Payment was $250,000 or more, the persistency reward will begin with the first Contract Anniversary. We will apply the reward in the next valuation period after your Contract Anniversary. We will allocate the reward to the Allocation Options according to your Purchase Payment allocation instructions in effect when we apply the reward. Once we credit the reward to your Contract Value, it is yours to keep. We will not take back the reward.

There is no specific charge for providing the reward. We pay for the reward from our surplus, which reflects revenues from multiple sources, including the annual contract maintenance fee, the mortality and expense risk charge, the administration charge, the surrender charges and the death benefit fee. These fees and charges are expected to produce a profit or return to our surplus in addition to covering the cost of issuing and administering the Contract.

Contracts purchased on or after May 1, 2005 but before May 1, 2006 offered a persistency reward equal to 0.40% of your Contract Value.

For Contracts purchased prior to May 1, 2005, the persistency reward varies, depending on the Contract Anniversary. On the eighth Contract Anniversary, we will add 2.0% of your Variable Account value. On the 9th through the 15th Contract Anniversaries, we will add 0.20% of your Variable Account value, and thereafter we will add 0.40% of your Variable Account value on Contract Anniversaries. The persistency reward will not begin until the eighth Contract Anniversary, regardless of the amount of your initial Purchase Payment.

The reward is not a waiver or reduction of any Contract fees and charges, though it has a similar effect on Contract Value and is reflected in this manner in the expense examples. See Example of Charges following the Fee and Expenses table.

Transfers

Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions at our administrative office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received at our administrative office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our administrative office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

If you select the SecurePay rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

How to Request Transfers.

Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers.

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging.

Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account (or any other Allocation Option) to any Sub-Account of the Variable Account. If you purchased your Contract before May 1, 2006 you also have the option of making these transfers on a quarterly basis. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon written notice to the Owner.

Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers may be made monthly or, if your Contract was purchased before May 1, 2006, quarterly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

If you select the SecurePay rider, you may allocate your Purchase Payments to a DCA Fixed Account; however, you must make transfers from the DCA Fixed Account in accordance with the rider's Allocation Guidelines and Restrictions. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Portfolio Rebalancing.

Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. (See "Federal Tax Matters.") Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59 1/2. (See "Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request. (See "Suspension or Delay in Payments.")

Full Surrender.

At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Surrender Value.

The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice or facsimile requesting surrender and your Contract at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

Partial Surrender.

At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000 (or $2,000 for Qualified Contracts). Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider special withdrawal rules apply, especially on or after the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of the Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our administrative office. Valuation

Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

Cancellation of Accumulation Units.

Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

  (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)  earnings on those contributions; and

  (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Partial Automatic Withdrawals.

Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have:

(1)  made an initial Purchase Payment of at least $5,000; or

(2)  a Contract Value as of the previous Contract Anniversary of at least $5,000.

The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "penalty-free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the partial automatic withdrawal plan. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you.

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Fixed Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account.

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the SecurePay rider), are paid from our general account, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

The Fixed Account.

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.") Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. (See "Transfers.")

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account before allocating a Purchase Payment to that DCA Fixed Account. In Oregon, only your initial Purchase Payment may be allocated to a DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a

DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

(1)  Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  any persistency reward allocated to the Guaranteed Account; plus

(4)  interest credited to the Guaranteed Account; minus

(5)  amounts transferred out of the Guaranteed Account including any transfer fee; minus

(6)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(7)  fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Contract Value is subject to our financial strength and claims paying ability.

Payment of the Death Benefit.

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse.

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 81st birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Selecting a death benefit.

At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued.

Contracts issued on or after December 1, 2008. We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit, and the basis on which you want the Maximum Anniversary Value Death Benefit fee to be assessed (i.e., the CoverPay Fee or the ValuPay Fee), when you apply for your Contract. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

Contracts issued before December 1, 2008. We offer three different death benefits: (1) the Contract Value Death Benefit; (2) the Return of Purchase Payments Death Benefit; and (3) the Maximum Anniversary Value Death Benefit. There is no charge for the Contract Value Death Benefit, but there is a monthly fee for the Return of Purchase Payment Death Benefit and the Maximum Anniversary Value Death Benefit. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

Before choosing an optional death benefit and death benefit fee, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Contract Value Death Benefit (only Available With Contracts Issued Before December 1, 2008).

The death benefit will equal the Contract Value.

Return of Purchase Payments Death Benefit.

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the

Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period for Contracts issued before December 1, 2008.

Maximum Anniversary Value Death Benefit (previously called the Annual Ratchet Death Benefit for Contracts purchased before May 1, 2005).

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each partial surrender since that Contract Anniversary.

The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period.

Death Benefit Fee.

We assess a fee for the Maximum Anniversary Value Death Benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit). If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election at the time you apply for your Contract, and you cannot change your election after your Contract is issued. Each type of fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") Before electing the type of death benefit fee for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("SecurePay")
WITH RightTime® OPTION

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge ("SecurePay Fee") an optional guaranteed lifetime withdrawal benefit rider ("SecurePay") on Contracts purchased on or after May 1, 2007. SecurePay is not available on Contracts purchased before May 1, 2007.

In general, SecurePay guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance. Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime® option, provided you satisfy the rider's age requirements. See "Maximum Age Limits for Electing the SecurePay Rider." Please note that any amounts in excess of the Contract Value that we make available through withdrawals, lifetime payments, or guaranteed values under the rider are subject to our financial strength and claims-paying ability.

For an increased SecurePay Fee, we also offer an optional SecurePay feature that you may select when you purchase the SecurePay rider — the SecurePay R72 Benefit. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The SecurePay R72 Benefit is only available if you purchase the SecurePay rider on or after the youngest Owner's 55th birthday (or, in the case of a Qualified Contract, the Annuitant's 55th birthday). This feature will terminate when the SecurePay rider terminates (if not sooner). It may not be selected after purchase of the SecurePay rider or canceled once we have issued the rider. If you select this benefit, all of the terms and conditions of the SecurePay rider will apply in addition to the specific terms and conditions of the SecurePay R72 Benefit. This benefit may not be available in all states, and we may otherwise limit its availability. See "Secure Pay R72 Benefit" below.

Special Note Regarding the Availability of the SecurePay GMAB: Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

SecurePay does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. We allocate all Purchase Payments and dollar cost averaging transfers, and deduct all SecurePay Withdrawals and other partial surrenders, in accordance with our Allocation Guidelines and Restrictions (described below).

•  Purchase Payments made more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Effective Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage Option, will cause the rider to terminate without any refund of SecurePay Fees.

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.

•  The SecurePay rider may not be available in all states, and we may otherwise limit its availability.

•  For additional important considerations relating to the SecurePay R72 Benefit, please see "SecurePay R72 Benefit" below.

The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase SecurePay if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of the SecurePay rider (with and without the SecurePay R72 Benefit) using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Rider

You may purchase the SecurePay Rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime® option to add it to your Contract any time before the Owner (or older Owner's) 86th birthday (the Annuitant's 86th birthday, if there is a non-natural Owner) or the Annuity Commencement Date, if earlier. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.

•  We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions (described below) after the Rider Effective Date.

•  Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Effective Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

•  For additional important considerations relating to the SecurePay R72 Benefit, please see "SecurePay R72 Benefit" below.

The timing of the SecurePay rider purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime® option to purchase SecurePay after that date. The SecurePay Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (described below), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

Maximum Age Limits for Selecting the SecurePay Rider

The SecurePay rider is available prior to the Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected) at the time they purchase the Contract or prior to the Owner's 86th birthday for Owners who purchase the SecurePay rider under the RightTime® option. In the case of joint Owners, the age of the older Owner determines eligibility. Where the Owner is a corporation, partnership, company, trust, or other "non-natural person," eligibility is determined by the age of the Annuitant.

Allocation Guidelines and Restrictions

Special Note For SecurePay Riders Issued Before December 1, 2008. Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models, or "Model Portfolios," in order to maintain the SecurePay rider. If you had Contract Value in a Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the new Allocation Guidelines and Restrictions described below. If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

If you purchase the SecurePay rider, you must allocate your Contract Value and Purchase Payments among the three categories of Sub-Accounts listed below, or you may allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with these Allocation Guidelines and Restrictions.

The following SecurePay Allocation Guidelines and Restrictions specify the minimum and maximum percentages of your Contract Value that must be allocated to each category for you to remain eligible for benefits under the SecurePay rider. You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

If you desire to change your allocation percentages, you may submit new allocation instructions to us in writing. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that does not satisfy these Allocation Guidelines and Restrictions (a "Prohibited Allocation Instruction"), we will terminate your SecurePay rider. For example, if you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value. If we terminate your SecurePay rider due to a Prohibited Allocation Instruction, you may reinstate the rider subject to certain conditions. See "Reinstating the SecurePay Rider Within 30 Days of Termination."

These Allocation Guidelines and Restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

Allocation by Investment Category

Category 1

Minimum Allocation: 35%

Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	Oppenheimer Money Fund

Franklin US Government	Oppenheimer Strategic Bond

Lord Abbett Bond Debenture	Van Kampen Government

Category 2

Minimum Allocation: 0%

Maximum Allocation: 65%

Fidelity VIP Freedom Fund 2015	Lord Abbett Growth and Income

Franklin Income	Lord Abbett Large-Cap

MFS Total Return	MFS Investors Growth

Fidelity VIP Equity Income	MFS Investors Trust

Fidelity VIP Freedom Funds 2020	Mutual Shares

Fidelity VIP Index 500	Oppenheimer Main Street

Franklin Rising Dividends	Templeton Global Bond

Goldman Sachs Capital Growth	Van Kampen Comstock

Goldman Sachs Growth & Income	Van Kampen Growth and Income

Goldman Sachs Structured US Equity	Van Kampen's UIF Equity & Income

Lord Abbett America's Value

Category 3

Minimum Allocation: 0%

Maximum Allocation: 30%

Fidelity VIP Contrafund	MFS Research

Fidelity VIP Growth	MFS Utilities

Fidelity VIP Mid Cap	Oppenheimer Capital Appreciation

Franklin Flex Cap Growth	Oppenheimer Global Securities

Franklin Small-Mid Cap Growth	Oppenheimer High Income

Goldman Sachs Strategic Intl. Equity	Oppenheimer MidCap

Goldman Sachs Structured Small Cap Equity	Templeton Foreign

Lord Abbett Growth Opportunities	Templeton Growth

Lord Abbett International	Van Kampen Mid Cap Growth

Lord Abbett Mid-Cap Value	Van Kampen Capital Growth

MFS Growth	Van Kampen's UIF Global Real Estate

MFS New Discovery	Van Kampen's UIF International Growth Equity

Changes to the Allocation Guidelines and Restrictions. We determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider.

If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select the SecurePay rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our administrative office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older. We require due proof of age before the first SecurePay Withdrawal is permitted.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

•  Selecting the SecurePay R72 Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay R72 Benefit" below.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

•  All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals. See "Charges and Deductions, Surrender Charge" and "Taxation of Partial and Full Surrenders."

  The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our administrative office in good order by multiplying your Benefit Base on that date by the "Maximum Withdrawal Percentage."

Note: As indicated below, we have changed the Maximum Withdrawal Percentage for certain SecurePay riders issued on or after May 1, 2009. However, if in any state we do not receive approval of this change by May 1, 2009, we will continue to issue the SecurePay rider in that state with the old Maximum Withdrawal Percentage until state approval is received. Please check with your sales representative regarding approval in your state, and for hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.

(1)  Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009
(or later, subject to state approval):

(a)  If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.

(b)  If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59 1/2 through 74 (SecurePay for two spouses)	4.5%
59 1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

(2)  Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

(a)  If you purchased a SecurePay rider either by itself or with the SecurePay GMAB (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59 1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59 1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

For example: assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 x .06). If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 x .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

Note: If you delay the Benefit Election Date by 10 or more years following the Rider Effective Date, then you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals. This may be a factor for you to consider when deciding when to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Please see the discussion titled Beginning Your SecurePay Withdrawals in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus for other factors to consider when making this decision.

(b)  If you purchased a SecurePay rider with the SecurePay R72 Benefit (either with or without the SecurePay GMAB), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s) on Benefit Election Date	Maximum Withdrawal Percentage
59 1/2 through 74 (SecurePay for two spouses)	4.5%
59 1/2 through 74 (SecurePay for one person)	5.0%
75 and older (SecurePay for two spouses)	5.5%
75 and older (SecurePay for one person)	6.0%

Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA when you elect to begin taking your SecurePay withdrawals.

Note: The two-year waiting period for the SecurePay ME® benefit begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The Table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under the Allocation by Investment Category program and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change from time to time. If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available under the SecurePay ME feature may change from time to time, but will not change after your Benefit Election Date. An increase in your AWA will not affect the amount of the SecurePay fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

Note: The SecurePay ME® benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA

You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note: You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay R72 Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA

We must receive your Benefit Election Form at our administrative office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

SecurePay NHSM: Increased AWA Because of Confinement in Nursing Home (For contracts issued on or after May 1, 2008)

If you are confined to a nursing home, you may be eligible for an increased Annual Withdrawal Amount ("AWA") with our SecurePay NHSM (Nursing Home Enhancement) feature. This feature is included at no additional charge with the SecurePay rider.

The SecurePay NH benefit may not be available in all states and we may further limit its availability.

What is the SecurePay NH benefit? If you qualify for the SecurePay NH benefit during a contract year, we will double the AWA to which you are currently entitled for that year, not to exceed 10% of your Benefit Base.

Eligibility for the SecurePay NH Benefits. To qualify for the increased AWA under the SecurePay NH benefit, the Covered Person must:

1.  have established the Benefit Election Date or establish the Benefit Election Date when he or she applies for the SecurePay NH benefit;

2.  (a) be currently confined to a Nursing Home, as defined below, (b) have been confined to a Nursing Home for at least 90-days immediately preceding your application for the SecurePay NH benefit; and (c) have a reasonable expectation that he or she will continue to be confined to a Nursing Home; and

3.  be unable to perform at least two of the six Activities of Daily Living described below, or be diagnosed with a Severe Cognitive Impairment.

Ineligibility. You are not eligible for the SecurePay NH benefit if you were in a nursing home during the one year preceding your purchase of a SecurePay rider, or you are confined to a nursing home during the year following your purchase of the Rider.

Nursing Home: For purposes of determining your eligibility for the SecurePay NH benefit, a "Nursing Home" is defined as a facility (or portion of a facility) primarily engaged in providing continuous, on-going nursing care to its residents in accordance with the authority granted by a license issued by State or Federal government (or granted pursuant to state certification or operated pursuant to law if your state neither licenses nor certifies such facilities), and qualified as a "skilled nursing home facility" under Medicare or Medicaid. A "Nursing Home" does not include: a hospital or clinic; a facility operated primarily for the treatment of alcoholism or drug addiction; or, an assisted living facility engaged primarily in custodial care.

Activities of Daily Living (ADL). Under the SecurePay NH benefit, "Activities of Daily Living" refer to the following functions relating to the Covered Person's ability to live independently:

•  Bathing—The ability to wash oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.

•  Continence—The ability to maintain control of bowel and bladder function, or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for the catheter or colostomy bag.

•  Dressing—The ability to put on and take off all items of clothing and any necessary braces, fasteners or artificial limbs.

•  Eating—The ability to feed oneself by getting food into the body from a receptacle, such as a plate, cup, or table, or by feeding tube or intravenously.

•  Toileting—The ability to get to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•  Transferring—The ability to move into or out of a bed, chair or wheelchair.

Severe Cognitive Impairment. For purposes of determining eligibility for the SecurePay NH benefit, Severe Cognitive Impairment is a loss or deterioration of intellectual capacity that is comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia.

Two Covered Persons. If you selected the Joint Life Coverage Option when you established your Benefit Election Date, both Covered Persons must satisfy the eligibility requirements for the increased SecurePay NH benefit.

Applying for Increased AWA under the SecurePay NH Benefit.

Initial Application. To apply for an increased AWA under the SecurePay NH benefit, you must submit an application certifying that the Covered Person meets the conditions for qualification under the SecurePay NH benefit. This certification must be signed by the Covered Person's Physician. If the Owner is unable to submit an application for an increased AWA on his or her own behalf, we will accept an application on behalf of an Owner from a person who provides satisfactory proof that they have legally assumed care, custody, and representation of the incapacitated Owner. Typically, this would be a valid power of attorney or an order of conservatorship from a court of competent jurisdiction.

The certifying Physician must be a medical doctor currently licensed by a state Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. We may require an examination of the Covered Person by a Physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our Physician shall prevail.

Re-Certification of Eligibility. Beginning with the second Contract Anniversary following the Qualification Date, you must submit a re-certification of eligibility not less than 10, nor more than 30 days prior to each applicable Contract Anniversary during the Nursing Home Benefit Period. We will notify you at least 30 days before this re-certification is due.

The re-certification must certify that the Covered Person continues to meet the conditions for eligibility under the SecurePay NH benefit, and must be signed by the Covered Person's physician. We may require an examination by a physician of our choice at our expense. In the event of a conflict between the medical opinions, the opinion of our physician will prevail.

We will notify you if you fail to qualify for continued eligibility for the SecurePay NH benefit. For any Contract Year during which the Covered Person fails to qualify for the Nursing Home Enhancement, we calculate the Annual Withdrawal Amount according to the terms of the SecurePay rider you purchased.

Determining Your Increased AWA under the SecurePay NH Benefit

Initial Qualifying Year. Qualification for an increased AWA under the SecurePay NH benefit may increase the Annual Withdrawal Amount available for the Contract Year during which you qualify. An increase in the Annual Withdrawal Amount will not change the effect of any withdrawal that occurred prior to the Qualification Date. Thus, if you took an Excess Withdrawal during the Contract Year before you were notified that you qualify for the SecurePay NH increased AWA, your earlier withdrawal would still be treated as an Excess Withdrawal under SecurePay.

If your aggregate withdrawals during the qualifying Contract Year are less than or equal to the Annual Withdrawal Amount in effect prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year as of the Qualification Date by multiplying the Benefit Base on that date by the enhanced Maximum Withdrawal Percentage, and subtracting all prior non-Excess Withdrawals taken since the later of the Benefit Election Date or the most recent Contract Anniversary.

If you have taken an Excess Withdrawal during the qualifying Contract Year prior to the Qualification Date, we will recalculate the remaining Annual Withdrawal Amount for that Contract Year by subtracting the Maximum Withdrawal Percentage identified on the Benefit Election Date from the enhanced Maximum Withdrawal Percentage provided by this endorsement, and multiplying the difference in those percentages by the Benefit Base on the Qualification Date.

Notice of Qualification. We will include the amount of the increase in the Annual Withdrawal Amount for the qualifying year in the notice that confirms the Covered Person's qualification for the Nursing Home Enhancement.

Subsequent Contract Years. In subsequent Contract Years during the Nursing Home Benefit Period, we multiply the Benefit Base on the Contract Anniversary by the enhanced Maximum Withdrawal Percentage to determine the Annual Withdrawal Amount for that Contract Year. After the Nursing Home Benefit Period expires, we determine the Annual Withdrawal Amount, if any, according to the terms of the SecurePay rider you purchased.

Termination and Reinstatement of the SecurePay NH Benefit. The SecurePay NH benefit terminates when your SecurePay rider terminates. If your SecurePay rider is reinstated, your SecurePay NH benefit will also be reinstated.

Tax Considerations for the SecurePay NH Benefit. The tax treatment of the SecurePay NH benefit is uncertain in several respects. Please see "Federal Tax Matters, Tax Consequences of SecurePay Rider" and "Federal Tax Matters, Qualified Retirement Plans." If you are considering purchasing a Qualified Contract with SecurePay, you should consult a tax adviser because the addition of the SecurePay rider could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract.

Selecting Your Coverage Option

If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

Joint Owner/ Spouse 2nd Owner	Covered Person is older Owner.
	SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions. We will waive the 5-year waiting period.	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Note: A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime® option without the normal five-year waiting period. See "Purchasing a New SecurePay Rider After Termination of the Prior SecurePay Rider."

Changing Beneficiaries — Single Owner with Joint Life Coverage

After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider.

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime® option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime® option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Effective Date, we will increase the Benefit Base to equal the "SecurePay Anniversary Value" if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

SecurePay R72 Benefit

You may purchase the SecurePay R72 Benefit under the SecurePay rider for an increased SecurePay Fee, provided that the youngest Owner (or, in the case of a Qualified Contract, or a non-natural owner, the Annuitant) is age 55 or older. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

For riders issued on or after May 1, 2009 (or later, subject to state approval), your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period. (If in any state we do not receive approval of this eligibility condition by May 1, 2009, we will continue to issue the rider in that state without this condition until state approval is received. Please check with your sales representative regarding approval in your state, and for hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.) For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

    i)  for riders issued on or after May 1, 2009:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

    ii)  for riders issued prior to May 1, 2009: 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the

"roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($96,480)

We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

The Roll-up Period begins on the Rider Effective Date and generally lasts for ten Contract Anniversaries.

•  If your rider was issued on or after May 1, 2009 (or later, subject to state approval, as discussed below), the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the 10 Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

•  If your rider was issued prior to May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary that occurs on the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period.

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay rider terminates (see "Terminating the SecurePay Rider") — if either of these events occur while your Roll-up Period is in effect.

If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

Special Note For Riders Purchased Before May 1, 2009 (or later, subject to state approval): If you purchased your SecurePay rider before May 1, 2009, then if at any time before the Benefit Election Date we increase the Benefit Base to equal the SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider). (If in any state we do not receive approval to discontinue the reset of the Roll-up Period by May 1, 2009, we will continue to issue the rider in that state with the reset provision until state approval is received. Please check with your sales representative regarding approval in your state, and for hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.)

Example: Assume you purchase a Contract on May 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on May 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on May 1, 2012, the new Roll-up Period would expire on May 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on May 1, 2025, we would once again reset the Roll-up Period to begin on May 1, 2025 and expire on May 1, 2035.

In this example, because there is no Roll-up Period between May 1, 2022 and May 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

If you have selected the SecurePay R72 Benefit, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

For example, assume your Maximum Withdrawal Percentage is 5% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

We do not impose a Surrender Charge on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Contract Value is $110,000, your Maximum Withdrawal Percentage is 5% (i.e., your AWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse.

Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

Required Minimum Distributions

If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, SecurePay permits withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th birthday)

You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Commencement Date"). The SecurePay rider will terminate on the Annuity Commencement Date, whether or not you have begun your SecurePay Withdrawals.

If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments for life equal to the AWA divided by 12. If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with the Allocation by Investment Category program before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature:

SecurePay riders issued on or after May 1, 2009 (or later, subject to state approval):*
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:*
	Maximum	Current**
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

*  For SecurePay riders issued on or after May 1, 2009 without the SecurePay R72 Benefit, we have lowered the SecurePay fee in connection with a change to the Maximum Withdrawal Percentage. However, if in any state we do not receive approval of this change by May 1, 2009, we will continue to issue the SecurePay rider in that state with the higher SecurePay fee (and old Maximum Withdrawal Percentage) until state approval is received. Please check with your sales representative regarding approval in your state.

**  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay R72 Benefit."

If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See Appendix F: SecurePay GMAB (Not Available On or After May 1, 2009).

Terminating the SecurePay Rider

The SecurePay rider will terminate upon the earliest of:

•  termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);

•  full surrender or termination of the Contract;

•  changing your designation of a Covered Person or Persons on or after the Benefit Election Date;

•  the Annuity Commencement Date;

•  noncompliance with the Allocation Guidelines and Restrictions.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay R72 Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "Secure Pay R72 Benefit."

Spousal Continuation

If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also exercise the RightTime® option immediately (if it is available at that time) and purchase a new SecurePay rider. We will waive the 5-year waiting period. The surviving spouse's benefit under the SecurePay rider will be subject to the terms and conditions of the rider in effect at that time. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

If the SecurePay Benefit Election indicates Joint Life Coverage (see "Selecting Your Coverage Option"), and the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage.

Reinstating the SecurePay Rider Within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (See "Allocation Guidelines and Restrictions") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the required Sub-Account allocations under the Allocation by Investment Category program and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay GMAB, we also will reinstate your SecurePay GMAB.)

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTime® option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime® option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

If you have selected the SecurePay R72 Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners), as of the new rider's Benefit Election Date.

Please note you may only purchase a new SecurePay rider with the SecurePay R72 Benefit if this benefit was available on the date that you purchased the Contract.

Tax Consequences

For a discussion of tax consequences specific to the SecurePay rider, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of SecurePay Rider.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders.

We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity

Commencement Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect the SecurePay Benefit rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Penalty-Free Withdrawal Amount.

Each Contract Year you may withdraw a specified amount, called the "penalty-free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Partial and Full Surrenders.")

If you elect the SecurePay Benefit rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Determining the Surrender Charge.

We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge as Percentage of Amount Surrendered
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Waiver of Surrender Charges.

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".) During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.05% (0.95% for Contracts issued before December 1, 2008) of the average daily net assets of the Variable Account attributable to your Contract.

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), we assess a death benefit fee to compensate us for the cost of providing this death benefit. We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your death benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

If you select the Maximum Anniversary Value Death Benefit (or, for Contracts issued before December 1, 2008, the Return of Purchase Payments Death Benefit), you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election when you apply for your Contract, and you cannot change your election after your Contract is issued. It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") Before electing the fee option for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

Contracts purchased before May 1, 2005. An asset-based death benefit fee was available in Contracts purchased before May 1, 2005. The asset-based fee for the Return of Purchase Payments Death Benefit is equal, on an annualized basis, to 0.15% of your Contract Value measured on each Monthly Anniversary Day. The asset-based fee for the Annual Ratchet Death Benefit (now called the Maximum Anniversary Value Death Benefit) is equal, on an annualized basis, to 0.45% of your Contract Value measured on each Monthly Anniversary Day. We collect this fee on each Monthly Anniversary Day through the Annuity Commencement Date. We collect this fee whether or not the value of the death benefit is greater than the Contract Value on any Monthly Anniversary Day.

CoverPay® Fee

The CoverPay® Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the CoverPay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

If your Contract was issued before December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.30% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit or 0.10% of your annualized death benefit value measured on each Monthly Anniversary Day for the Return of Purchase Payments Death Benefit.

If your Contract is issued on or after December 1, 2008, the CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day for the Maximum Anniversary Value Death Benefit. For example, assume your Contract was issued after December 1, 2008 and you elected the Maximum Anniversary Value Death Benefit, which, on any Monthly Anniversary Day, is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description.) If on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000. (See "Comparative Examples of Death Benefit Fees" for examples intended to help you compare the death benefit fee options that are available in the Contract.)

ValuPay® Fee

The ValuPay® Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which the value of your death benefit exceeds your Contract Value. There is no Net Amount at Risk when your Contract Value equals your death benefit. Whenever your Contract Value is lower than the value of your death benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value equals your death benefit.

The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age		Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50	or less	$0.25034	0.30%
51-60		$0.50138	0.60%
61-65		$1.00554	1.20%
66-70		$1.47016	1.75%
71-75		$2.53505	3.00%
76-80		$3.82964	4.50%
81		$5.09893	5.95%
82		$5.71812	6.65%
83		$6.34158	7.35%
84		$6.96937	8.05%
85		$7.60156	8.75%
86		$8.37522	9.60%
87		$9.15558	10.45%
88		$9.94277	11.30%
89		$10.73689	12.15%
90		$11.53809	13.00%
91		$12.96964	14.50%
92		$14.42441	16.00%
93		$15.90318	17.50%
94		$17.40681	19.00%
95		$18.93618	20.50%

For example, assume you elected the Maximum Anniversary Value Death Benefit, which, on any Monthly Anniversary Day, is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments on that day, or (3) your greatest anniversary value attained as of that day. See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description. If you are 78 years old on your 20th Monthly Anniversary Day and on that day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the Net Amount at Risk is $5,000 (greatest anniversary value attained of $120,000 minus Contract Value of $115,000). We would deduct a ValuPay Fee of $19.15 (monthly cost factor of $3.82964 per $1,000 multiplied by 5). (See "Comparative Examples of Death Benefit Fees" for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Selecting a Death Benefit Fee.

The relative costs of the CoverPay Fee and the ValuePay Fee will vary depending on the Contract's investment performance and, in the case of the ValuPay Fee, the oldest Owner's age. In choosing a death benefit fee for your Contract, you may want to consider the following factors in addition to any other factors that apply in your particular circumstances:

CoverPay® Fee	ValuPay® Fee
Assessed each month until the Annuity Commencement Date	Assessed only when the death benefit is higher than the Contract Value; Not assessed during the first Contract Year or after the Annuity Commencement Date

Does not vary based on age	Cost factor increases based on age

When the death benefit is higher than the Contract Value, the fee is based on—

The value of the death benefit	The difference in values

When the death benefit is the Contract Value, the fee is based on—

The value of the death benefit, which is the same as the Contract Value	There is no fee

Over time, if investment performance is generally positive and the death benefit is the same as the Contract Value on most days on which we assess the death benefit fee, the aggregate dollar amount of the CoverPay Fee will generally be more than the aggregate dollar amount of the ValuPay Fee. On the other hand, at any time when the death benefit is higher than the Contract Value on the day we assess the ValuPay Fee, the ValuPay Fee may be more than the CoverPay Fee on that day. During prolonged periods in which the death benefit is higher than the Contract Value on the days we assess the ValuPay Fee, especially if the difference is significant and/or an Owner has reached an older age, the aggregate dollar amount of the ValuPay Fee could be more than the aggregate dollar amount of the CoverPay Fee.

Comparative Examples Of Death Benefit Fees For The Maximum Anniversary Value Death Benefit

The following examples are intended to help you compare the death benefit fee options that are available in the Contract for the Maximum Anniversary Value Death Benefit. The examples show what each of the death benefit fees would be for one month based on the facts assumed in the example. Please remember that the examples are illustrations and do not predict or guarantee the amount of the death benefit fee that will apply to your Contract. Your actual fee may be higher or lower than those shown. Similarly, your investment results and death benefit may be higher or lower than those shown in the examples.

For all of the examples, assume the following facts:

The Contract was issued on or after December 1, 2008 and the Maximum Anniversary Value Death Benefit was elected;

The Initial Purchase Payment was $100,000;

No withdrawals or additional Purchase Payments were made;

The greatest anniversary value attained was $110,000;

The death benefit fee is being assessed on a Monthly Anniversary Day after the 1st Contract Year;

and

The Contract Value, death benefit value, and Owner's age are as shown in each example.

The examples show the amount of each of the death benefit fees that would apply on the Monthly Anniversary Day on which the fee is being assessed.

EXAMPLE 1
Contract Value:	$100,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$10,000

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$27.54	$5.01
Owner's age 76	$27.54	$38.30

EXAMPLE 2
Contract Value:	$85,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$25,000

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$27.54	$12.53
Owner's age 76	$27.54	$95.74

EXAMPLE 3
Contract Value:	$110,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$0

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$27.54	$0.00
Owner's age 76	$27.54	$0.00

EXAMPLE 4
Contract Value:	$115,000
Maximum Anniversary Value Death Benefit value:	$115,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$0

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$28.79	$0.00
Owner's age 76	$28.79	$0.00

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

SecurePay riders issued on or after May 1, 2009 (or later, subject to state approval):*
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:*
	Maximum	Current**
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

*  For SecurePay riders issued on or after May 1, 2009 without the SecurePay R72 Benefit, we have lowered the SecurePay fee in connection with a change to the Maximum Withdrawal Percentage. However, if in any state we do not receive approval of this change by May 1, 2009, we will continue to issue the SecurePay rider in that state with the higher SecurePay fee (and old Maximum Withdrawal Percentage) until state approval is received. Please check with your sales representative regarding approval in your state.

**  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you have purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") with RightTime® Option.")

If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See Appendix F: SecurePay GMAB (Not Available On or After May 1, 2009).

SecurePay Medical Evaluation Fee. Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for each person designated as a "Covered Person" in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your

Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th Birthday. You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay rider if in effect on the Annuity Commencement Date. (See "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option.")

Changing the Annuity Commencement Date.

The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

PayStream Plus® Annuitization Benefit.

(not available in New Hampshire or Utah)

If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments.

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments.

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

Annuity Units.

On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units.

After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options

You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, payments will stop upon the death of the Annuitant(s), no matter how few or how many payments have been made.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

PrincipalBack Annuitization Benefit

For Contracts purchased before May 1, 2007, we offered a PrincipalBack Annuitization Benefit. For more information about the benefit in that class of Contracts, please see Appendix I.

Minimum Amounts

If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers.")

As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit (and, for Contracts issued before December 1, 2008, the Return of Purchase Payments death benefit). The fee is assessed as a fee based on the Net Amount at Risk ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. You should consult a tax advisor in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers.")

Tax Consequences of SecurePay Rider

Withdrawals, pledges, or gifts. In general, SecurePay Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of the AWA or the Contract Value over the "investment in the contract." In addition, if you purchased the SecurePay rider prior to May 1, 2009 and you selected the SecurePay GMAB, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greatest of the Contract Value, the GMAB Guaranteed Amount and the AWA over the "investment in the contract."

Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay settlement, in which case all payments made on or after that date will be fully includable in income. If you enter a nursing home after the Contract Value is reduced to zero and AWA payments are increased under the SecurePay NH benefit, we will treat the amount by which the AWA is increased due to entry into a nursing home as fully includible in income.

SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe that the increased AWA payable because of confinement in a nursing home will be treated as a taxable payment under your annuity contract (as described above) and will not be excludable from your income as a payment under a long term care insurance contract. It is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your Contract, and (2) the amount of income attributable to AWA payments could differ from the amounts described above.

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under an Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income.

Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

If you use this Contract in connection with a Qualified Plan, the Owner and Annuitant generally must be the same individual and generally may not be changed. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, as well as the persistency reward, the Minimum Annuity Value, the PrincipalBack annuitization benefit, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract. The foregoing requirements have been modified in some cases for calendar year 2009. Please consult your tax advisor.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs.

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans.

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans.

Section 403(b) Annuity Contracts.

Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

Section 403(b) annuity contracts contain restrictions on withdrawals of:

(i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

(ii)  earnings on those contributions; and

(iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, has become disabled, in the case of hardship or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

Section 403(b) plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with a tax sheltered annuity plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 on the plan's compliance with applicable nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

In light of the limitations in the income tax regulations, the Company generally will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract, absent satisfaction of the written plan and information sharing requirements. If you wish to make a rollover, transfer, or exchange from your Section 403(b) annuity contract with the Company to another Section 403(b) contract, you should consider that the recipient contract will fail to qualify as a Section 403(b) contract, if the requirements applicable to Section 403(b) contracts, including the written plan and information sharing requirements, are not satisfied. Before making a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the tax consequences to you in the event that the written plan and information sharing requirements are not satisfied.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

SecurePay

When the SecurePay rider is purchased, one of the benefits available is the SecurePay NH. The proper characterization for federal income tax purposes of the SecurePay NH benefit is unclear. We believe the better characterization of the SecurePay NH benefit is that it is an annuity benefit and the increased AWA payments made under the SecurePay NH benefit are payments from your annuity. However, it is possible that the IRS could determine that the SecurePay NH benefit provides a form of long term care insurance coverage or some other type of "incidental benefit." The tax consequences of such a characterization are uncertain, but it could affect the qualification of your Contract and/or the Qualified Plan associated with your Contract. You should consult a tax adviser before purchasing a Qualified Contract with SecurePay.

Direct Rollovers

If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the

Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2006	$19,794,359
December 31, 2007	$24,994,827
December 31, 2008	$23,564,207

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2008, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, A.G. Edwards, UBS, LPL Financial and Raymond James in connection with the sale of our variable insurance products (including the Contracts). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

IMSA

Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2008 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2008 and 2007 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The audited consolidated balance sheets for Protective Life as of December 31, 2008 and 2007 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years in the period ended December 31, 2008 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3

STATE REGULATION	3

RECORDS AND REPORTS	3

LEGAL MATTERS	3

EXPERTS	3

OTHER INFORMATION	4

FINANCIAL STATEMENTS	4

APPENDIX A
EXAMPLE OF DEATH BENEFIT CALCULATIONS

Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender (including applicable surrender charges)	$25,000
10/1(yy+4)	Purchase Payment	$80,000

The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit is equal to the greater of:

(1)  Contract Value of $185,000 or,

(2)  aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

The death benefit payable is then $185,000.

*  The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

A-1

Maximum Anniversary Value Death Benefit

The Maximum Anniversary Value Death Benefit is equal to the greater of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered**, as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

**  The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

The Maximum Anniversary Value Death Benefit is equal to the greater of:

(1)  Contract Value of $185,000,

(2)  aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.

(3)  the greatest maximum anniversary value attained, or $190,000.

The death benefit payable is then $190,000.

A-2

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION

Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0.0%

Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 5 years later by a subsequent Purchase Payment of $50,000. On the sixth Contract Anniversary, assume the Contract Value is $175,000.

During the seventh Contract Year, when the Contract Value has increased to $185,000, a partial surrender of $50,000 is requested. On the eighth Contract Anniversary, when the Contract Value is $200,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $13,500.

When the $50,000 partial surrender is requested, $25,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $25,000 is allocated to the initial $100,000 Purchase Payment. Since 6 full years have elapsed since the initial Purchase Payment, a 2.0% surrender charge percentage will apply and the surrender charge is $25,000 times 2.0%, which equals $500.

From the $200,000 full surrender, $75,000 represents earnings in the Contract and is free of surrender charges. The remaining $125,000 is prorated to the Purchase Payments as follows:

•  $75,000 is allocated to the initial Purchase Payment

•  $50,000 is allocated to the subsequent Purchase Payment

Since 8 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $75,000.

Since 3 full years have elapsed since the subsequent Purchase Payment, a 5.0% surrender charge percentage will apply to $50,000.

The total surrender charge upon the full surrender is $2,500.

B-1

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 7 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

C-1

APPENDIX D
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the ProtectiveRewards® II Variable Annuity Contract as follows:

March 14, 1994 — Oppenheimer Money Fund
Goldman Sachs Strategic International Equity — Institutional Class
Goldman Sachs Structured
Small Cap Equity — Institutional Class
Goldman Sachs Structured U.S. Equity — Institutional Class
Goldman Sachs Growth and Income — Institutional Class
 June 13, 1995 — Goldman Sachs Capital Growth —
Institutional Class
 October 2, 2000 — Van Kampen LIT Mid Cap
Growth II (formerly Aggressive
Growth II)
 May 1, 2002 — Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
Lord Abbett Bond-Debenture
 June 2, 2003 — Lord Abbett Growth Opportunities
Lord Abbett America's Value
MFS Growth SS (formerly Emerging Growth SS)
MFS Research SS
MFS Investors Trust SS
MFS Investors Growth Stock SS
MFS Total Return SS
MFS New Discovery SS
MFS Utilities SS
Oppenheimer MidCap SS
Oppenheimer Capital
Appreciation SS
Oppenheimer Main Street SS
Oppenheimer Strategic Bond SS
Oppenheimer Global Securities SS
Oppenheimer High Income SS
Van Kampen LIT Capital Growth II (formerly Strategic Growth II)
Van Kampen LIT Enterprise II*
Van Kampen LIT Comstock II
Van Kampen LIT Growth and
Income II
 December 19, 2003 — Goldman Sachs Mid Cap Value Institutional Class
Van Kampen LIT Government II
Van Kampen's UIF Equity and
Income II	May 1, 2006 — Fidelity VIP MidCap-SC2
Fidelity VIP Growth-SC2
Fidelity VIP Equity-Income-SC2
Fidelity VIP Contrafund®-SC2
Fidelity VIP Investment Grade Bond SC2
Fidelity VIP Index 500-SC2
Franklin Income Securities-C2
Franklin Rising Dividends Securities-C2
Franklin Small Mid Cap Growth Securities-C2
Franklin Flex Cap Growth Securities-C2
Mutual Shares Securities-C2
Templeton Foreign Securities-C2
Templeton Growth Securities-C2
 May 1, 2007 — Franklin U.S. Government-C2
Templeton Global Bond
Securities-C2 (formerly Templeton Global Income Securities-C2)
 May 1, 2008 — Fidelity VIP Freedom Fund — 2015 Maturity-SC2
Fidelity VIP Freedom Fund — 2020 Maturity-SC2
Goldman Sachs Capital Growth Service Class
Goldman Sachs Growth and Income Service Class
Goldman Sachs Strategic International Equity Service Class
Goldman Sachs Structured Small Cap Equity Service Class
Goldman Sachs Structured U.S. Equity Service Class
Lord Abbett Large-Cap Core
Lord Abbett International
Van Kampen's UIF International Growth Equity Class II
Van Kampen's UIF Global Real Estate Class II

*  The Van Kampen LIT Enterprise Portfolio was liquidated April 24, 2009.

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the ProtectiveRewards® II Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the class of Accumulation Units offered in the ProtectiveRewards® II Variable Annuity. Only the class of Accumulation Units available in the ProtectiveRewards® II Variable Annuity Contract are shown in the following tables. For charges associated with this class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus as well as Appendix A.

You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values

ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Fidelity VIP Contrafund® — Service Class 2	2008	$9.21	2008	$9.48
	2007		2007	$16.71
	2006		2006	$14.40
	2005		2005	$13.06
	2004		2004	$11.31
Fidelity VIP Equity-Income — Service Class 2	2008	$9.07	2008	$7.86
	2007		2007	$13.88
	2006		2006	$13.85
	2005		2005	$11.67
	2004		2004	$11.17
Fidelity VIP Freedom Fund — 2015 Maturity —	2008	$9.44	2008	$7.62
Service Class 2	2007		2007
Fidelity VIP Freedom Fund — 2020 Maturity —	2008	$9.27	2008	$7.14
Service Class 2	2007		2007
Fidelity VIP Growth — Service Class 2	2008	$8.61	2008	$7.59
	2007		2007	$14.55
	2006		2006	$11.61
	2005		2005	$11.01
	2004		2004	$10.54
Fidelity VIP Index 500 — Service Class 2	2008	$9.21	2008	$8.45
	2007		2007	$13.59
	2006		2006	$13.06
	2005		2005	$11.43
	2004		2004	$11.05

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Fidelity VIP Investment Grade Bond — Service Class 2	2008	$9.93	2008	$10.75
	2007		2007	$11.26
	2006		2006	$10.93
	2005		2005	$10.61
	2004		2004	$10.52
Fidelity VIP Mid-Cap — Service Class 2	2008	$9.12	2008	$11.17
	2007		2007	$18.69
	2006		2006	$16.38
	2005		2005	$14.72
	2004		2004	$12.61
Franklin Templeton — Franklin Flex Cap	2008	$9.12	2008	$7.24
Growth Securities — Class 2	2007		2007	$11.31
	2006		2006	$10.00
	2005		2005
	2004		2004
Franklin Templeton — Franklin Income	2008	$9.62	2008	$8.08
Securities — Class 2	2007		2007	$11.61
	2006		2006	$11.31
	2005		2005
	2004		2004
Franklin Templeton — Franklin Rising	2008	$9.65	2008	$7.63
Dividends Securities — Class 2	2007		2007	$10.58
	2006		2006	$10.99
	2005		2005
	2004		2004
Franklin Templeton — Franklin Small Mid Cap	2008	$8.84	2008	$6.24
Growth Securities — Class 2	2007		2007	$10.96
	2006		2006	$9.96
	2005		2005
	2004		2004
Franklin Templeton — Mutual Shares	2008	$9.11	2008	$7.07
Securities — Class 2	2007		2007	$11.37
	2006		2006	$11.10
	2005		2005
	2004		2004

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Franklin Templeton — Templeton Foreign	2008	$9.38	2008	$7.61
Securities — Class 2	2007		2007	$12.89
	2006		2006	$11.29
	2005		2005
	2004		2004
Franklin Templeton — Templeton Global Bond	2008	$10.41	2008	$11.26
Securities — Class 2	2007		2007	$10.72
Franklin Templeton — Templeton Growth	2008	$9.19	2008	$6.62
Securities — Class 2	2007		2007	$11.60
	2006		2006	$11.46
	2005		2005
	2004		2004
Franklin Templeton — U.S. Government	2008	$10.37	2008	$11.13
Fund — Class 2	2007		2007	$10.45
Goldman Sachs Capital Growth — Service Class	2008	$8.57	2008	$6.37
	2007		2007
Goldman Sachs Growth and Income — Service Class	2008	$9.36	2008	$6.91
	2007		2007
Goldman Sachs Strategic International	2008	$9.34	2008	$6.09
Equity — Service Class	2007		2007
Goldman Sachs Structured Small Cap	2008	$9.26	2008	$7.21
Equity — Service Class			2007
Goldman Sachs Structured U.S. Equity —	2008	$9.37	2008	$6.84
Service Class			2007
Goldman Sachs Capital Growth — Institutional Class	2008		2008	$7.43
	2007		2007	$12.89
	2006		2006	$11.83
	2005		2005	$11.01
	2004		2004	$10.81
Goldman Sachs Growth and Income —	2008		2008	$9.49
Institutional Class	2007		2007	$14.64
	2006		2006	$14.58
	2005		2005	$12.01
	2004		2004	$11.68

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Goldman Sachs Strategic International Equity —	2008		2008	$9.16
Institutional Class	2007		2007	$17.13
	2006		2006	$16.05
	2005		2005	$13.28
	2004		2004	$11.81
Goldman Sachs Mid Cap Value — Institutional Class	2008		2008	$9.99
	2007		2007	$16.04
	2006		2006	$15.70
	2005		2005	$13.66
	2004		2004	$12.24
Goldman Sachs Structured Small Cap Equity —	2008		2008	$7.54
Institutional Class	2007		2007	$11.55
	2006		2006	$13.98
	2005		2005	$12.58
	2004		2004	$11.99
Goldman Sachs Structured U.S. Equity —	2008		2008	$8.07
	2007		2007	$12.95
	2006		2006	$13.31
	2005		2005	$11.91
	2004		2004	$11.30
Lord Abbett America's Value	2008	$9.92	2008	$10.00
	2007		2007	$13.69
	2006		2006	$13.41
	2005		2005	$11.83
	2004		2004	$11.52
Lord Abbett Bond-Debenture	2008	$9.59	2008	$10.08
	2007		2007	$12.35
	2006		2006	$11.76
	2005		2005	$10.87
	2004		2004	$10.84
Lord Abbett Growth and Income	2008	$9.43	2008	$8.63
	2007		2007	$13.71
	2006		2006	$13.40
	2005		2005	$11.54
	2004		2004	$11.30

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Lord Abbett Growth Opportunities	2008	$9.14	2008	$9.11
	2007		2007	$14.90
	2006		2006	$12.42
	2005		2005	$11.63
	2004		2004	$11.24
Lord Abbett International	2008	$9.43	2008	$5.56
	2007		2007
Lord Abbett Large-Cap Core	2008	$9.27	2008	$7.28
	2007		2007
Lord Abbett Mid-Cap Value	2008	$9.46	2008	$8.52
	2007		2007	$14.21
	2006		2006	$14.27
	2005		2005	$12.85
	2004		2004	$12.00
MFS Growth — Service Shares	2008	$9.18	2008	$9.40
	2007		2007	$15.22
	2006		2006	$12.72
	2005		2005	$11.95
	2004		2004	$11.09
MFS Investors Growth Stock — Service Shares	2008	$9.12	2008	$8.21
	2007		2007	$13.14
	2006		2006	$11.97
	2005		2005	$11.27
	2004		2004	$10.93
MFS Investors Trust — Service Shares	2008	$9.38	2008	$9.56
	2007		2007	$14.48
	2006		2006	$13.30
	2005		2005	$11.92
	2004		2004	$11.26
MFS New Discovery — Service Shares	2008	$9.12	2008	$7.59
	2007		2007	$12.69
	2006		2006	$12.54
	2005		2005	$11.22
	2004		2004	$10.80

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
MFS Research — Service Shares	2008	$9.29	2008	$9.32
	2007		2007	$14.78
	2006		2006	$13.23
	2005		2005	$12.13
	2004		2004	$11.40
MFS Total Return — Service Shares	2008	$9.79	2008	$9.83
	2007		2007	$12.78
	2006		2006	$12.43
	2005		2005	$11.25
	2004		2004	$11.08
MFS Utilities — Service Shares	2008	$10.23	2008	$14.77
	2007		2007	$24.01
	2006		2006	$19.02
	2005		2005	$14.68
	2004		2004	$12.72
OppenheimerFunds Capital Appreciation —	2008	$8.69	2008	$7.22
Service Shares	2007		2007	$13.43
	2006		2006	$11.92
	2005		2005	$11.19
	2004		2004	$10.78
OppenheimerFunds Global Securities —	2008	$9.53	2008	$9.56
Service Shares	2007		2007	$16.19
	2006		2006	$15.42
	2005		2005	$13.28
	2004		2004	$11.76
OppenheimerFunds High Income — Service Shares	2008	$3.48	2008	$2.46
	2007		2007	$11.58
	2006		2006	$11.76
	2005		2005	$10.88
	2004		2004	$10.78
OppenheimerFunds Main Street — Service Shares	2008	$9.28	2008	$8.15
	2007		2007	$13.42
	2006		2006	$13.00
	2005		2005	$11.45
	2004		2004	$10.94

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
OppenheimerFunds Mid Cap — Service Shares	2008	$8.39	2008	$6.78
	2007		2007	$13.48
	2006		2006	$12.85
	2005		2005	$12.65
	2004		2004	$11.41
OppenheimerFunds Money Fund	2008	$1.00	2008	$11.14
	2007		2007	$10.96
	2006		2006	$10.55
	2005		2005	$10.18
	2004		2004	$10.01
OppenheimerFunds Strategic Bond — Service Shares	2008	$9.28	2008	$10.74
	2007		2007	$12.69
	2006		2006	$11.70
	2005		2005	$11.03
	2004		2004	$10.88
Van Kampen LIT Comstock II	2008	$9.23	2008	$8.39
	2007		2007	$13.21
	2006		2006	$13.67
	2005		2005	$11.90
	2004		2004	$11.55
Van Kampen LIT Enterprise II	2008	$9.07	2008	$7.58
	2007		2007	$13.46
	2006		2006	$12.10
	2005		2005	$11.45
	2004		2004	$10.73
Van Kampen LIT Government II	2008	$10.32	2008	$11.58
	2007		2007	$11.52
	2006		2006	$10.88
	2005		2005	$10.67
	2004		2004	$10.44
Van Kampen LIT Growth and Income II	2008	$9.35	2008	$9.68
	2007		2007	$14.43
	2006		2006	$14.23
	2005		2005	$12.40
	2004		2004	$11.42

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Van Kampen LIT Mid Cap Growth II	2008	$8.92	2008	$7.88
	2007		2007	$14.98
	2006		2006	$12.87
	2005		2005	$12.40
	2004		2004	$11.28
Van Kampen LIT Capital Growth II	2008	$8.63	2008	$6.85
	2007		2007	$13.60
	2006		2006	$11.78
	2005		2005	$11.60
	2004		2004	$10.89
Van Kampen UIF Equity and Income II	2008	$9.71	2008	$10.29
	2007		2007	$13.45
	2006		2006	$13.16
	2005		2005	$11.81
	2004		2004	$11.11
Van Kampen UIF Global Real Estate II	2008	$8.62	2008	$5.82
	2007		2007
Van Kampen UIF International Growth Equity II	2008	$9.04	2008	$5.62
	2007		2007

Accumulation Unit Outstanding

ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Fidelity VIP Contrafund® — Service Class 2	2008	3,262	2008	540,022
	2007		2007	387,336
	2006		2006	219,829
	2005		2005	71,495
	2004		2004	3,720
Fidelity VIP Equity-Income — Service Class 2	2008	—	2008	95,226
	2007		2007	87,051
	2006		2006	49,320
	2005		2005	14,492
	2004		2004	454
Fidelity VIP Freedom Fund — 2015 Maturity —	2008	—	2008	204
Service Class	2007		2007
Fidelity VIP Freedom Fund — 2020 Maturity —	2008	—	2008	—
Service Class	2007		2007
Fidelity VIP Growth — Service Class 2	2008	6,498	2008	45,230
	2007		2007	43,998
	2006		2006	34,242
	2005		2005	8,827
	2004		2004	2,737
Fidelity VIP Index 500 — Service Class 2	2008	1,532	2008	222,646
	2007		2007	179,976
	2006		2006	89,139
	2005		2005	56,381
	2004		2004	211
Fidelity VIP Investment Grade Bond — Service Class 2	2008	2,352	2008	210,075
	2007		2007	196,174
	2006		2006	107,778
	2005		2005	37,405
	2004		2004	3,628
Fidelity VIP Mid-Cap — Service Class 2	2008	—	2008	154,205
	2007		2007	164,333
	2006		2006	115,803
	2005		2005	25,681
	2004		2004	425

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Franklin Templeton — Franklin Flex Cap	2008	—	2008	16,978
Growth Securities — Class 2	2007		2007	13,262
	2006		2006	3,960
	2005		2005
	2004		2004
Franklin Templeton — Franklin Income	2008	649	2008	388,469
Securities — Class 2	2007		2007	285,883
	2006		2006	63,486
	2005		2005
	2004		2004
Franklin Templeton — Franklin Rising	2008	4,631	2008	337,971
Dividends Securities — Class 2	2007		2007	180,175
	2006		2006	15,730
	2005		2005
	2004		2004
Franklin Templeton — Franklin Small-Mid Cap	2008	—	2008	36,450
Growth Securities — Class 2	2007		2007	23,247
	2006		2006	12,797
	2005		2005
	2004		2004
Franklin Templeton — Mutual Shares	2008	9,711	2008	355,831
Securities — Class 2	2007		2007	289,067
	2006		2006	66,946
	2005		2005
	2004		2004
Franklin Templeton — Templeton Foreign	2008	1,792	2008	425,867
Securities — Class 2	2007		2007	173,430
	2006		2006	23,664
	2005		2005
	2004		2004
Franklin Templeton — Templeton Global Bond	2008	58	2008	106,502
Securities	2007		2007	60,928
Franklin Templeton — Templeton Growth	2008	—	2008	176,281
Securities — Class 2	2007		2007	171,226
	2006		2006	55,484
	2005		2005
	2004		2004

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Franklin Templeton U.S. Government — Class 2	2008	2,245	2008	152,668
	2007		2007	33,023
Goldman Sachs Capital Growth — Service Class	2008	419	2008	—
	2007		2007
Goldman Sachs Growth and Income — Service Class	2008	7,312	2008	224,733
	2007		2007
Goldman Sachs Strategic International	2008	2,658	2008	226,596
Equity — Service Class	2007		2007
Goldman Sachs Structured Small Cap Value	2008	1,041	2008	86,465
Equity — Service Class	2007		2007
Goldman Sachs Structured U.S.	2008	1,359	2008	—
Equity — Service Class	2007		2007
Goldman Sachs Capital Growth —	2008		2008	107,756
Institutional Class	2007		2007	84,740
	2006		2006	48,435
	2005		2005	29,709
	2004		2004	329
Goldman Sachs Growth and Income —	2008		2008	133,653
Institutional Class	2007		2007	158,032
	2006		2006	110,113
	2005		2005	62,887
	2004		2004	1,291
Goldman Sachs Strategic International Equity —	2008		2008	339,867
Institutional Class	2007		2007	273,924
	2006		2006	115,166
	2005		2005	47,839
	2004		2004	4,596
Goldman Sachs Mid Cap Value — Institutional Class	2008		2008	97,135
	2007		2007	139,287
	2006		2006	141,308
	2005		2005	93,932
	2004		2004	3,284

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Goldman Sachs Structured Small Cap Equity —	2008		2008	251,036
Institutional Class	2007		2007	232,549
	2006		2006	137,728
	2005		2005	67,666
	2004		2004	3,665
Goldman Sachs Structured U.S. Equity —	2008		2008	73,391
Institutional Class	2007		2007	76,555
	2006		2006	46,320
	2005		2005	22,350
	2004		2004	6,280
Lord Abbett America's Value	2008	—	2008	64,053
	2007		2007	99,138
	2006		2006	87,758
	2005		2005	66,838
	2004		2004	4,357
Lord Abbett Bond-Debenture	2008	2,084	2008	261,160
	2007		2007	213,921
	2006		2006	153,122
	2005		2005	79,152
	2004		2004	1,631
Lord Abbett Growth and Income	2008	8,369	2008	308,056
	2007		2007	302,558
	2006		2006	218,931
	2005		2005	113,006
	2004		2004	8,984
Lord Abbett Growth Opportunities	2008	352	2008	71,519
	2007		2007	24,771
	2006		2006	24,840
	2005		2005	13,502
	2004		2004	773
Lord Abbett International	2008	2,073	2008	92,594
	2007		2007
Lord Abbett Large-Cap Core	2008	928	2008	—
	2007		2007

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Lord Abbett Mid-Cap Value	2008	990	2008	379,252
	2007		2007	307,235
	2006		2006	203,177
	2005		2005	100,391
	2004		2004	7,397
MFS Growth — Service Shares	2008	1,054	2008	11,852
	2007		2007	8,952
	2006		2006	7,924
	2005		2005	5,099
	2004		2004	379
MFS Investors Growth Stock — Service Shares	2008	2,117	2008	280,820
	2007		2007	104,812
	2006		2006	27,424
	2005		2005	7,350
	2004		2004	943
MFS Investors Trust — Service Shares	2008	—	2008	7,131
	2007		2007	8,876
	2006		2006	8,379
	2005		2005	4,381
	2004		2004	948
MFS New Discovery — Service Shares	2008	964	2008	103,125
	2007		2007	45,063
	2006		2006	39,287
	2005		2005	21,773
	2004		2004	73
MFS Research — Service Shares	2008	—	2008	35,966
	2007		2007	32,972
	2006		2006	17,929
	2005		2005	1,372
	2004		2004	758
MFS Total Return — Service Shares	2008	921	2008	200,417
	2007		2007	241,836
	2006		2006	243,259
	2005		2005	177,809
	2004		2004	4,911

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
MFS Utilities — Service Shares	2008	1,337	2008	151,845
	2007		2007	170,096
	2006		2006	141,341
	2005		2005	68,305
	2004		2004	647
OppenheimerFunds Capital Appreciation —	2008	2,119	2008	131,010
Service Shares	2007		2007	23,457
	2006		2006	19,946
	2005		2005	13,232
	2004		2004	2,647
OppenheimerFunds Global Securities —	2008	—	2008	202,071
Service Shares	2007		2007	212,598
	2006		2006	158,242
	2005		2005	62,227
	2004		2004	3,779
OppenheimerFunds High Income — Service Shares	2008	—	2008	34,182
	2007		2007	30,478
	2006		2006	34,682
	2005		2005	18,191
	2004		2004	1,932
OppenheimerFunds Main Street — Service Shares	2008	33	2008	48,972
	2007		2007	41,222
	2006		2006	31,656
	2005		2005	16,764
	2004		2004	658
OppenheimerFunds Mid Cap — Service Shares	2008	—	2008	22,329
	2007		2007	18,860
	2006		2006	16,872
	2005		2005	11,993
	2004		2004	3,713
OppenheimerFunds Money Fund	2008	—	2008	150,693
	2007		2007	76,760
	2006		2006	30,696
	2005		2005	418
	2004		2004	210

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
OppenheimerFunds Strategic Bond —	2008	15,581	2008	471,466
Service Shares	2007		2007	305,611
	2006		2006	198,173
	2005		2005	96,352
	2004		2004	2,745
Van Kampen LIT Comstock II	2008	51	2008	252,530
	2007		2007	269,581
	2006		2006	214,133
	2005		2005	137,712
	2004		2004	4,866
Van Kampen LIT Enterprise II	2008	—	2008	15,506
	2007		2007	22,532
	2006		2006	25,524
	2005		2005	9,938
	2004		2004	1,449
Van Kampen LIT Government II	2008	6,400	2008	381,797
	2007		2007	148,069
	2006		2006	43,447
	2005		2005	14,188
	2004		2004	1,141
Van Kampen LIT Growth and Income II	2008	1,266	2008	174,993
	2007		2007	130,071
	2006		2006	97,433
	2005		2005	53,468
	2004		2004	1,459
Van Kampen LIT Mid Cap Growth II	2008	—	2008	121,779
	2007		2007	67,120
	2006		2006	33,155
	2005		2005	2,072
	2004		2004	58
Van Kampen LIT Capital Growth II	2008	—	2008	15,170
	2007		2007	20,882
	2006		2006	16,836
	2005		2005	1,708
	2004		2004	73

	Contracts Issued on December 1, 2008 or later		Contracts Issued before December 1, 2008
Sub Account	Year Ended		Year Ended
Van Kampen UIF Equity and Income II	2008	—	2008	79,362
	2007		2007	82,387
	2006		2006	74,160
	2005		2005	41,552
	2004		2004	59
Van Kampen UIF Global Real Estate II	2008	—	2008	2,749
	2007		2007
Van Kampen UIF International Growth Equity II	2008	—	2008	—
	2007		2007

APPENDIX E

Example of SecurePay Rider with the SecurePay R72 Benefit

For Contract Owners Who Purchased the Rider on or After May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 13 years after the Rider Effective Date

•  Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—
1	15,000	(B)	—		119,336		122,200	(C)	122,200	(D)	—	—
2	—		—		133,212		130,998	(E)	133,212	(F)	—	—
3	10,000	(G)	—		145,941		142,803	(H)	142,803	(I)	—	—
4	—		—		154,057		153,084		153,084	(J)	—	—
5	—		—		116,753		164,106		164,106	(K)	—	—
6	—		—		99,317		175,922		175,922	(L)	—	—
7	—		—		117,908		188,588		188,588	(M)	—	—
8	—		—		93,575		188,588	(N)	188,588	(O)	—	—
9	12,000		—		112,836		202,166	(P)	202,166	(Q)	—	—
10	—		10,000		105,382	(R)	197,939	(S)	197,939	(T)	—	—
11	—		—		120,015		212,191		212,191	(U)	—	—
12	—		—		143,194		N/A(V)		212,191	(W)	—	—
13	—		10,610	(X)	150,931		N/A		212,191		10,610	—
14	—		10,610	(X)	158,078		N/A		212,191		10,610	—
15	—		10,610	(X)	155,209		N/A		212,191		10,610	—
16	—		2,000	(Y)	163,611		N/A		212,191	(Y)	10,610	8,610	(Y)
17	—		10,610	(Z)	154,962		N/A		212,191		10,610	—
18	—		10,610	(Z)	152,795		N/A		212,191		10,610

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $15,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

(G)  The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

(I)  The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($145,941 – $10,000).

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

(K)  The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($116,753 – $10,000).

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

(M)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($117,908 – $10,000).

(N)  Since the Contract Value is <50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

(O)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($93,575 – $10,000).

(P)  Since the Contract Value is >=50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

(Q)  The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($112,836 – $22,000).

(R)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

(S)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $202,166 * (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

(T)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

(U)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

(V)  Since 10 contract anniversaries have elapsed where the Roll-up Amount was >$0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

(W)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

(X)  For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(Y)  In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(Z)  For the last two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

Example of SecurePay Rider
(without the SecurePay R72 Benefit)
For Contract Owners Who Purchased the Rider on or After May 1, 2009

The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider on or after May 1, 2009 (or later, subject to state approval). The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  He received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		153,975	153,975	(C)	0	0
2	0		0		161,676	161,676	(D)	0	0
3	25,000	(E)	0		210,964	185,964	(F)	0	0
4	0		0		208,164	185,964	(G)	0	0
5	0		0		246,037	221,037	(H)	0	0
6	15,000	(I)	0		249,536	221,037	(J)	0	0
7	0		0		290,987	250,987	(K)	0	0
8	0		10,000	(L)	288,172	248,172	(M)	0	0
9	0		0		312,085	272,085	(N)	0	0
10	0		0		337,317	297,317	(O)	0	0
11	0		14,866	(P)	313,603	297,317		14,866	0
12	0		14,866	(P)	329,576	297,317		14,866	0
13	0		14,866	(P)	333,375	297,317		14,866	0
14	0		5,000	(Q)	359,462	319,462	(Q)	14,866	9,866	(Q)
15	0		15,973	(R)	355,423	319,462		15,973	0
16	0		15,973	(R)	348,558	319,462		15,973	0
17	0		15,973	(R)	334,053	319,462		15,973	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

APPENDIX F

The SecurePay GMAB (Not Available On or After May 1, 2009)

If you purchased the SecurePay rider prior to May 1, 2009, we offered the rider by itself or, for an increased SecurePay Fee, with an optional SecurePay feature that could be selected at the time you purchased the rider (but not after purchase): the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB).

As of May 1, 2009, the SecurePay GMAB is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option.

The following describes the SecurePay GMAB for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay GMAB, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.

SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) (Not available on or after May 1, 2009)

The SecurePay GMAB was designed to protect you from poor investment performance under the Contract during a specified period. Subject to certain conditions, the SecurePay GMAB provides a future "safety net" by guaranteeing that at the end of a specified period ("GMAB Period"), your Contract Value will not be less than a minimum guaranteed amount ("GMAB Guaranteed Amount"). If your Contract Value is less than this amount on that date we will increase your Contract Value to equal the GMAB Guaranteed Amount.

Important Considerations

•  A partial surrender will reduce the GMAB Guaranteed Amount in the same proportion that the partial surrender reduces your Contract Value. Thus, partial surrenders may significantly reduce the value of the SecurePay GMAB.

•  The SecurePay GMAB must remain in effect for the entire GMAB Period in order to obtain the guarantee under this benefit. If you establish the Benefit Election Date prior to the end of the GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus. You should carefully weigh the advantages of the SecurePay GMAB with the disadvantages of delaying taking SecurePay Withdrawals.

•  Purchase Payments received by us more than one year after the Rider Effective Date are not included in the calculation of the GMAB Guaranteed Amount.

•  Because your Contract Value may be greater than or equal to the GMAB Guaranteed Amount at the end of the GMAB Period, you may never need to rely on the SecurePay GMAB. Thus, you may be paying for a benefit that you never realize. We will not refund the increased SecurePay Fee if your Contract Value is not increased by the SecurePay GMAB.

•  If your Contract Value is reduced to zero during the GMAB Period, your SecurePay GMAB will terminate and you will not receive any increase in your Contract Value equal to the GMAB Guaranteed Amount.

Calculating the GMAB Guaranteed Amount

On the Rider Effective Date, we will determine your initial GMAB Guaranteed Amount. Your initial GMAB Guaranteed Amount is equal to your initial Purchase Payment. Thereafter, we increase the GMAB Guaranteed

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Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the Rider Effective Date. Any Purchase Payments that we receive after the first year will not increase the GMAB Guaranteed Amount. We reduce the GMAB Guaranteed Amount for each partial surrender from the Contract in the same proportion that each partial surrender reduces your Contract Value as of the date we process the partial surrender request.

Example: Assume that on January 1st you purchase the SecurePay rider with the SecurePay GMAB and make an initial Purchase Payment of $100,000. The GMAB Guaranteed Amount would equal $100,000. To continue this example, assume:

On March 1st of that same year, your Contract Value increases to $101,000 due to favorable market performance and you make an additional Purchase Payment of $10,000. Your Contract Value would increase to $111,000 ($101,000 + $10,000) and your GMAB Guaranteed Amount would increase to $110,000 ($100,000 + $10,000).

On September 1st, your Contract Value further increases to $115,000 due to favorable market performance and you make a $20,000 partial surrender. Your Contract Value would decrease to $95,000 ($115,000 – $20,000). Because the partial surrender reduced your Contract Value by 17.39% (($115,000 – $95,000)/$115,000), we would proportionally reduce your GMAB Guaranteed Amount by 17.39%, or $19,130.43 ($110,000 – 17.39%) to $90,869.57 ($115,000 – $19,130.43).

Note: Partial surrenders could reduce your GMAB Guaranteed Amount by substantially more than the actual amount of the partial surrender. For example, assume your GMAB Guaranteed Amount is $100,000. If you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value), then the GMAB Guaranteed Amount is reduced by 50% to $50,000. Thus, the $45,000 partial surrender would reduce the GMAB Guaranteed Amount by more than $45,000 — it would reduce it by $50,000.

On February 1st of the following year, your Contract Value decreases to $90,000 due to unfavorable market performance and you make an additional Purchase Payment of $5,000. Your Contract Value would increase to $95,000 ($90,000 + $5,000), but your GMAB Guaranteed Amount would remain at $90.869.57 since you made the additional Purchase Payment more than one year following the Rider Effective Date. However, any additional partial surrenders would continue to decrease your GMAB Guaranteed Amount.

"Stepping Up" the GMAB Guaranteed Amount

On the 5th Contract Anniversary following the Rider Effective Date, you may "step-up" the GMAB Guaranteed Amount to equal your current Contract Value and begin a new GMAB Period. To do so:

•  you must elect the step-up in writing within 90 days prior to the 5th Contract Anniversary;

•  your Contract Value on the 5th Contract Anniversary following the Rider Effective Date must be greater than the GMAB Guaranteed Amount on that date;

•  the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect;

•  we must receive your request prior to the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday); and

•  the SecurePay GMAB must still be in effect.

If you elect the step-up, a new GMAB Period will begin on the 5th Contract Anniversary following the Rider Effective Date. We also will adjust your GMAB Guaranteed Amount so that it is equal to your Contract Value on the 5th Contract Anniversary following the Rider Effective Date. Please note that any Purchase Payments we receive following the date of reset will not increase the GMAB Guaranteed Amount. Upon step-up, we reserve the right to change your SecurePay Fee to the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

F-2

Note: If you establish the Benefit Election Date prior to the end of the new GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus. You should carefully weigh the advantages of "stepping up" the GMAB Guaranteed Amount with the disadvantages of delaying taking SecurePay Withdrawals.

Determining the GMAB Period

On the Rider Effective Date, we will begin the GMAB Period. The GMAB Period will continue until the earliest of:

(1)  the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the date you "step-up" the GMAB Period, as discussed above;

(2)  the Benefit Election Date; or

(3)  termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus).

Expiration of the GMAB Period

If, at the end of the GMAB Period, your Contract Value is less than the GMAB Guaranteed Amount, we will increase your Contract Value to equal the GMAB Guaranteed Amount. We will allocate the increase in Contract Value pro-rata among the Sub-Accounts in which you are invested.

Example: Assume that on January 1, 2018, your GMAB Period ends, your Contract Value equals $100,000, and your GMAB Guaranteed Amount equals $150,000. Since your Contract Value ($100,000) is less than your GMAB Guaranteed Amount ($150,000) at the end of your GMAB Period, we will increase your Contract Value to $150,000 to equal your GMAB Guaranteed Amount. We will allocate the increased amount ($50,000) pro-rata among the Sub-Accounts in which you are invested.

Termination of the SecurePay GMAB

The SecurePay GMAB will terminate on the earliest of:

(1)  the end of the GMAB Period (or the end of the new GMAB Period following "step-up" of the GMAB Guaranteed Amount);

(2)  the Benefit Election Date; or

(3)  termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "Guaranteed Lifetime Withdrawal Benefit ("SecurePay") With RightTime® Option" section of the prospectus).

If the SecurePay GMAB terminates due to the establishment of the Benefit Election Date or the termination of your SecurePay rider, you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee).

Upon termination of the SecurePay GMAB, we will no longer assess the increased SecurePay Fee for the SecurePay GMAB. However, we will continue to assess the SecurePay Fee for the SecurePay rider or, if purchased, the increased SecurePay Fee for the SecurePay R72 Benefit until termination of the rider.

F-3

Repurchasing the SecurePay GMAB

If your SecurePay GMAB terminated before the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday), you may request to repurchase the SecurePay GMAB. We must receive your written request within 90 days prior to the date of termination, your SecurePay rider must still be in effect, the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect, and you must not have established the Benefit Election Date. We will treat the SecurePay GMAB as a new purchase, which means that a new GMAB Period will begin as of the date of termination and your GMAB Guaranteed Amount will be equal to your Contract Value as of that date. We also will increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the date of repurchase (although any Purchase Payments that we receive after that first year will not increase the GMAB Guaranteed Amount). We will set your SecurePay Fee to equal the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

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APPENDIX G

Example of SecurePay Rider
(without the SecurePay R72 Benefit and the SecurePay GMAB)

For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider ("SecurePay Rider") without the SecurePay R72 Benefit or the SecurePay GMAB for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		158,955	158,955	(C)	0	0
2	0		0		165,987	165,987	(D)	0	0
3	25,000	(E)	0		215,760	190,760	(F)	0	0
4	0		0		211,719	190,760	(G)	0	0
5	0		0		248,856	223,856	(H)	0	0
6	15,000	(I)	0		251,276	223,856	(J)	0	0
7	0		0		291,400	251,400	(K)	0	0
8	0		10,000	(L)	286,952	246,952	(M)	0	0
9	0		0		309,046	269,046	(N)	0	0
10	0		0		332,184	292,184	(O)	0	0
11	0		17,531	(P)	307,062	292,184		17,531	0
12	0		17,531	(P)	320,745	292,184		17,531	0
13	0		17,531	(P)	322,393	292,184		17,531	0
14	0		5,000	(Q)	345,506	305,506	(Q)	17,531	12,531	(Q)
15	0		18,330	(R)	339,725	305,506		18,330	0
16	0		18,330	(R)	331,210	305,506		18,330	0
17	0		18,330	(R)	315,437	305,506		18,330	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

G-1

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $158,955. The Benefit Base steps up to $158,955.

(D)  The Benefit Base steps up to the Anniversary Value of $165,987.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $190,760 ($215,760 – $25,000). The Benefit Base steps up to $190,760, since that is greater than the current Benefit Base of $165,987.

(G)  The Benefit Base remains at $190,760 since the Anniversary Value is less ($211,719 – $25,000 = 186,716).

(H)  The Benefit Base steps up to the Anniversary Value of $223,856 ($248,856 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $223,856 since the Anniversary Value is less ($251,276 – $40,000 = $211,276).

(K)  The Benefit Base steps up to the Anniversary Value of $251,400 ($291,400 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$296,952 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,934 ($251,400 – ($251,400 * ($10,000/$296,952))).

(M)  The Benefit Base steps up to the Anniversary Value of $246,952 ($286,952 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $269,046 ($309,046 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $292,184 ($332,184 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $17,531 (.06 x $292,184).

(Q)  In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $305,506 ($345,506 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $18,330 (.06 x $305,506).

G-2

APPENDIX H

Example of SecurePay Rider with the SecurePay R72 Benefit
and the SecurePay GMAB

For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		GMAB Guaranteed Amount
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—		100,000	(A)
1	50,000	(B)	—		153,975		157,200	(C)	157,200	(D)	—	—		100,000
2	—		—		161,676		168,518	(E)	168,518	(F)	—	—		100,000
3	25,000	(G)	—		209,964		180,651	(H)	184,964	(I)	—	—		100,000
4	—		—		208,164		198,281		198,281	(J)	—	—		100,000
5	—		—		246,037		212,557		221,037	(K)	—	—		100,000
6	15,000		—		249,536		236,951		236,951	(L)	—	—		100,000
7	—		—		290,987		248,798		250,987	(M)	—	—		100,000
8	—		10,000		288,172	(N)	260,026	(O)	260,026	(P)	—	—		96,646	(Q)
9	—		—		312,085		278,748		278,748	(R)	—	—		96,646
10	—		—		337,317		298,818		298,818	(S)	—	—		96,646	(T)
11	—		14,941	(U)	313,603		N/A(V)		298,818		14,941	—		N/A
12	—		14,941	(U)	329,576		N/A		298,818		14,941	—		N/A
13	—		14,941	(U)	333,375		N/A		298,818		14,941	—		N/A
14	—		5,000	(W)	359,462		N/A		319,462	(W)	14,941	9,941	(W)	N/A
15	—		15,973	(X)	355,423		N/A		319,462		15,973	—		N/A
16	—		15,973	(X)	348,558		N/A		319,462		15,973	—		N/A
17	—		15,973	(X)	334,053		N/A		319,462		15,973	—		N/A

(A)  The initial Benefit Base and initial GMAB Guaranteed Amount are each equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $150,000, $153,975, and $157,200, respectively).

(E)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $157,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $155,000, $161,676, and $168,518, respectively).

(G)  The $25,000 Purchase Payment is not added to the current BenefitBase because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $168,518).

(I)  The SecurePay Roll-up Value ($180,651) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000). Note that the Roll-Up period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(K)  The SecurePay Roll-up Value ($212,557) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(M)  The SecurePay Roll-Up Value ($248,798) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($290,987 – $40,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(N)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(O)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $250,987 * (1 – .034)) to $17,457. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($242,569 + $17,457).

(P)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($260,026).

(Q)  The GMAB Guaranteed Amount is reduced proportionally due to the $10,000 withdrawal. The amount is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new GMAB Guaranteed Amount is $96,646 ($100,000 – ($100,000 * ($10,000/$298,172))).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

(S)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $297,317 ($337,317 – $40,000).

(T)  Since the GMAB Guaranteed Amount was not stepped-up at the end of year 5, the GMAB benefit is no longer available after year 10.

(U)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,941 (.05 * $298,818)

(V)  Since the withdrawals under the rider begin, the Roll-Up Period stops.

(W)  In year 14, Joe only takes $5,000 of the available $14,941. Please note that the $9,941 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(X)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

APPENDIX I

PrincipalBack Annuitization Benefit
for Contracts Purchased before May 1, 2007

Owners who purchased their Contracts before May 1, 2007, have available to them the PrincipalBack Annuitization Benefit.

If you qualify for the minimum Annuity Value (see Annuity Value, Minimum Annuity Value), and you elect to receive fixed income payments for either of the following payment periods, the total amount of the payments we make will not be less than your adjusted aggregate Purchase Payments. You may elect PrincipalBack payments either (i) under Annuity Option A, with payments for a certain period of 10 years or more; or (ii) under Annuity Option B, with payments for life with an installment refund of Purchase Payments. If you elect PrincipalBack payments for life with an installment refund of Purchase Payments, the payments will be based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed to continue until the amount of the payments equals your adjusted aggregate Purchase Payments. We will stop making payments when the amount of the payments equals your adjusted aggregate Purchase Payments or when the Annuitant(s) dies, whichever is later. For purposes of PrincipalBack payments, your adjusted aggregate Purchase Payments are determined in the same way that they are determined for the minimum Annuity Value described above.

I-1

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the ProtectiveRewards® II Variable Annuity.

__________________________________________________________________________________________________________________ Name:

__________________________________________________________________________________________________________________ Address

__________________________________________________________________________________________________________________ City, State, Zip

__________________________________________________________________________________________________________________ Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
PROTECTIVEREWARDS® II VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the ProtectiveRewards® II Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2009.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	3

STATE REGULATION	3

RECORDS AND REPORTS	3

LEGAL MATTERS	3

EXPERTS	3

OTHER INFORMATION	4

FINANCIAL STATEMENTS	4

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2008 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2008 and 2007 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

The financial statements of Protective Life Insurance Company as of December 31, 2008, and 2007 and for each of the three years in the period ended December 31, 2008 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

3

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N. E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2008 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2008 and 2007 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2008 and 2007 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2008 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Annuity Separate Account
and the Board of Directors of
Protective Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of The Protective Variable Annuity Separate Account, at December 31, 2008, and the results of each of their operations and changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Birmingham, Alabama
April 24, 2009

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at market value	$104,626	$60,831	$50,399
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	104,626	60,831	50,399
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$104,626	$60,831	$50,399
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at market value	$40,302	$47,943	$13,664
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	40,302	47,943	13,664
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$40,302	$47,943	$13,664
	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at market value	$1,325	$15,746	$13,459
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,325	15,746	13,459
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,325	$15,746	$13,459

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Assets
Investment in sub-accounts at market value	$6,421	$16	$—
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,421	16	—
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$6,421	$16	$—
	Calvert Balanced	MFS Growth Series IC	MFS Research IC
Assets
Investment in sub-accounts at market value	$2,372	$5,775	$10,068
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,372	5,775	10,068
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,372	$5,775	$10,068
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Assets
Investment in sub-accounts at market value	$14,011	$55,247	$2,259
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	14,011	55,247	2,259
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$14,011	$55,247	$2,259

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC
Assets
Investment in sub-accounts at market value	$7,786	$3,449	$1,084
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,786	3,449	1,084
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$7,786	$3,449	$1,084
	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Assets
Investment in sub-accounts at market value	$968	$1,752	$50,260
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	968	1,752	50,260
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$968	$1,752	$50,260
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Assets
Investment in sub-accounts at market value	$5,198	$6,489	$24,832
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,198	6,489	24,832
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,198	$6,489	$24,832

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Assets
Investment in sub-accounts at market value	$48,892	$2,961	$13,323
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	48,892	2,961	13,323
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$48,892	$2,961	$13,323
	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
Assets
Investment in sub-accounts at market value	$16,474	$35,314	$15,075
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	16,474	35,314	15,075
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$16,474	$35,314	$15,075
	Oppenheimer High Income Fund/VA	Oppenheimer MidCap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC
Assets
Investment in sub-accounts at market value	$1,539	$511	$11,936
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,539	511	11,936
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,539	$511	$11,936

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Oppenheimer Main Street Fund/VA SC	Oppenheimer Strategic Bond Fund/VA SC	Oppenheimer Global Securites Fund/VA SC
Assets
Investment in sub-accounts at market value	$3,139	$44,127	$20,125
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,139	44,127	20,125
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$3,139	$44,127	$20,125
	Oppenheimer High Income Fund/VA SC	Van Eck WW Hard Asset	Van Eck WW Real Estate
Assets
Investment in sub-accounts at market value	$1,263	$315	$227
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,263	315	227
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,263	$315	$227
	Van Kampen Capital Growth	Van Kampen Enterprise	Van Kampen Comstock
Assets
Investment in sub-accounts at market value	$7,130	$8,033	$58,591
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,130	8,033	58,591
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$7,130	$8,033	$58,591

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Van Kampen Growth & Income	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II
Assets
Investment in sub-accounts at market value	$66,832	$2,642	$84,044
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	66,832	2,642	84,044
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$66,832	$2,642	$84,044
	Van Kampen Government Portfolio II	Van Kampen Capital Growth II	Van Kampen Enterprise II
Assets
Investment in sub-accounts at market value	$76,782	$2,927	$3,202
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	76,782	2,927	3,202
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$76,782	$2,927	$3,202
	Van Kampen Comstock II	Van Kampen Growth & Income II	Van Kampen UIF International Growth Equity II
Assets
Investment in sub-accounts at market value	$78,079	$54,367	$245
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	78,079	54,367	245
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$78,079	$54,367	$245

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Assets
Investment in sub-accounts at market value	$114	$109,218	$87,991
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	114	109,218	87,991
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$114	$109,218	$87,991
	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value
Assets
Investment in sub-accounts at market value	$83,188	$13,453	$45,721
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	83,188	13,453	45,721
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$83,188	$13,453	$45,721
	Lord Abbett International	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC2
Assets
Investment in sub-accounts at market value	$5,544	$513	$14,156
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,544	513	14,156
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$5,544	$513	$14,156

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Assets
Investment in sub-accounts at market value	$1,520	$37,541	$10,754
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,520	37,541	10,754
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,520	$37,541	$10,754
	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity Date SC2
Assets
Investment in sub-accounts at market value	$3,047	$13,763	$152
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,047	13,763	152
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$3,047	$13,763	$152
	Fidelity Freedom Fund - 2020 Maturity Date SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Assets
Investment in sub-accounts at market value	$231	$1,651	$62,972
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	231	1,651	62,972
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$231	$1,651	$62,972

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 2008
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities
Assets
Investment in sub-accounts at market value	$33,866	$2,255	$55,476
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	33,866	2,255	55,476
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$33,866	$2,255	$55,476
	Franklin US Gov't Fund	Templeton Growth Securities	Templeton Foreign Securities
Assets
Investment in sub-accounts at market value	$26,754	$27,695	$29,003
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	26,754	27,695	29,003
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$26,754	$27,695	$29,003
	Templeton Global Income Securities Fund	American Asset Allocation Fund Class 2	Total
Assets
Investment in sub-accounts at market value	$16,631	$4,359	$1,891,945
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	16,631	4,359	1,891,945
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$16,631	$4,359	$1,891,945

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$2,838	$2,714	$1,119
Expense
Mortality and expense risk and administrative charges	1,777	1,000	1,012
Net investment income (loss)	1,061	1,714	107
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1,501)	(2,214)	(546)
Capital gain distribution	14	5,288	628
Net realized gain (loss) on investments	(1,487)	3,074	82
Net unrealized appreciation (depreciation) on investments during the period	(61,281)	(57,749)	(34,679)
Net realized and unrealized gain (loss) on investments	(62,768)	(54,675)	(34,597)
Net Increase (Decrease) in Net Assets resulting from Operations	$(61,707)	$(52,961)	$(34,490)
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$367	$90	$204
Expense
Mortality and expense risk and administrative charges	691	850	206
Net investment income (loss)	(324)	(760)	(2)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(3,432)	3,071	(1,266)
Capital gain distribution	93	—	37
Net realized gain (loss) on investments	(3,339)	3,071	(1,229)
Net unrealized appreciation (depreciation) on investments during the period	(19,439)	(38,938)	(7,910)
Net realized and unrealized gain (loss) on investments	(22,778)	(35,867)	(9,139)
Net Increase (Decrease) in Net Assets resulting from Operations	$(23,102)	$(36,627)	$(9,141)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$—	$395	$525
Expense
Mortality and expense risk and administrative charges	3	35	28
Net investment income (loss)	(3)	360	497
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(2)	(1)
Capital gain distribution	—	2	1,113
Net realized gain (loss) on investments	(1)	—	1,112
Net unrealized appreciation (depreciation) on investments during the period	(319)	(2,508)	(3,597)
Net realized and unrealized gain (loss) on investments	(320)	(2,508)	(2,485)
Net Increase (Decrease) in Net Assets resulting from Operations	$(323)	$(2,148)	$(1,988)
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Investment Income
Dividends	$53	$—	$—
Expense
Mortality and expense risk and administrative charges	13	—	—
Net investment income (loss)	40	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	—	—
Capital gain distribution	14	—	—
Net realized gain (loss) on investments	13	—	—
Net unrealized appreciation (depreciation) on investments during the period	(851)	(1)	—
Net realized and unrealized gain (loss) on investments	(838)	(1)	—
Net Increase (Decrease) in Net Assets resulting from Operations	$(798)	$(1)	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Calvert Balanced	MFS Growth Series IC	MFS Research IC
Investment Income
Dividends	$79	$21	$82
Expense
Mortality and expense risk and administrative charges	50	126	207
Net investment income (loss)	29	(105)	(125)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(259)	(29)	(357)
Capital gain distribution	44	—	—
Net realized gain (loss) on investments	(215)	(29)	(357)
Net unrealized appreciation (depreciation) on investments during the period	(1,119)	(3,823)	(5,915)
Net realized and unrealized gain (loss) on investments	(1,334)	(3,852)	(6,272)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,305)	$(3,957)	$(6,397)
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Investment Income
Dividends	$183	$2,436	$—
Expense
Mortality and expense risk and administrative charges	287	961	51
Net investment income (loss)	(104)	1,475	(51)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(58)	66	(234)
Capital gain distribution	1,515	4,825	777
Net realized gain (loss) on investments	1,457	4,891	543
Net unrealized appreciation (depreciation) on investments during the period	(9,403)	(25,493)	(2,236)
Net realized and unrealized gain (loss) on investments	(7,946)	(20,602)	(1,693)
Net Increase (Decrease) in Net Assets resulting from Operations	$(8,050)	$(19,127)	$(1,744)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC
Investment Income
Dividends	$194	$33	$—
Expense
Mortality and expense risk and administrative charges	168	74	16
Net investment income (loss)	26	(41)	(16)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(243)	(312)	(129)
Capital gain distribution	2,013	268	—
Net realized gain (loss) on investments	1,770	(44)	(129)
Net unrealized appreciation (depreciation) on investments during the period	(7,418)	(2,248)	(628)
Net realized and unrealized gain (loss) on investments	(5,648)	(2,292)	(757)
Net Increase (Decrease) in Net Assets resulting from Operations	$(5,622)	$(2,333)	$(773)
	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Investment Income
Dividends	$3	$13	$1,723
Expense
Mortality and expense risk and administrative charges	12	24	534
Net investment income (loss)	(9)	(11)	1,189
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(7)	(10)	(848)
Capital gain distribution	—	171	3,757
Net realized gain (loss) on investments	(7)	161	2,909
Net unrealized appreciation (depreciation) on investments during the period	(511)	(1,077)	(19,474)
Net realized and unrealized gain (loss) on investments	(518)	(916)	(16,565)
Net Increase (Decrease) in Net Assets resulting from Operations	$(527)	$(927)	$(15,376)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Investment Income
Dividends	$—	$128	$41
Expense
Mortality and expense risk and administrative charges	25	92	154
Net investment income (loss)	(25)	36	(113)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(39)	(368)	(38)
Capital gain distribution	293	1,559	684
Net realized gain (loss) on investments	254	1,191	646
Net unrealized appreciation (depreciation) on investments during the period	(1,519)	(5,643)	(9,499)
Net realized and unrealized gain (loss) on investments	(1,265)	(4,452)	(8,853)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,290)	$(4,416)	$(8,966)
	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Investment Income
Dividends	$894	$—	$36
Expense
Mortality and expense risk and administrative charges	393	77	314
Net investment income (loss)	501	(77)	(278)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	(721)	12
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	(721)	12
Net unrealized appreciation (depreciation) on investments during the period	(1)	(2,516)	(12,663)
Net realized and unrealized gain (loss) on investments	(1)	(3,237)	(12,651)
Net Increase (Decrease) in Net Assets resulting from Operations	$500	$(3,314)	$(12,929)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
Investment Income
Dividends	$411	$2,532	$400
Expense
Mortality and expense risk and administrative charges	347	642	316
Net investment income (loss)	64	1,890	84
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(181)	442	(579)
Capital gain distribution	1,787	585	1,756
Net realized gain (loss) on investments	1,606	1,027	1,177
Net unrealized appreciation (depreciation) on investments during the period	(13,708)	(9,851)	(13,316)
Net realized and unrealized gain (loss) on investments	(12,102)	(8,824)	(12,139)
Net Increase (Decrease) in Net Assets resulting from Operations	$(12,038)	$(6,934)	$(12,055)
	Oppenheimer High Income Fund/VA	Oppenheimer MidCap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC
Investment Income
Dividends	$517	$—	$—
Expense
Mortality and expense risk and administrative charges	84	8	82
Net investment income (loss)	433	(8)	(82)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(579)	(62)	(11)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(579)	(62)	(11)
Net unrealized appreciation (depreciation) on investments during the period	(5,982)	(442)	(5,477)
Net realized and unrealized gain (loss) on investments	(6,561)	(504)	(5,488)
Net Increase (Decrease) in Net Assets resulting from Operations	$(6,128)	$(512)	$(5,570)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Main Street Fund/VA SC	Oppenheimer Strategic Bond Fund/VA SC	Oppenheimer Global Securites Fund/VA SC
Investment Income
Dividends	$59	$1,519	$370
Expense
Mortality and expense risk and administrative charges	50	336	240
Net investment income (loss)	9	1,183	130
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(119)	(118)	(581)
Capital gain distribution	312	364	1,985
Net realized gain (loss) on investments	193	246	1,404
Net unrealized appreciation (depreciation) on investments during the period	(2,422)	(8,340)	(15,817)
Net realized and unrealized gain (loss) on investments	(2,229)	(8,094)	(14,413)
Net Increase (Decrease) in Net Assets resulting from Operations	$(2,220)	$(6,911)	$(14,283)
	Oppenheimer High Income Fund/VA SC	Van Eck WW Hard Asset	Van Eck WW Real Estate
Investment Income
Dividends	$298	$2	$27
Expense
Mortality and expense risk and administrative charges	39	10	7
Net investment income (loss)	259	(8)	20
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(169)	13	(25)
Capital gain distribution	—	108	86
Net realized gain (loss) on investments	(169)	121	61
Net unrealized appreciation (depreciation) on investments during the period	(4,076)	(419)	(399)
Net realized and unrealized gain (loss) on investments	(4,245)	(298)	(338)
Net Increase (Decrease) in Net Assets resulting from Operations	$(3,986)	$(306)	$(318)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Capital Growth	Van Kampen Enterprise	Van Kampen Comstock
Investment Income
Dividends	$70	$147	$2,523
Expense
Mortality and expense risk and administrative charges	162	166	1,126
Net investment income (loss)	(92)	(19)	1,397
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1,093)	(562)	1,690
Capital gain distribution	—	—	5,450
Net realized gain (loss) on investments	(1,093)	(562)	7,140
Net unrealized appreciation (depreciation) on investments during the period	(6,572)	(6,411)	(47,244)
Net realized and unrealized gain (loss) on investments	(7,665)	(6,973)	(40,104)
Net Increase (Decrease) in Net Assets resulting from Operations	$(7,757)	$(6,992)	$(38,707)
	Van Kampen Growth & Income	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II
Investment Income
Dividends	$2,262	$—	$2,421
Expense
Mortality and expense risk and administrative charges	1,234	41	939
Net investment income (loss)	1,028	(41)	1,482
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3,766	(48)	(613)
Capital gain distribution	3,797	1,401	3,258
Net realized gain (loss) on investments	7,563	1,353	2,645
Net unrealized appreciation (depreciation) on investments during the period	(46,818)	(3,535)	(30,766)
Net realized and unrealized gain (loss) on investments	(39,255)	(2,182)	(28,121)
Net Increase (Decrease) in Net Assets resulting from Operations	$(38,227)	$(2,223)	$(26,639)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Government Portfolio II	Van Kampen Capital Growth II	Van Kampen Enterprise II
Investment Income
Dividends	$1,940	$9	$36
Expense
Mortality and expense risk and administrative charges	503	47	48
Net investment income (loss)	1,437	(38)	(12)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(80)	16	(10)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(80)	16	(10)
Net unrealized appreciation (depreciation) on investments during the period	(345)	(2,951)	(2,646)
Net realized and unrealized gain (loss) on investments	(425)	(2,935)	(2,656)
Net Increase (Decrease) in Net Assets resulting from Operations	$1,012	$(2,973)	$(2,668)
	Van Kampen Comstock II	Van Kampen Growth & Income II	Van Kampen UIF International Growth Equity II
Investment Income
Dividends	$2,493	$1,160	$—
Expense
Mortality and expense risk and administrative charges	950	580	1
Net investment income (loss)	1,543	580	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(2,143)	(642)	(1)
Capital gain distribution	6,124	2,255	—
Net realized gain (loss) on investments	3,981	1,613	(1)
Net unrealized appreciation (depreciation) on investments during the period	(52,235)	(27,452)	(87)
Net realized and unrealized gain (loss) on investments	(48,254)	(25,839)	(88)
Net Increase (Decrease) in Net Assets resulting from Operations	$(46,711)	$(25,259)	$(89)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Investment Income
Dividends	$—	$2,231	$6,687
Expense
Mortality and expense risk and administrative charges	—	1,662	1,138
Net investment income (loss)	—	569	5,549
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	(3,477)	(1,480)
Capital gain distribution	1	522	254
Net realized gain (loss) on investments	1	(2,955)	(1,226)
Net unrealized appreciation (depreciation) on investments during the period	(35)	(68,591)	(25,333)
Net realized and unrealized gain (loss) on investments	(34)	(71,546)	(26,559)
Net Increase (Decrease) in Net Assets resulting from Operations	$(34)	$(70,977)	$(21,010)
	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value
Investment Income
Dividends	$1,495	$—	$2,235
Expense
Mortality and expense risk and administrative charges	1,187	135	530
Net investment income (loss)	308	(135)	1,705
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(3,950)	(225)	(1,341)
Capital gain distribution	4,996	263	1,341
Net realized gain (loss) on investments	1,046	38	—
Net unrealized appreciation (depreciation) on investments during the period	(59,097)	(6,886)	(19,984)
Net realized and unrealized gain (loss) on investments	(58,051)	(6,848)	(19,984)
Net Increase (Decrease) in Net Assets resulting from Operations	$(57,743)	$(6,983)	$(18,279)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett International	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC2
Investment Income
Dividends	$49	$5	$378
Expense
Mortality and expense risk and administrative charges	11	1	131
Net investment income (loss)	38	4	247
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(2)	(14)	(113)
Capital gain distribution	201	3	120
Net realized gain (loss) on investments	199	(11)	7
Net unrealized appreciation (depreciation) on investments during the period	(1,120)	(71)	(7,537)
Net realized and unrealized gain (loss) on investments	(921)	(82)	(7,530)
Net Increase (Decrease) in Net Assets resulting from Operations	$(883)	$(78)	$(7,283)
	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Investment Income
Dividends	$13	$423	$31
Expense
Mortality and expense risk and administrative charges	23	373	120
Net investment income (loss)	(10)	50	(89)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(345)	(290)	(297)
Capital gain distribution	—	970	1,809
Net realized gain (loss) on investments	(345)	680	1,512
Net unrealized appreciation (depreciation) on investments during the period	(1,117)	(23,878)	(8,031)
Net realized and unrealized gain (loss) on investments	(1,462)	(23,198)	(6,519)
Net Increase (Decrease) in Net Assets resulting from Operations	$(1,472)	$(23,148)	$(6,608)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity Date SC2
Investment Income
Dividends	$102	$415	$5
Expense
Mortality and expense risk and administrative charges	40	113	3
Net investment income (loss)	62	302	2
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(193)	(39)	(90)
Capital gain distribution	4	8	5
Net realized gain (loss) on investments	(189)	(31)	(85)
Net unrealized appreciation (depreciation) on investments during the period	(2,141)	(875)	(16)
Net realized and unrealized gain (loss) on investments	(2,330)	(906)	(101)
Net Increase (Decrease) in Net Assets resulting from Operations	$(2,268)	$(604)	$(99)
	Fidelity Freedom Fund - 2020 Maturity Date SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Investment Income
Dividends	$7	$2	$3,824
Expense
Mortality and expense risk and administrative charges	1	17	597
Net investment income (loss)	6	(15)	3,227
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(2)	(37)	(624)
Capital gain distribution	8	—	1,601
Net realized gain (loss) on investments	6	(37)	977
Net unrealized appreciation (depreciation) on investments during the period	(18)	(764)	(29,219)
Net realized and unrealized gain (loss) on investments	(12)	(801)	(28,242)
Net Increase (Decrease) in Net Assets resulting from Operations	$(6)	$(816)	$(25,015)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities
Investment Income
Dividends	$502	$—	$2,109
Expense
Mortality and expense risk and administrative charges	235	25	545
Net investment income (loss)	267	(25)	1,564
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(89)	(186)	(484)
Capital gain distribution	217	374	3,000
Net realized gain (loss) on investments	128	188	2,516
Net unrealized appreciation (depreciation) on investments during the period	(9,944)	(1,777)	(34,225)
Net realized and unrealized gain (loss) on investments	(9,816)	(1,589)	(31,709)
Net Increase (Decrease) in Net Assets resulting from Operations	$(9,549)	$(1,614)	$(30,145)
	Franklin. US Gov't Fund	Templeton Growth Securities	Templeton Foreign Securities
Investment Income
Dividends	$526	$671	$687
Expense
Mortality and expense risk and administrative charges	124	304	251
Net investment income (loss)	402	367	436
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	(646)	(561)
Capital gain distribution	—	2,643	2,812
Net realized gain (loss) on investments	1	1,997	2,251
Net unrealized appreciation (depreciation) on investments during the period	789	(22,373)	(17,446)
Net realized and unrealized gain (loss) on investments	790	(20,376)	(15,195)
Net Increase (Decrease) in Net Assets resulting from Operations	$1,192	$(20,009)	$(14,759)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Templeton Global Income Securities Fund	American Asset Allocation Fund Class 2	Total
Investment Income
Dividends	$561	$117	$56,442
Expense
Mortality and expense risk and administrative charges	126	11	24,841
Net investment income (loss)	435	106	31,601
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(51)	(40)	(25,731)
Capital gain distribution	—	37	73,552
Net realized gain (loss) on investments	(51)	(3)	47,821
Net unrealized appreciation (depreciation) on investments during the period	84	(888)	(986,262)
Net realized and unrealized gain (loss) on investments	33	(891)	(938,441)
Net Increase (Decrease) in Net Assets resulting from Operations	$468	$(785)	$(906,840)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$1,061	$1,714	$107
Net realized gain (loss) on investments	(1,487)	3,074	82
Net unrealized appreciation (depreciation) of investments during the period	(61,281)	(57,749)	(34,679)
Net increase (decrease) in net assets resulting from operations	(61,707)	(52,961)	(34,490)
From Variable Annuity Contract Transactions
Contractowners' net payments	2,106	3,086	287
Contract maintenance fees	(185)	(195)	(60)
Surrenders	(18,634)	(9,547)	(10,191)
Death benefits	(2,968)	(1,418)	(1,924)
Transfer (to) from other portfolios	49	13,348	(4,720)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(19,632)	5,274	(16,608)
Total increase (decrease) in net assets	(81,339)	(47,687)	(51,098)
Net Assets
Beginning of Year	185,965	108,518	101,497
End of Year	$104,626	$60,831	$50,399
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
From Operations
Net investment income (loss)	$(324)	$(760)	$(2)
Net realized gain (loss) on investments	(3,339)	3,071	(1,229)
Net unrealized appreciation (depreciation) of investments during the period	(19,439)	(38,938)	(7,910)
Net increase (decrease) in net assets resulting from operations	(23,102)	(36,627)	(9,141)
From Variable Annuity Contract Transactions
Contractowners' net payments	1,259	1,552	106
Contract maintenance fees	(88)	(109)	(26)
Surrenders	(6,353)	(8,289)	(2,835)
Death benefits	(1,081)	(1,256)	(207)
Transfer (to) from other portfolios	807	4,137	(2,628)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,456)	(3,965)	(5,590)
Total increase (decrease) in net assets	(28,558)	(40,592)	(14,731)
Net Assets
Beginning of Year	68,860	88,535	28,395
End of Year	$40,302	$47,943	$13,664

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC
From Operations
Net investment income (loss)	$(3)	$360	$497
Net realized gain (loss) on investments	(1)	—	1,112
Net unrealized appreciation (depreciation) of investments during the period	(319)	(2,508)	(3,597)
Net increase (decrease) in net assets resulting from operations	(323)	(2,148)	(1,988)
From Variable Annuity Contract Transactions
Contractowners' net payments	425	7,218	6,101
Contract maintenance fees	(1)	(46)	(39)
Surrenders	(10)	(112)	(97)
Death benefits	(29)	(19)	(15)
Transfer (to) from other portfolios	1,263	10,853	9,497
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,648	17,894	15,447
Total increase (decrease) in net assets	1,325	15,746	13,459
Net Assets
Beginning of Year	—	—	—
End of Year	$1,325	$15,746	$13,459
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
From Operations
Net investment income (loss)	$40	$—	$—
Net realized gain (loss) on investments	13	—	—
Net unrealized appreciation (depreciation) of investments during the period	(851)	(1)	—
Net increase (decrease) in net assets resulting from operations	(798)	(1)	—
From Variable Annuity Contract Transactions
Contractowners' net payments	2,861	17	—
Contract maintenance fees	(19)	—	—
Surrenders	(45)	—	—
Death benefits	(8)	—	—
Transfer (to) from other portfolios	4,430	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,219	17	—
Total increase (decrease) in net assets	6,421	16	—
Net Assets
Beginning of Year	—	—	—
End of Year	$6,421	$16	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Calvert Balanced	MFS Growth Series IC	MFS Research IC
From Operations
Net investment income (loss)	$29	$(105)	$(125)
Net realized gain (loss) on investments	(215)	(29)	(357)
Net unrealized appreciation (depreciation) of investments during the period	(1,119)	(3,823)	(5,915)
Net increase (decrease) in net assets resulting from operations	(1,305)	(3,957)	(6,397)
From Variable Annuity Contract Transactions
Contractowners' net payments	2	38	82
Contract maintenance fees	(3)	(9)	(12)
Surrenders	(599)	(1,289)	(2,226)
Death benefits	(120)	(134)	(250)
Transfer (to) from other portfolios	(189)	(247)	25
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(909)	(1,641)	(2,381)
Total increase (decrease) in net assets	(2,214)	(5,598)	(8,778)
Net Assets
Beginning of Year	4,586	11,373	18,846
End of Year	$2,372	$5,775	$10,068
	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
From Operations
Net investment income (loss)	$(104)	$1,475	$(51)
Net realized gain (loss) on investments	1,457	4,891	543
Net unrealized appreciation (depreciation) of investments during the period	(9,403)	(25,493)	(2,236)
Net increase (decrease) in net assets resulting from operations	(8,050)	(19,127)	(1,744)
From Variable Annuity Contract Transactions
Contractowners' net payments	193	343	31
Contract maintenance fees	(13)	(31)	(3)
Surrenders	(3,540)	(13,141)	(810)
Death benefits	(627)	(1,614)	(77)
Transfer (to) from other portfolios	(1,271)	(5,186)	(327)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,258)	(19,629)	(1,186)
Total increase (decrease) in net assets	(13,308)	(38,756)	(2,930)
Net Assets
Beginning of Year	27,319	94,003	5,189
End of Year	$14,011	$55,247	$2,259

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC
From Operations
Net investment income (loss)	$26	$(41)	$(16)
Net realized gain (loss) on investments	1,770	(44)	(129)
Net unrealized appreciation (depreciation) of investments during the period	(7,418)	(2,248)	(628)
Net increase (decrease) in net assets resulting from operations	(5,622)	(2,333)	(773)
From Variable Annuity Contract Transactions
Contractowners' net payments	40	8	140
Contract maintenance fees	(5)	(3)	(3)
Surrenders	(1,797)	(1,024)	(696)
Death benefits	(203)	(25)	(9)
Transfer (to) from other portfolios	(867)	(385)	434
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,832)	(1,429)	(134)
Total increase (decrease) in net assets	(8,454)	(3,762)	(907)
Net Assets
Beginning of Year	16,240	7,211	1,991
End of Year	$7,786	$3,449	$1,084
	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
From Operations
Net investment income (loss)	$(9)	$(11)	$1,189
Net realized gain (loss) on investments	(7)	161	2,909
Net unrealized appreciation (depreciation) of investments during the period	(511)	(1,077)	(19,474)
Net increase (decrease) in net assets resulting from operations	(527)	(927)	(15,376)
From Variable Annuity Contract Transactions
Contractowners' net payments	83	39	1,792
Contract maintenance fees	(2)	(3)	(87)
Surrenders	(109)	(218)	(5,492)
Death benefits	(1)	(50)	(971)
Transfer (to) from other portfolios	385	79	4,012
Net increase (decrease) in net assets resulting from variable annuity contract transactions	356	(153)	(746)
Total increase (decrease) in net assets	(171)	(1,080)	(16,122)
Net Assets
Beginning of Year	1,139	2,832	66,382
End of Year	$968	$1,752	$50,260

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$(25)	$36	$(113)
Net realized gain (loss) on investments	254	1,191	646
Net unrealized appreciation (depreciation) of investments during the period	(1,519)	(5,643)	(9,499)
Net increase (decrease) in net assets resulting from operations	(1,290)	(4,416)	(8,966)
From Variable Annuity Contract Transactions
Contractowners' net payments	1,871	563	6,902
Contract maintenance fees	(14)	(14)	(129)
Surrenders	(137)	(1,561)	(840)
Death benefits	(7)	(22)	(155)
Transfer (to) from other portfolios	3,050	902	17,255
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,763	(132)	23,033
Total increase (decrease) in net assets	3,473	(4,548)	14,067
Net Assets
Beginning of Year	1,725	11,037	10,765
End of Year	$5,198	$6,489	$24,832
	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
From Operations
Net investment income (loss)	$501	$(77)	$(278)
Net realized gain (loss) on investments	—	(721)	12
Net unrealized appreciation (depreciation) of investments during the period	(1)	(2,516)	(12,663)
Net increase (decrease) in net assets resulting from operations	500	(3,314)	(12,929)
From Variable Annuity Contract Transactions
Contractowners' net payments	651	38	106
Contract maintenance fees	(33)	(6)	(16)
Surrenders	(28,339)	(891)	(4,966)
Death benefits	(777)	(202)	(401)
Transfer (to) from other portfolios	52,407	(489)	(1,529)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	23,909	(1,550)	(6,806)
Total increase (decrease) in net assets	24,409	(4,864)	(19,735)
Net Assets
Beginning of Year	24,483	7,825	33,058
End of Year	$48,892	$2,961	$13,323

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA
From Operations
Net investment income (loss)	$64	$1,890	$84
Net realized gain (loss) on investments	1,606	1,027	1,177
Net unrealized appreciation (depreciation) of investments during the period	(13,708)	(9,851)	(13,316)
Net increase (decrease) in net assets resulting from operations	(12,038)	(6,934)	(12,055)
From Variable Annuity Contract Transactions
Contractowners' net payments	102	364	59
Contract maintenance fees	(17)	(24)	(10)
Surrenders	(5,026)	(9,210)	(4,264)
Death benefits	(460)	(1,370)	(311)
Transfer (to) from other portfolios	(1,311)	(1,187)	(1,796)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6,712)	(11,427)	(6,322)
Total increase (decrease) in net assets	(18,750)	(18,361)	(18,377)
Net Assets
Beginning of Year	35,224	53,675	33,452
End of Year	$16,474	$35,314	$15,075
	Oppenheimer High Income Fund/VA	Oppenheimer MidCap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC
From Operations
Net investment income (loss)	$433	$(8)	$(82)
Net realized gain (loss) on investments	(579)	(62)	(11)
Net unrealized appreciation (depreciation) of investments during the period	(5,982)	(442)	(5,477)
Net increase (decrease) in net assets resulting from operations	(6,128)	(512)	(5,570)
From Variable Annuity Contract Transactions
Contractowners' net payments	30	22	3,315
Contract maintenance fees	(2)	(1)	(31)
Surrenders	(1,248)	(61)	(462)
Death benefits	(60)	(21)	(84)
Transfer (to) from other portfolios	(155)	159	6,155
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,435)	98	8,893
Total increase (decrease) in net assets	(7,563)	(414)	3,323
Net Assets
Beginning of Year	9,102	925	8,613
End of Year	$1,539	$511	$11,936

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Oppenheimer Main Street Fund/VA SC	Oppenheimer Strategic Bond Fund/VA SC	Oppenheimer Global Securites Fund/VA SC
From Operations
Net investment income (loss)	$9	$1,183	$130
Net realized gain (loss) on investments	193	246	1,404
Net unrealized appreciation (depreciation) of investments during the period	(2,422)	(8,340)	(15,817)
Net increase (decrease) in net assets resulting from operations	(2,220)	(6,911)	(14,283)
From Variable Annuity Contract Transactions
Contractowners' net payments	127	7,948	866
Contract maintenance fees	(6)	(138)	(51)
Surrenders	(349)	(3,386)	(2,259)
Death benefits	(97)	(481)	(312)
Transfer (to) from other portfolios	(43)	17,109	364
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(368)	21,052	(1,392)
Total increase (decrease) in net assets	(2,588)	14,141	(15,675)
Net Assets
Beginning of Year	5,727	29,986	35,800
End of Year	$3,139	$44,127	$20,125
	Oppenheimer High Income Fund/VA SC	Van Eck WW Hard Asset	Van Eck WW Real Estate
From Operations
Net investment income (loss)	$259	$(8)	$20
Net realized gain (loss) on investments	(169)	121	61
Net unrealized appreciation (depreciation) of investments during the period	(4,076)	(419)	(399)
Net increase (decrease) in net assets resulting from operations	(3,986)	(306)	(318)
From Variable Annuity Contract Transactions
Contractowners' net payments	129	—	1
Contract maintenance fees	(5)	—	—
Surrenders	(411)	(23)	(61)
Death benefits	(21)	—	(32)
Transfer (to) from other portfolios	130	(112)	(7)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(178)	(135)	(99)
Total increase (decrease) in net assets	(4,164)	(441)	(417)
Net Assets
Beginning of Year	5,427	756	644
End of Year	$1,263	$315	$227

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Capital Growth	Van Kampen Enterprise	Van Kampen Comstock
From Operations
Net investment income (loss)	$(92)	$(19)	$1,397
Net realized gain (loss) on investments	(1,093)	(562)	7,140
Net unrealized appreciation (depreciation) of investments during the period	(6,572)	(6,411)	(47,244)
Net increase (decrease) in net assets resulting from operations	(7,757)	(6,992)	(38,707)
From Variable Annuity Contract Transactions
Contractowners' net payments	42	35	232
Contract maintenance fees	(7)	(6)	(39)
Surrenders	(2,221)	(2,332)	(16,569)
Death benefits	(69)	(183)	(1,460)
Transfer (to) from other portfolios	(1,152)	(1,178)	(9,120)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,407)	(3,664)	(26,956)
Total increase (decrease) in net assets	(11,164)	(10,656)	(65,663)
Net Assets
Beginning of Year	18,294	18,689	124,254
End of Year	$7,130	$8,033	$58,591
	Van Kampen Growth & Income	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II
From Operations
Net investment income (loss)	$1,028	$(41)	$1,482
Net realized gain (loss) on investments	7,563	1,353	2,645
Net unrealized appreciation (depreciation) of investments during the period	(46,818)	(3,535)	(30,766)
Net increase (decrease) in net assets resulting from operations	(38,227)	(2,223)	(26,639)
From Variable Annuity Contract Transactions
Contractowners' net payments	190	702	2,171
Contract maintenance fees	(38)	(5)	(141)
Surrenders	(18,113)	(478)	(9,448)
Death benefits	(1,696)	(25)	(1,385)
Transfer (to) from other portfolios	(7,986)	202	5,649
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(27,643)	396	(3,154)
Total increase (decrease) in net assets	(65,870)	(1,827)	(29,793)
Net Assets
Beginning of Year	132,702	4,469	113,837
End of Year	$66,832	$2,642	$84,044

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen Government Portfolio II	Van Kampen Capital Growth II	Van Kampen Enterprise II
From Operations
Net investment income (loss)	$1,437	$(38)	$(12)
Net realized gain (loss) on investments	(80)	16	(10)
Net unrealized appreciation (depreciation) of investments during the period	(345)	(2,951)	(2,646)
Net increase (decrease) in net assets resulting from operations	1,012	(2,973)	(2,668)
From Variable Annuity Contract Transactions
Contractowners' net payments	11,310	88	38
Contract maintenance fees	(223)	(4)	(5)
Surrenders	(5,438)	(338)	(355)
Death benefits	(674)	(84)	(124)
Transfer (to) from other portfolios	30,335	(13)	(275)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	35,310	(351)	(721)
Total increase (decrease) in net assets	36,322	(3,324)	(3,389)
Net Assets
Beginning of Year	40,460	6,251	6,591
End of Year	$76,782	$2,927	$3,202
	Van Kampen Comstock II	Van Kampen Growth & Income II	Van Kampen UIF International Growth Equity II
From Operations
Net investment income (loss)	$1,543	$580	$(1)
Net realized gain (loss) on investments	3,981	1,613	(1)
Net unrealized appreciation (depreciation) of investments during the period	(52,235)	(27,452)	(87)
Net increase (decrease) in net assets resulting from operations	(46,711)	(25,259)	(89)
From Variable Annuity Contract Transactions
Contractowners' net payments	2,472	3,857	96
Contract maintenance fees	(177)	(137)	—
Surrenders	(8,667)	(4,032)	—
Death benefits	(1,499)	(746)	—
Transfer (to) from other portfolios	(604)	7,239	238
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8,475)	6,181	334
Total increase (decrease) in net assets	(55,186)	(19,078)	245
Net Assets
Beginning of Year	133,265	73,445	—
End of Year	$78,079	$54,367	$245

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Net investment income (loss)	$—	$569	$5,549
Net realized gain (loss) on investments	1	(2,955)	(1,226)
Net unrealized appreciation (depreciation) of investments during the period	(35)	(68,591)	(25,333)
Net increase (decrease) in net assets resulting from operations	(34)	(70,977)	(21,010)
From Variable Annuity Contract Transactions
Contractowners' net payments	54	2,624	2,009
Contract maintenance fees	—	(151)	(111)
Surrenders	(1)	(18,491)	(13,814)
Death benefits	—	(2,588)	(1,731)
Transfer (to) from other portfolios	95	(7,748)	(2,688)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	148	(26,354)	(16,335)
Total increase (decrease) in net assets	114	(97,331)	(37,345)
Net Assets
Beginning of Year	—	206,549	125,336
End of Year	$114	$109,218	$87,991
	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value
From Operations
Net investment income (loss)	$308	$(135)	$1,705
Net realized gain (loss) on investments	1,046	38	—
Net unrealized appreciation (depreciation) of investments during the period	(59,097)	(6,886)	(19,984)
Net increase (decrease) in net assets resulting from operations	(57,743)	(6,983)	(18,279)
From Variable Annuity Contract Transactions
Contractowners' net payments	3,895	1,982	693
Contract maintenance fees	(172)	(31)	(90)
Surrenders	(13,309)	(1,237)	(5,332)
Death benefits	(1,550)	(182)	(1,010)
Transfer (to) from other portfolios	(48)	2,562	(1,100)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(11,184)	3,094	(6,839)
Total increase (decrease) in net assets	(68,927)	(3,889)	(25,118)
Net Assets
Beginning of Year	152,115	17,342	70,839
End of Year	$83,188	$13,453	$45,721

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Lord Abbett International	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC2
From Operations
Net investment income (loss)	$38	$4	$247
Net realized gain (loss) on investments	199	(11)	7
Net unrealized appreciation (depreciation) of investments during the period	(1,120)	(71)	(7,537)
Net increase (decrease) in net assets resulting from operations	(883)	(78)	(7,283)
From Variable Annuity Contract Transactions
Contractowners' net payments	2,357	63	1,957
Contract maintenance fees	(15)	—	(97)
Surrenders	(42)	(2)	(906)
Death benefits	(6)	—	(171)
Transfer (to) from other portfolios	4,133	530	9,572
Net increase (decrease) in net assets resulting from variable annuity contract transactions	6,427	591	10,355
Total increase (decrease) in net assets	5,544	513	3,072
Net Assets
Beginning of Year	—	—	11,084
End of Year	$5,544	$513	$14,156
	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
From Operations
Net investment income (loss)	$(10)	$50	$(89)
Net realized gain (loss) on investments	(345)	680	1,512
Net unrealized appreciation (depreciation) of investments during the period	(1,117)	(23,878)	(8,031)
Net increase (decrease) in net assets resulting from operations	(1,472)	(23,148)	(6,608)
From Variable Annuity Contract Transactions
Contractowners' net payments	448	5,663	735
Contract maintenance fees	(5)	(130)	(20)
Surrenders	(994)	(3,003)	(939)
Death benefits	—	(410)	(139)
Transfer (to) from other portfolios	545	22,516	5,615
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6)	24,636	5,252
Total increase (decrease) in net assets	(1,478)	1,488	(1,356)
Net Assets
Beginning of Year	2,998	36,053	12,110
End of Year	$1,520	$37,541	$10,754

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity Date SC2
From Operations
Net investment income (loss)	$62	$302	$2
Net realized gain (loss) on investments	(189)	(31)	(85)
Net unrealized appreciation (depreciation) of investments during the period	(2,141)	(875)	(16)
Net increase (decrease) in net assets resulting from operations	(2,268)	(604)	(99)
From Variable Annuity Contract Transactions
Contractowners' net payments	429	1,485	23
Contract maintenance fees	(8)	(37)	—
Surrenders	(769)	(1,497)	—
Death benefits	(47)	(64)	—
Transfer (to) from other portfolios	916	5,199	228
Net increase (decrease) in net assets resulting from variable annuity contract transactions	521	5,086	251
Total increase (decrease) in net assets	(1,747)	4,482	152
Net Assets
Beginning of Year	4,794	9,281	—
End of Year	$3,047	$13,763	$152
	Fidelity Freedom Fund - 2020 Maturity Date SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
From Operations
Net investment income (loss)	$6	$(15)	$3,227
Net realized gain (loss) on investments	6	(37)	977
Net unrealized appreciation (depreciation) of investments during the period	(18)	(764)	(29,219)
Net increase (decrease) in net assets resulting from operations	(6)	(816)	(25,015)
From Variable Annuity Contract Transactions
Contractowners' net payments	—	176	7,005
Contract maintenance fees	—	(4)	(206)
Surrenders	—	(82)	(5,252)
Death benefits	—	(64)	(850)
Transfer (to) from other portfolios	237	695	21,155
Net increase (decrease) in net assets resulting from variable annuity contract transactions	237	721	21,852
Total increase (decrease) in net assets	231	(95)	(3,163)
Net Assets
Beginning of Year	—	1,746	66,135
End of Year	$231	$1,651	$62,972

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities
From Operations
Net investment income (loss)	$267	$(25)	$1,564
Net realized gain (loss) on investments	128	188	2,516
Net unrealized appreciation (depreciation) of investments during the period	(9,944)	(1,777)	(34,225)
Net increase (decrease) in net assets resulting from operations	(9,549)	(1,614)	(30,145)
From Variable Annuity Contract Transactions
Contractowners' net payments	6,498	544	6,181
Contract maintenance fees	(162)	(6)	(148)
Surrenders	(1,762)	(189)	(4,615)
Death benefits	(209)	(62)	(779)
Transfer (to) from other portfolios	19,016	604	18,609
Net increase (decrease) in net assets resulting from variable annuity contract transactions	23,381	891	19,248
Total increase (decrease) in net assets	13,832	(723)	(10,897)
Net Assets
Beginning of Year	20,034	2,978	66,373
End of Year	$33,866	$2,255	$55,476
	Franklin US Gov't Fund	Templeton Growth Securities	Templeton Foreign Securities
From Operations
Net investment income (loss)	$402	$367	$436
Net realized gain (loss) on investments	1	1,997	2,251
Net unrealized appreciation (depreciation) of investments during the period	789	(22,373)	(17,446)
Net increase (decrease) in net assets resulting from operations	1,192	(20,009)	(14,759)
From Variable Annuity Contract Transactions
Contractowners' net payments	3,957	2,064	6,872
Contract maintenance fees	(71)	(79)	(112)
Surrenders	(1,777)	(2,852)	(2,078)
Death benefits	(151)	(470)	(356)
Transfer (to) from other portfolios	18,766	7,331	17,992
Net increase (decrease) in net assets resulting from variable annuity contract transactions	20,724	5,994	22,318
Total increase (decrease) in net assets	21,916	(14,015)	7,559
Net Assets
Beginning of Year	4,838	41,710	21,444
End of Year	$26,754	$27,695	$29,003

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2008
(in thousands)

	Templeton Global Income Securities Fund	American Asset Allocation Fund Class 2	Total
From Operations
Net investment income (loss)	$435	$106	$31,601
Net realized gain (loss) on investments	(51)	(3)	47,821
Net unrealized appreciation (depreciation) of investments during the period	84	(888)	(986,262)
Net increase (decrease) in net assets resulting from operations	468	(785)	(906,840)
From Variable Annuity Contract Transactions
Contractowners' net payments	1,569	1,637	133,056
Contract maintenance fees	(60)	(4)	(3,940)
Surrenders	(1,756)	(49)	(299,287)
Death benefits	(93)	—	(36,696)
Transfer (to) from other portfolios	9,767	3,560	305,795
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,427	5,144	98,928
Total increase (decrease) in net assets	9,895	4,359	(807,912)
Net Assets
Beginning of Year	6,736	—	2,699,857
End of Year	$16,631	$4,359	$1,891,945

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2007
(in thousands)

	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$1,021	$177	$(443)
Net realized gain (loss) on investments	25,690	15,831	17,109
Net unrealized appreciation (depreciation) of investments during the period	(25,806)	(9,544)	(19,392)
Net increase (decrease) in net assets resulting from operations	905	6,464	(2,726)
From Variable Annuity Contract Transactions
Contractowners' net payments	5,862	7,938	868
Contract maintenance fees	(114)	(80)	(63)
Surrenders	(24,039)	(13,135)	(18,468)
Death benefits	(3,808)	(1,377)	(2,028)
Transfer (to) from other portfolios	8,603	9,734	(4,241)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(13,496)	3,080	(23,932)
Total increase (decrease) in net assets	(12,591)	9,544	(26,658)
Net Assets
Beginning of Year	198,556	98,974	128,155
End of Year	$185,965	$108,518	$101,497
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value Fund
From Operations
Net investment income (loss)	$(776)	$(947)	$(82)
Net realized gain (loss) on investments	8,822	5,647	4,419
Net unrealized appreciation (depreciation) of investments during the period	(22,942)	2,793	(3,541)
Net increase (decrease) in net assets resulting from operations	(14,896)	7,493	796
From Variable Annuity Contract Transactions
Contractowners' net payments	2,875	3,395	240
Contract maintenance fees	(46)	(62)	(22)
Surrenders	(12,133)	(12,962)	(3,148)
Death benefits	(839)	(1,178)	(363)
Transfer (to) from other portfolios	366	3,419	(1,103)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(9,777)	(7,388)	(4,396)
Total increase (decrease) in net assets	(24,673)	105	(3,600)
Net Assets
Beginning of Year	93,533	88,430	31,995
End of Year	$68,860	$88,535	$28,395

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Calvert Social Small Cap Growth	Calvert Social Balanced	MFS Emerging Growth IC
From Operations
Net investment income (loss)	$(11)	$43	$(169)
Net realized gain (loss) on investments	211	246	9
Net unrealized appreciation (depreciation) of investments during the period	(152)	(208)	2,283
Net increase (decrease) in net assets resulting from operations	48	81	2,123
From Variable Annuity Contract Transactions
Contractowners' net payments	15	3	40
Contract maintenance fees	(1)	(3)	(10)
Surrenders	(74)	(815)	(2,365)
Death benefits	(2)	(66)	(202)
Transfer (to) from other portfolios	(1,119)	8	(686)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,181)	(873)	(3,223)
Total increase (decrease) in net assets	(1,133)	(792)	(1,100)
Net Assets
Beginning of Year	1,133	5,378	12,473
End of Year	$—	$4,586	$11,373
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Net investment income (loss)	$(140)	$(154)	$1,410
Net realized gain (loss) on investments	292	1,899	5,747
Net unrealized appreciation (depreciation) of investments during the period	2,188	868	(3,879)
Net increase (decrease) in net assets resulting from operations	2,340	2,613	3,278
From Variable Annuity Contract Transactions
Contractowners' net payments	49	104	217
Contract maintenance fees	(14)	(15)	(33)
Surrenders	(4,269)	(5,736)	(16,795)
Death benefits	(535)	(728)	(1,621)
Transfer (to) from other portfolios	(972)	(1,504)	(1,297)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,741)	(7,879)	(19,529)
Total increase (decrease) in net assets	(3,401)	(5,266)	(16,251)
Net Assets
Beginning of Year	22,247	32,585	110,254
End of Year	$18,846	$27,319	$94,003

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	MFS New Discovery IC	MFS Utility IC	MFS Investors Growth Stock IC
From Operations
Net investment income (loss)	$(92)	$(63)	$(83)
Net realized gain (loss) on investments	542	1,904	(92)
Net unrealized appreciation (depreciation) of investments during the period	(258)	1,955	939
Net increase (decrease) in net assets resulting from operations	192	3,796	764
From Variable Annuity Contract Transactions
Contractowners' net payments	25	122	37
Contract maintenance fees	(4)	(5)	(3)
Surrenders	(1,363)	(2,862)	(1,754)
Death benefits	(157)	(309)	(84)
Transfer (to) from other portfolios	(722)	(249)	(485)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2,221)	(3,303)	(2,289)
Total increase (decrease) in net assets	(2,029)	493	(1,525)
Net Assets
Beginning of Year	7,218	15,747	8,736
End of Year	$5,189	$16,240	$7,211
	MFS Emerging Growth SC	MFS Research SC	MFS Investors Trust SC
From Operations
Net investment income (loss)	$(12)	$(6)	$(12)
Net realized gain (loss) on investments	45	21	54
Net unrealized appreciation (depreciation) of investments during the period	171	93	192
Net increase (decrease) in net assets resulting from operations	204	108	234
From Variable Annuity Contract Transactions
Contractowners' net payments	309	164	113
Contract maintenance fees	(1)	(1)	(2)
Surrenders	(118)	(110)	(53)
Death benefits	(12)	—	(91)
Transfer (to) from other portfolios	632	224	46
Net increase (decrease) in net assets resulting from variable annuity contract transactions	810	277	13
Total increase (decrease) in net assets	1,014	385	247
Net Assets
Beginning of Year	977	754	2,585
End of Year	$1,991	$1,139	$2,832

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	MFS Total Return SC	MFS New Discovery SC	MFS Utility SC
From Operations
Net investment income (loss)	$861	$(20)	$(19)
Net realized gain (loss) on investments	1,741	125	658
Net unrealized appreciation (depreciation) of investments during the period	(906)	(89)	1,365
Net increase (decrease) in net assets resulting from operations	1,696	16	2,004
From Variable Annuity Contract Transactions
Contractowners' net payments	2,872	121	1,275
Contract maintenance fees	(46)	(1)	(8)
Surrenders	(4,140)	(82)	(464)
Death benefits	(742)	(2)	(19)
Transfer (to) from other portfolios	6,932	73	1,380
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,876	109	2,164
Total increase (decrease) in net assets	6,572	125	4,168
Net Assets
Beginning of Year	59,810	1,600	6,869
End of Year	$66,382	$1,725	$11,037
	MFS Investors Growth Stock SC	Oppenheimer Money Fund/VA	Oppenheimer Mid Cap/VA
From Operations
Net investment income (loss)	$(39)	$782	$(129)
Net realized gain (loss) on investments	12	12	62
Net unrealized appreciation (depreciation) of investments during the period	320	(6)	577
Net increase (decrease) in net assets resulting from operations	293	788	510
From Variable Annuity Contract Transactions
Contractowners' net payments	3,481	1,180	41
Contract maintenance fees	(18)	(12)	(8)
Surrenders	(192)	(17,995)	(2,248)
Death benefits	(5)	(494)	(239)
Transfer (to) from other portfolios	5,440	22,448	(494)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	8,706	5,127	(2,948)
Total increase (decrease) in net assets	8,999	5,915	(2,438)
Net Assets
Beginning of Year	1,766	18,568	10,263
End of Year	$10,765	$24,483	$7,825

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Oppenheimer Capital Appr/VA	Oppenheimer Main Street/VA	Oppenheimer Strategic Bond/VA
From Operations
Net investment income (loss)	$(397)	$(200)	$1,366
Net realized gain (loss) on investments	2,055	2,995	892
Net unrealized appreciation (depreciation) of investments during the period	2,709	(1,364)	2,200
Net increase (decrease) in net assets resulting from operations	4,367	1,431	4,458
From Variable Annuity Contract Transactions
Contractowners' net payments	92	195	156
Contract maintenance fees	(19)	(20)	(22)
Surrenders	(7,255)	(7,864)	(10,108)
Death benefits	(647)	(737)	(1,193)
Transfer (to) from other portfolios	(1,507)	(2,361)	1,184
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(9,336)	(10,787)	(9,983)
Total increase (decrease) in net assets	(4,969)	(9,356)	(5,525)
Net Assets
Beginning of Year	38,027	44,580	59,200
End of Year	$33,058	$35,224	$53,675
	Oppenheimer Global Securities/VA	Oppenheimer High Income/VA	Oppenheimer Mid Cap/ VA SC
From Operations
Net investment income (loss)	$18	$698	$(9)
Net realized gain (loss) on investments	2,591	(86)	15
Net unrealized appreciation (depreciation) of investments during the period	(760)	(703)	31
Net increase (decrease) in net assets resulting from operations	1,849	(91)	37
From Variable Annuity Contract Transactions
Contractowners' net payments	198	40	81
Contract maintenance fees	(12)	(3)	(1)
Surrenders	(5,856)	(1,716)	(26)
Death benefits	(380)	(257)	—
Transfer (to) from other portfolios	252	(1,007)	71
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,798)	(2,943)	125
Total increase (decrease) in net assets	(3,949)	(3,034)	162
Net Assets
Beginning of Year	37,401	12,136	763
End of Year	$33,452	$9,102	$925

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Oppenheimer Capital Appr/VA SC	Oppenheimer Main Street/VA SC	Oppenheimer Strategic Bond/VA SC
From Operations
Net investment income (loss)	$(76)	$(6)	$427
Net realized gain (loss) on investments	161	112	59
Net unrealized appreciation (depreciation) of investments during the period	880	68	1,386
Net increase (decrease) in net assets resulting from operations	965	174	1,872
From Variable Annuity Contract Transactions
Contractowners' net payments	320	349	3,928
Contract maintenance fees	(6)	(3)	(25)
Surrenders	(606)	(403)	(1,244)
Death benefits	(36)	(24)	(222)
Transfer (to) from other portfolios	417	173	8,882
Net increase (decrease) in net assets resulting from variable annuity contract transactions	89	92	11,319
Total increase (decrease) in net assets	1,054	266	13,191
Net Assets
Beginning of Year	7,559	5,461	16,795
End of Year	$8,613	$5,727	$29,986
	Oppenheimer Global Securities/ VA SC	Oppenheimer High Income/ VA SC	Van Eck Worldwide Hard Assets Fund
From Operations
Net investment income (loss)	$81	$321	$(10)
Net realized gain (loss) on investments	1,699	(3)	123
Net unrealized appreciation (depreciation) of investments during the period	(230)	(407)	126
Net increase (decrease) in net assets resulting from operations	1,550	(89)	239
From Variable Annuity Contract Transactions
Contractowners' net payments	2,735	327	—
Contract maintenance fees	(31)	(4)	—
Surrenders	(1,902)	(358)	(69)
Death benefits	(322)	(193)	—
Transfer (to) from other portfolios	4,715	86	(49)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	5,195	(142)	(118)
Total increase (decrease) in net assets	6,745	(231)	121
Net Assets
Beginning of Year	29,055	5,658	635
End of Year	$35,800	$5,427	$756

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Van Eck Worldwide Real Estate Fund	Van Kampen Strategic Growth	Van Kampen Enterprise
From Operations
Net investment income (loss)	$(2)	$(236)	$(172)
Net realized gain (loss) on investments	137	(693)	(32)
Net unrealized appreciation (depreciation) of investments during the period	(128)	3,772	2,514
Net increase (decrease) in net assets resulting from operations	7	2,843	2,310
From Variable Annuity Contract Transactions
Contractowners' net payments	—	47	62
Contract maintenance fees	—	(8)	(7)
Surrenders	(172)	(2,926)	(3,204)
Death benefits	(5)	(195)	(213)
Transfer (to) from other portfolios	(47)	(2,228)	(2,168)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(224)	(5,310)	(5,530)
Total increase (decrease) in net assets	(217)	(2,467)	(3,220)
Net Assets
Beginning of Year	861	20,761	21,909
End of Year	$644	$18,294	$18,689
	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Aggressive Growth II
From Operations
Net investment income (loss)	$890	$600	$(49)
Net realized gain (loss) on investments	10,452	12,656	342
Net unrealized appreciation (depreciation) of investments during the period	(14,917)	(10,375)	338
Net increase (decrease) in net assets resulting from operations	(3,575)	2,881	631
From Variable Annuity Contract Transactions
Contractowners' net payments	328	408	412
Contract maintenance fees	(43)	(40)	(2)
Surrenders	(20,592)	(19,481)	(449)
Death benefits	(1,510)	(1,896)	(14)
Transfer (to) from other portfolios	(6,132)	(6,163)	308
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(27,949)	(27,172)	255
Total increase (decrease) in net assets	(31,524)	(24,291)	886
Net Assets
Beginning of Year	155,778	156,993	3,583
End of Year	$124,254	$132,702	$4,469

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Van Kampen UIF Equity & Income II	Van Kampen Government II	Van Kampen Strategic Growth II
From Operations
Net investment income (loss)	$928	$649	$(61)
Net realized gain (loss) on investments	3,256	13	177
Net unrealized appreciation (depreciation) of investments during the period	(1,879)	1,051	766
Net increase (decrease) in net assets resulting from operations	2,305	1,713	882
From Variable Annuity Contract Transactions
Contractowners' net payments	4,762	5,987	54
Contract maintenance fees	(73)	(35)	(3)
Surrenders	(8,475)	(1,874)	(419)
Death benefits	(922)	(118)	(99)
Transfer (to) from other portfolios	16,521	16,741	(145)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	11,813	20,701	(612)
Total increase (decrease) in net assets	14,118	22,414	270
Net Assets
Beginning of Year	99,719	18,046	5,981
End of Year	$113,837	$40,460	$6,251
	Van Kampen Enterprise II	Van Kampen Comstock II	Van Kampen Growth and Income II
From Operations
Net investment income (loss)	$(56)	$833	$275
Net realized gain (loss) on investments	252	3,566	2,910
Net unrealized appreciation (depreciation) of investments during the period	555	(9,091)	(2,334)
Net increase (decrease) in net assets resulting from operations	751	(4,692)	851
From Variable Annuity Contract Transactions
Contractowners' net payments	39	6,311	4,160
Contract maintenance fees	(3)	(102)	(57)
Surrenders	(459)	(7,063)	(3,913)
Death benefits	(67)	(1,413)	(748)
Transfer (to) from other portfolios	(325)	14,797	8,061
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(815)	12,530	7,503
Total increase (decrease) in net assets	(64)	7,838	8,354
Net Assets
Beginning of Year	6,655	125,427	65,091
End of Year	$6,591	$133,265	$73,445

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value
From Operations
Net investment income (loss)	$261	$6,242	$(1,020)
Net realized gain (loss) on investments	18,555	935	23,571
Net unrealized appreciation (depreciation) of investments during the period	(13,670)	(939)	(22,972)
Net increase (decrease) in net assets resulting from operations	5,146	6,238	(421)
From Variable Annuity Contract Transactions
Contractowners' net payments	5,412	3,329	6,425
Contract maintenance fees	(101)	(61)	(95)
Surrenders	(19,782)	(12,788)	(15,580)
Death benefits	(2,496)	(1,545)	(1,738)
Transfer (to) from other portfolios	4,867	4,312	5,364
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12,100)	(6,753)	(5,624)
Total increase (decrease) in net assets	(6,954)	(515)	(6,045)
Net Assets
Beginning of Year	213,503	125,851	158,160
End of Year	$206,549	$125,336	$152,115
	Lord Abbett Growth Opportunities	Lord Abbett America's Value	Fidelity Index 500 Portfolio SC2
From Operations
Net investment income (loss)	$(158)	$1,504	$175
Net realized gain (loss) on investments	1,812	2,452	—
Net unrealized appreciation (depreciation) of investments during the period	1,363	(2,819)	(222)
Net increase (decrease) in net assets resulting from operations	3,017	1,137	(47)
From Variable Annuity Contract Transactions
Contractowners' net payments	497	3,148	3,758
Contract maintenance fees	(12)	(50)	(19)
Surrenders	(1,211)	(4,366)	(154)
Death benefits	(149)	(573)	(4)
Transfer (to) from other portfolios	459	10,273	5,982
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(416)	8,432	9,563
Total increase (decrease) in net assets	2,601	9,569	9,516
Net Assets
Beginning of Year	14,741	61,270	1,568
End of Year	$17,342	$70,839	$11,084

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
From Operations
Net investment income (loss)	$(11)	$55	$(34)
Net realized gain (loss) on investments	10	8,373	447
Net unrealized appreciation (depreciation) of investments during the period	281	(5,449)	415
Net increase (decrease) in net assets resulting from operations	280	2,979	828
From Variable Annuity Contract Transactions
Contractowners' net payments	439	6,366	1,897
Contract maintenance fees	(1)	(31)	(7)
Surrenders	(61)	(920)	(213)
Death benefits	(5)	(197)	(10)
Transfer (to) from other portfolios	1,775	17,433	5,503
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2,147	22,651	7,170
Total increase (decrease) in net assets	2,427	25,630	7,998
Net Assets
Beginning of Year	571	10,423	4,112
End of Year	$2,998	$36,053	$12,110
	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
From Operations
Net investment income (loss)	$42	$70	$(10)
Net realized gain (loss) on investments	404	—	10
Net unrealized appreciation (depreciation) of investments during the period	(557)	138	139
Net increase (decrease) in net assets resulting from operations	(111)	208	139
From Variable Annuity Contract Transactions
Contractowners' net payments	937	1,447	158
Contract maintenance fees	(3)	(6)	(1)
Surrenders	(237)	(307)	(93)
Death benefits	(23)	(55)	—
Transfer (to) from other portfolios	2,450	5,501	920
Net increase (decrease) in net assets resulting from variable annuity contract transactions	3,124	6,580	984
Total increase (decrease) in net assets	3,013	6,788	1,123
Net Assets
Beginning of Year	1,781	2,493	623
End of Year	$4,794	$9,281	$1,746

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Net investment income (loss)	$999	$90	$(15)
Net realized gain (loss) on investments	247	100	107
Net unrealized appreciation (depreciation) of investments during the period	(1,100)	(1,052)	(7)
Net increase (decrease) in net assets resulting from operations	146	(862)	85
From Variable Annuity Contract Transactions
Contractowners' net payments	10,735	5,821	590
Contract maintenance fees	(54)	(29)	(2)
Surrenders	(1,833)	(464)	(52)
Death benefits	(302)	(32)	—
Transfer (to) from other portfolios	39,749	12,032	1,451
Net increase (decrease) in net assets resulting from variable annuity contract transactions	48,295	17,328	1,987
Total increase (decrease) in net assets	48,441	16,466	2,072
Net Assets
Beginning of Year	17,694	3,568	906
End of Year	$66,135	$20,034	$2,978
	Mutual Shares Securities	Franklin US Gov't	Templeton Growth Securities
From Operations
Net investment income (loss)	$225	$—	$138
Net realized gain (loss) on investments	1,461	(1)	1,256
Net unrealized appreciation (depreciation) of investments during the period	(2,104)	126	(1,550)
Net increase (decrease) in net assets resulting from operations	(418)	125	(156)
From Variable Annuity Contract Transactions
Contractowners' net payments	11,262	1,318	5,914
Contract maintenance fees	(51)	(7)	(35)
Surrenders	(1,640)	(183)	(1,147)
Death benefits	(310)	(59)	(230)
Transfer (to) from other portfolios	38,240	3,644	23,043
Net increase (decrease) in net assets resulting from variable annuity contract transactions	47,501	4,713	27,545
Total increase (decrease) in net assets	47,083	4,838	27,389
Net Assets
Beginning of Year	19,290	—	14,321
End of Year	$66,373	$4,838	$41,710

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2007
(in thousands)

	Templeton Foreign Securities	Templeton Global Income Securities	Total
From Operations
Net investment income (loss)	$79	$(7)	$15,534
Net realized gain (loss) on investments	415	(1)	194,808
Net unrealized appreciation (depreciation) of investments during the period	951	146	(147,653)
Net increase (decrease) in net assets resulting from operations	1,445	138	62,689
From Variable Annuity Contract Transactions
Contractowners' net payments	4,697	2,021	138,508
Contract maintenance fees	(20)	(9)	(1,685)
Surrenders	(547)	(86)	(313,418)
Death benefits	(40)	(2)	(33,882)
Transfer (to) from other portfolios	11,262	4,674	295,443
Net increase (decrease) in net assets resulting from variable annuity contract transactions	15,352	6,598	84,966
Total increase (decrease) in net assets	16,797	6,736	147,655
Net Assets
Beginning of Year	4,647	—	2,552,202
End of Year	$21,444	$6,736	$2,699,857

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  ORGANIZATION

The Protective Variable Annuity Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on March 14, 1994. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (Contracts) are allocated until maturity or termination of the Contracts.

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

At December 31, 2008, the Separate Account was comprised of eighty subaccounts.

Goldman Sachs Growth & Income

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Capital Growth

Goldman Sachs Mid Cap Value

Goldman Sachs Capital Growth SC

Goldman Sachs Growth & Income SC

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Calvert Small Cap Growth

Calvert Balanced

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS Growth Series SC

MFS Research SC

MFS Investors Trust SC

MFS Total Return SC

MFS New Discovery SC

MFS Utilities SC

MFS Investors Growth Stock SC

Oppenheimer Money Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer MidCap Fund/VA SC

Oppenheimer Capital Appreciation Fund/VA SC

Oppenheimer Main Street Fund/VA SC

Oppenheimer Strategic Bond Fund/VA SC

Oppenheimer Global Securites Fund/VA SC

Oppenheimer High Income Fund/VA SC

Van Eck WW Hard Asset

Van Eck WW Real Estate

Van Kampen Capital Growth

Van Kampen Enterprise

Van Kampen Comstock

Van Kampen Growth & Income

Van Kampen Mid-Cap Growth II

Van Kampen UIF Equity and Income II

Van Kampen Government Portfolio II

Van Kampen Capital Growth II

Van Kampen Enterprise II

Van Kampen Comstock II

Van Kampen Growth & Income II

Van Kampen UIF International Growth Equity II

Van Kampen UIF Global Real Estate II

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid-Cap Value

Lord Abbett Growth Opportunities

Lord Abbett America's Value

Lord Abbett International

Lord Abbett Large Cap Core

Fidelity Index 500 Portfolio SC2

Fidelity Growth Portfolio SC2

Fidelity Contrafund Portfolio SC2

Fidelity Mid Cap SC2

Fidelity Equity Income SC2

Fidelity Investment Grade Bonds SC2

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  ORGANIZATION — (Continued)

Fidelity Freedom Fund - 2015 Maturity Date SC2

Fidelity Freedom Fund - 2020 Maturity Date SC2

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Mutual Shares Securities

Franklin US Gov't Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Income Securities Fund

American Asset Allocation Fund Class 2

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account balance as of December 31, 2008 was approximately $201.3 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and between the subaccounts and the Guaranteed Account.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Realized Gains and Losses

Realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the financial statements of the underlying investment company. Dividends and capital gain distributions received from the mutual funds are reinvested in additional shares of the respective mutual funds.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the variable annuity separate account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life. There are currently 14 polices in the annuity payout phase with assets of approximately $0.5 million.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in Financial Accounting Standards Board Statement No.157, Fair Value Measurement ("SFAS No. 157") which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

In compliance with SFAS No. 157, the Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

The following table presents the Separate Account's hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2008:

(in thousands)	Level 1	Level 2	Level 3	Total
Assets:
Goldman Sachs Growth & Income	$104,626	$—	$—	$104,626
Goldman Sachs Strategic International Equity	60,831	—	—	60,831
Goldman Sachs Structured US Equity	50,399	—	—	50,399
Goldman Sachs Structured Small Cap Equity	40,302	—	—	40,302
Goldman Sachs Capital Growth	47,943	—	—	47,943
Goldman Sachs Mid Cap Value	13,664	—	—	13,664
Goldman Sachs Capital Growth SC	1,325	—	—	1,325
Goldman Sachs Growth & Income SC	15,746	—	—	15,746
Goldman Sachs Strategic International Equity SC	13,459	—	—	13,459
Goldman Sachs Structured Small Cap Equity SC	6,421	—	—	6,421
Goldman Sachs Structured US Equity SC	16	—	—	16
Calvert Small Cap Growth	—	—	—	—
Calvert Balanced	2,372	—	—	2,372
MFS Growth Series IC	5,775	—	—	5,775
MFS Research IC	10,068	—	—	10,068
MFS Investors Trust IC	14,011	—	—	14,011
MFS Total Return IC	55,247	—	—	55,247
MFS New Discovery IC	2,259	—	—	2,259
MFS Utilities IC	7,786	—	—	7,786
MFS Investors Growth Stock IC	3,449	—	—	3,449
MFS Growth Series SC	1,084	—	—	1,084
MFS Research SC	968	—	—	968
MFS Investors Trust SC	1,752	—	—	1,752
MFS Total Return SC	50,260	—	—	50,260
MFS New Discovery SC	5,198	—	—	5,198
MFS Utilities SC	6,489	—	—	6,489
MFS Investors Growth Stock SC	24,832	—	—	24,832
Oppenheimer Money Fund/VA	48,892	—	—	48,892
Oppenheimer MidCap Fund/VA	2,961	—	—	2,961
Oppenheimer Capital Appreciation Fund/VA	13,323	—	—	13,323
Oppenheimer Main Street Fund/VA	16,474	—	—	16,474
Oppenheimer Strategic Bond Fund/VA	35,314	—	—	35,314

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

(in thousands)	Level 1	Level 2	Level 3	Total
Assets:
Oppenheimer Global Securites Fund/VA	$15,075	$—	$—	$15,075
Oppenheimer High Income Fund/VA	1,539	—	—	1,539
Oppenheimer MidCap Fund/VA SC	511	—	—	511
Oppenheimer Capital Appreciation Fund/VA SC	11,936	—	—	11,936
Oppenheimer Main Street Fund/VA SC	3,139	—	—	3,139
Oppenheimer Strategic Bond Fund/VA SC	44,127	—	—	44,127
Oppenheimer Global Securites Fund/VA SC	20,125	—	—	20,125
Oppenheimer High Income Fund/VA SC	1,263	—	—	1,263
Van Eck WW Hard Asset	315	—	—	315
Van Eck WW Real Estate	227	—	—	227
Van Kampen Capital Growth	7,130	—	—	7,130
Van Kampen Enterprise	8,033	—	—	8,033
Van Kampen Comstock	58,591	—	—	58,591
Van Kampen Growth & Income	66,832	—	—	66,832
Van Kampen Mid-Cap Growth II	2,642	—	—	2,642
Van Kampen UIF Equity and Income II	84,044	—	—	84,044
Van Kampen Government Portfolio II	76,782	—	—	76,782
Van Kampen Capital Growth II	2,927	—	—	2,927
Van Kampen Enterprise II	3,202	—	—	3,202
Van Kampen Comstock II	78,079	—	—	78,079
Van Kampen Growth & Income II	54,367	—	—	54,367
Van Kampen UIF International Growth Equity II	245	—	—	245
Van Kampen UIF Global Real Estate II	114	—	—	114
Lord Abbett Growth & Income	109,218	—	—	109,218
Lord Abbett Bond Debenture	87,991	—	—	87,991
Lord Abbett Mid-Cap Value	83,188	—	—	83,188
Lord Abbett Growth Opportunities	13,453	—	—	13,453
Lord Abbett America's Value	45,721	—	—	45,721
Lord Abbett International	5,544	—	—	5,544
Lord Abbett Large Cap Core	513	—	—	513
Fidelity Index 500 Portfolio SC2	14,156	—	—	14,156
Fidelity Growth Portfolio SC2	1,520	—	—	1,520
Fidelity Contrafund Portfolio SC2	37,541	—	—	37,541
Fidelity Mid Cap SC2	10,754	—	—	10,754
Fidelity Equity Income SC2	3,047	—	—	3,047
Fidelity Investment Grade Bonds SC2	13,763	—	—	13,763
Fidelity Freedom Fund - 2015 Maturity Date SC2	152	—	—	152
Fidelity Freedom Fund - 2020 Maturity Date SC2	231	—	—	231
Franklin Flex Cap Growth Securities	1,651	—	—	1,651
Franklin Income Securities	62,972	—	—	62,972
Franklin Rising Dividend Securities	33,866	—	—	33,866
Franklin Small-Mid Cap Growth Securities	2,255	—	—	2,255

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

(in thousands)	Level 1	Level 2	Level 3	Total
Assets:
Mutual Shares Securities	$55,476	$—	$—	$55,476
Franklin US Gov't Fund	26,754	—	—	26,754
Templeton Growth Securities	27,695	—	—	27,695
Templeton Foreign Securities	29,003	—	—	29,003
Templeton Global Income Securities Fund	16,631	—	—	16,631
American Asset Allocation Fund Class 2	4,359	—	—	4,359
Total assets measured at fair value on a recurring basis	$1,891,945	$—	$—	$1,891,945

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the guidance within SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the assets included in Level 1 above are open-ended mutual funds. All of the open-ended mutual funds are valued at the net asset values of the respective portfolios. There are no restrictions on purchases or sales of these open-ended mutual funds.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2008 and 2007 were as follows (in thousands):

	2008 In Thousands			2007 In Thousands
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Growth & Income	182	(1,167)	(985)	512	(651)	(139)
Goldman Sachs Strategic International Equity	1,032	(374)	658	833	(288)	545
Goldman Sachs Structured US Equity	22	(829)	(807)	21	(840)	(819)
Goldman Sachs Structured Small Cap Equity	152	(414)	(262)	144	(413)	(269)
Goldman Sachs Capital Growth	516	(448)	68	454	(356)	98
Goldman Sachs Mid Cap Value	50	(441)	(391)	68	(328)	(260)
Goldman Sachs Capital Growth SC	209	(2)	207	—	—	—
Goldman Sachs Growth & Income SC	2,275	(2)	2,273	—	—	—
Goldman Sachs Strategic International Equity SC	2,209	(2)	2,207	—	—	—
Goldman Sachs Structured Small Cap Equity SC	890	(1)	889	—	—	—
Goldman Sachs Structured US Equity SC	2	—	2	—	—	—
Calvert Small Cap Growth	—	—	—	1	(82)	(81)
Calvert Balanced	1	(73)	(72)	12	(70)	(58)
MFS Growth Series IC	20	(134)	(114)	15	(220)	(205)
MFS Research IC	38	(221)	(183)	10	(389)	(379)
MFS Investors Trust IC	13	(417)	(404)	3	(542)	(539)

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

	2008 In Thousands			2007 In Thousands
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS Total Return IC	40	(1,258)	(1,218)	91	(1,152)	(1,061)
MFS New Discovery IC	9	(82)	(73)	13	(117)	(104)
MFS Utilities IC	27	(162)	(135)	45	(182)	(137)
MFS Investors Growth Stock IC	25	(255)	(230)	24	(351)	(327)
MFS Growth Series SC	58	(81)	(23)	116	(44)	72
MFS Research SC	42	(13)	29	31	(10)	21
MFS Investors Trust SC	30	(41)	(11)	17	(14)	3
MFS Total Return SC	353	(454)	(101)	514	(230)	284
MFS New Discovery SC	450	(9)	441	23	(14)	9
MFS Utilities SC	111	(131)	(20)	143	(47)	96
MFS Investors Growth Stock SC	3,745	(23)	3,722	1,121	(11)	1,110
Oppenheimer Money Fund/VA	32,664	(15,214)	17,450	16,809	(13,611)	3,198
Oppenheimer MidCap Fund/VA	11	(134)	(123)	9	(193)	(184)
Oppenheimer Capital Appreciation Fund/VA	20	(477)	(457)	25	(545)	(520)
Oppenheimer Main Street Fund/VA	17	(556)	(539)	13	(729)	(716)
Oppenheimer Strategic Bond Fund/VA	154	(855)	(701)	92	(701)	(609)
Oppenheimer Global Securites Fund/VA	23	(325)	(302)	56	(271)	(215)
Oppenheimer High Income Fund/VA	40	(169)	(129)	11	(217)	(206)
Oppenheimer MidCap Fund/VA SC	29	(21)	8	22	(9)	13
Oppenheimer Capital Appreciation Fund/VA SC	992	(30)	962	67	(54)	13
Oppenheimer Main Street Fund/VA SC	47	(87)	(40)	62	(48)	14
Oppenheimer Strategic Bond Fund/VA SC	1,410	(90)	1,320	760	(56)	704
Oppenheimer Global Securites Fund/VA SC	171	(285)	(114)	347	(108)	239
Oppenheimer High Income Fund/VA SC	122	(80)	42	70	(86)	(16)
Van Eck WW Hard Asset	—	(4)	(4)	—	(3)	(3)
Van Eck WW Real Estate	—	(5)	(5)	1	(8)	(7)
Van Kampen Capital Growth	41	(797)	(756)	6	(1,046)	(1,040)
Van Kampen Enterprise	2	(650)	(648)	14	(847)	(833)
Van Kampen Comstock	19	(1,877)	(1,858)	6	(1,540)	(1,534)
Van Kampen Growth & Income	11	(2,108)	(2,097)	7	(1,698)	(1,691)
Van Kampen Mid-Cap Growth II	167	(147)	20	86	(89)	(3)
Van Kampen UIF Equity and Income II	429	(743)	(314)	971	(226)	745
Van Kampen Government Portfolio II	3,234	(85)	3,149	1,925	(57)	1,868
Van Kampen Capital Growth II	57	(124)	(67)	43	(165)	(122)
Van Kampen Enterprise II	22	(136)	(114)	38	(139)	(101)
Van Kampen Comstock II	261	(999)	(738)	854	(249)	605
Van Kampen Growth & Income II	711	(264)	447	618	(180)	438
Van Kampen UIF International Growth Equity II	46	(2)	44	—	—	—
Van Kampen UIF Global Real Estate II	21	(2)	19	—	—	—

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

	2008 In Thousands			2007 In Thousands
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Lord Abbett Growth & Income	111	(2,450)	(2,339)	374	(1,236)	(862)
Lord Abbett Bond Debenture	106	(1,342)	(1,236)	333	(826)	(493)
Lord Abbett Mid-Cap Value	335	(1,264)	(929)	369	(742)	(373)
Lord Abbett Growth Opportunities	354	(84)	270	102	(131)	(29)
Lord Abbett America's Value	94	(647)	(553)	611	(123)	488
Lord Abbett International	996	(1)	995	—	—	—
Lord Abbett Large Cap Core	88	(18)	70	—	—	—
Fidelity Index 500 Portfolio SC2	1,070	(69)	1,001	800	(1)	799
Fidelity Growth Portfolio SC2	134	(143)	(9)	211	(34)	177
Fidelity Contrafund Portfolio SC2	2,460	(79)	2,381	1,894	(14)	1,880
Fidelity Mid Cap SC2	619	(113)	506	628	(26)	602
Fidelity Equity Income SC2	148	(95)	53	279	(25)	254
Fidelity Investment Grade Bonds SC2	598	(124)	474	645	(27)	618
Fidelity Freedom Fund - 2015 Maturity Date SC2	84	(64)	20	—	—	—
Fidelity Freedom Fund - 2020 Maturity Date SC2	35	(3)	32	—	—	—
Franklin Flex Cap Growth Securities	116	(43)	73	103	(11)	92
Franklin Income Securities	2,269	(197)	2,072	4,125	(11)	4,114
Franklin Rising Dividend Securities	2,580	(57)	2,523	1,583	(21)	1,562
Franklin Small-Mid Cap Growth Securities	164	(75)	89	188	(8)	180
Mutual Shares Securities	2,198	(223)	1,975	4,089	(7)	4,082
Franklin US Gov't Fund	2,069	(132)	1,937	483	(21)	462
Templeton Growth Securities	888	(313)	575	2,366	(34)	2,332
Templeton Foreign Securities	2,198	(63)	2,135	1,286	(39)	1,247
Templeton Global Income Securities Fund	1,080	(236)	844	644	(16)	628
American Asset Allocation Fund Class 2	669	(88)	581	—	—	—

5.  INVESTMENTS

At December 31, 2008, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Goldman Sachs Growth & Income	13,127,457	$125,769	$104,626	$7.97
Goldman Sachs Strategic International Equity	9,490,000	102,172	60,831	6.41
Goldman Sachs Structured US Equity	6,307,726	58,349	50,399	7.99
Goldman Sachs Structured Small Cap Equity	5,773,949	70,179	40,302	6.98
Goldman Sachs Capital Growth	6,478,789	60,687	47,943	7.40
Goldman Sachs Mid Cap Value	1,577,874	24,589	13,664	8.66
Goldman Sachs Capital Growth SC	179,257	1,645	1,325	7.39

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Goldman Sachs Growth & Income SC	1,970,678	$18,255	$15,746	$7.99
Goldman Sachs Strategic International Equity SC	2,096,372	17,055	13,459	6.42
Goldman Sachs Structured Small Cap Equity SC	922,503	7,272	6,421	6.96
Goldman Sachs Structured US Equity SC	2,013	18	16	8.00
Calvert Small Cap Growth	0	0	0	16.25
Calvert Balanced	1,900,881	3,904	2,372	1.25
MFS Growth Series IC	369,749	7,696	5,775	15.62
MFS Research IC	780,439	13,724	10,068	12.90
MFS Investors Trust IC	957,048	18,096	14,011	14.64
MFS Total Return IC	3,582,812	63,639	55,247	15.42
MFS New Discovery IC	274,539	3,953	2,259	8.23
MFS Utilities IC	426,858	9,481	7,786	18.24
MFS Investors Growth Stock IC	485,741	6,490	3,449	7.10
MFS Growth Series SC	70,528	1,409	1,084	15.37
MFS Research SC	75,497	1,277	968	12.82
MFS Investors Trust SC	120,331	2,133	1,752	14.56
MFS Total Return SC	3,297,931	66,163	50,260	15.24
MFS New Discovery SC	648,962	6,624	5,198	8.01
MFS Utilities SC	360,324	9,235	6,489	18.01
MFS Investors Growth Stock SC	3,572,975	33,767	24,832	6.95
Oppenheimer Money Fund/VA	48,892,254	48,892	48,892	1.00
Oppenheimer MidCap Fund/VA	107,516	5,826	2,961	27.54
Oppenheimer Capital Appreciation Fund/VA	519,022	20,425	13,323	25.67
Oppenheimer Main Street Fund/VA	1,131,429	24,607	16,474	14.56
Oppenheimer Strategic Bond Fund/VA	7,864,930	38,155	35,314	4.49
Oppenheimer Global Securites Fund/VA	745,913	20,850	15,075	20.21
Oppenheimer High Income Fund/VA	974,361	8,213	1,539	1.58
Oppenheimer MidCap Fund/VA SC	18,923	830	511	27.03
Oppenheimer Capital Appreciation Fund/VA SC	469,538	15,552	11,936	25.42
Oppenheimer Main Street Fund/VA SC	217,688	4,465	3,139	14.42
Oppenheimer Strategic Bond Fund/VA SC	9,677,062	50,339	44,127	4.56
Oppenheimer Global Securites Fund/VA SC	1,005,227	31,777	20,125	20.02
Oppenheimer High Income Fund/VA SC	799,272	5,619	1,263	1.58
Van Eck WW Hard Asset	16,778	187	315	18.75
Van Eck WW Real Estate	36,608	366	227	6.20
Van Kampen Capital Growth	416,985	17,887	7,130	17.10
Van Kampen Enterprise	813,830	16,006	8,033	9.87
Van Kampen Comstock	7,101,919	78,652	58,591	8.25
Van Kampen Growth & Income	4,864,031	76,981	66,832	13.74
Van Kampen Mid-Cap Growth II	1,295,135	5,724	2,642	2.04
Van Kampen UIF Equity and Income II	7,803,495	101,583	84,044	10.77

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2008
Fund Name	Shares	Cost	Market Value	Net Asset Value Per Share
Van Kampen Government Portfolio II	8,291,796	$76,084	$76,782	$9.26
Van Kampen Capital Growth II	173,071	4,275	2,927	16.91
Van Kampen Enterprise II	324,129	4,232	3,202	9.88
Van Kampen Comstock II	9,498,630	123,422	78,079	8.22
Van Kampen Growth & Income II	3,965,501	73,685	54,367	13.71
Van Kampen UIF International Growth Equity II	39,418	333	245	6.22
Van Kampen UIF Global Real Estate II	20,792	148	114	5.46
Lord Abbett Growth & Income	6,324,157	146,191	109,218	17.27
Lord Abbett Bond Debenture	9,864,502	111,016	87,991	8.92
Lord Abbett Mid-Cap Value	7,915,139	134,807	83,188	10.51
Lord Abbett Growth Opportunities	1,361,638	17,061	13,453	9.88
Lord Abbett America's Value	4,558,400	61,631	45,721	10.03
Lord Abbett International	1,110,965	6,664	5,544	4.99
Lord Abbett Large Cap Core	59,046	583	513	8.68
Fidelity Index 500 Portfolio SC2	143,711	21,744	14,156	98.50
Fidelity Growth Portfolio SC2	65,215	2,334	1,520	23.31
Fidelity Contrafund Portfolio SC2	2,479,572	66,954	37,541	15.14
Fidelity Mid Cap SC2	593,510	18,156	10,754	18.12
Fidelity Equity Income SC2	234,420	5,736	3,047	13.00
Fidelity Investment Grade Bonds SC2	1,184,389	14,471	13,763	11.62
Fidelity Freedom Fund - 2015 Maturity Date SC2	18,665	167	152	8.16
Fidelity Freedom Fund - 2020 Maturity Date SC2	30,013	250	231	7.69
Franklin Flex Cap Growth Securities	200,877	2,254	1,651	8.22
Franklin Income Securities	5,553,079	92,427	62,972	11.34
Franklin Rising Dividend Securities	2,468,374	44,697	33,866	13.72
Franklin Small-Mid Cap Growth Securities	191,915	3,997	2,255	11.75
Mutual Shares Securities	4,709,306	90,678	55,476	11.78
Franklin US Gov't Fund	2,059,557	25,842	26,754	12.99
Templeton Growth Securities	3,377,428	50,596	27,695	8.20
Templeton Foreign Securities	2,695,440	45,144	29,003	10.76
Templeton Global Income Securities Fund	972,572	16,400	16,631	17.10
American Asset Allocation Fund Class 2	360,840	5,249	4,359	12.08
	240,469,216	$2,573,745	$1,891,945

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

During the year ended December 31, 2008, transactions in shares were as follows:

Fund Name	Goldman Sachs Growth & Income	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
Shares Purchased	151,683	934,769	51,523	222,107	318,533	55,801
Shares received from reinvestment of dividends	375,727	1,309,759	229,636	70,598	12,743	29,610
Total shares acquired	527,410	2,244,528	281,159	292,705	331,276	85,411
Shares redeemed	(2,241,503)	(640,984)	(1,685,944)	(948,287)	(807,325)	(532,848)
Net Increase (decrease) in shares owned	(1,714,093)	1,603,544	(1,404,785)	(655,582)	(476,049)	(447,437)
Shares owned, beginning of period	14,841,550	7,886,456	7,712,511	6,429,531	6,954,838	2,025,311
Shares owned, end of period	13,127,457	9,490,000	6,307,726	5,773,949	6,478,789	1,577,874
Cost of shares acquired (000's)	$13,493	$28,156	$3,124	$7,930	$9,926	$1,545
Proceeds from sales (000's)	$32,051	$15,880	$18,996	$13,618	$14,650	$7,101
Fund Name	Goldman Sachs Capital Growth SC	Goldman Sachs Growth & Income SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert Small Cap Growth
Shares Purchased	180,849	1,920,194	1,830,552	913,279	1,947	—
Shares received from reinvestment of dividends	—	52,214	267,651	10,343	67	—
Total shares acquired	180,849	1,972,408	2,098,203	923,622	2,014	—
Shares redeemed	(1,592)	(1,730)	(1,831)	(1,119)	(1)	—
Net Increase (decrease) in shares owned	179,257	1,970,678	2,096,372	922,503	2,013	—
Shares owned, beginning of period	—	—	—	—	—	—
Shares owned, end of period	179,257	1,970,678	2,096,372	922,503	2,013	—
Cost of shares acquired (000's)	$1,671	$18,382	$17,170	$7,337	$18	$—
Proceeds from sales (000's)	$25	$125	$114	$64	$—	$—
Fund Name	Calvert Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
Shares Purchased	4,709	10,205	27,956	8,271	30,976	11,536
Shares received from reinvestment of dividends	99,894	890	4,331	80,911	379,961	62,331
Total shares acquired	104,603	11,095	32,287	89,182	410,937	73,867
Shares redeemed	(594,567)	(96,090)	(181,153)	(293,671)	(1,164,077)	(111,331)
Net Increase (decrease) in shares owned	(489,964)	(84,995)	(148,866)	(204,489)	(753,140)	(37,464)
Shares owned, beginning of period	2,390,845	454,744	929,305	1,161,537	4,335,952	312,003
Shares owned, end of period	1,900,881	369,749	780,439	957,048	3,582,812	274,539
Cost of shares acquired (000's)	$136	$368	$727	$2,088	$9,670	$977
Proceeds from sales (000's)	$972	$2,115	$3,231	$5,934	$23,000	$1,437

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Shares Purchased	21,586	14,625	29,301	28,117	16,898	258,259
Shares received from reinvestment of dividends	78,216	28,671	—	171	8,795	289,603
Total shares acquired	99,802	43,296	29,301	28,288	25,693	547,862
Shares redeemed	(143,956)	(167,628)	(39,688)	(9,265)	(26,450)	(346,113)
Net Increase (decrease) in shares owned	(44,154)	(124,332)	(10,387)	19,023	(757)	201,749
Shares owned, beginning of period	471,012	610,073	80,915	56,474	121,088	3,096,182
Shares owned, end of period	426,858	485,741	70,528	75,497	120,331	3,297,931
Cost of shares acquired (000's)	$3,119	$526	$720	$548	$533	$15,233
Proceeds from sales (000's)	$3,912	$1,728	$870	$201	$525	$11,034
Fund Name	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC	Oppenheimer Money Fund/VA	Oppenheimer MidCap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
Shares Purchased	527,371	86,268	2,590,535	62,221,061	2,923	6,544
Shares received from reinvestment of dividends	24,040	60,462	70,549	893,830	—	893
Total shares acquired	551,411	146,730	2,661,084	63,114,891	2,923	7,437
Shares redeemed	(8,236)	(109,984)	(18,498)	(38,705,400)	(40,120)	(189,084)
Net Increase (decrease) in shares owned	543,175	36,746	2,642,586	24,409,491	(37,197)	(181,647)
Shares owned, beginning of period	105,787	323,578	930,389	24,482,763	144,713	700,669
Shares owned, end of period	648,962	360,324	3,572,975	48,892,254	107,516	519,022
Cost of shares acquired (000's)	$5,379	$4,776	$24,437	$63,115	$167	$620
Proceeds from sales (000's)	$349	$3,313	$834	$38,705	$1,795	$7,705
Fund Name	Oppenheimer Main Street Fund/VA	Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer MidCap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC
Shares Purchased	8,904	467,985	15,343	71,551	6,416	295,081
Shares received from reinvestment of dividends	106,408	586,912	72,426	80,082	—	—
Total shares acquired	115,312	1,054,897	87,769	151,633	6,416	295,081
Shares redeemed	(359,271)	(2,843,721)	(255,852)	(322,213)	(4,873)	(9,662)
Net Increase (decrease) in shares owned	(243,959)	(1,788,824)	(168,083)	(170,580)	1,543	285,419
Shares owned, beginning of period	1,375,388	9,653,754	913,996	1,144,941	17,380	184,119
Shares owned, end of period	1,131,429	7,864,930	745,913	974,361	18,923	469,538
Cost of shares acquired (000's)	$2,787	$7,437	$3,333	$896	$281	$10,058
Proceeds from sales (000's)	$7,648	$16,389	$7,815	$1,899	$191	$1,246

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Main Street Fund/VA SC	Oppenheimer Strategic Bond Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC	Van Eck WW Hard Asset	Van Eck WW Real Estate
Shares Purchased	24,342	4,253,467	100,341	206,613	49	571
Shares received from reinvestment of dividends	18,100	348,726	79,736	46,356	3,351	8,450
Total shares acquired	42,442	4,602,193	180,077	252,969	3,400	9,021
Shares redeemed	(50,410)	(232,445)	(161,884)	(141,544)	(4,985)	(10,560)
Net Increase (decrease) in shares owned	(7,968)	4,369,748	18,193	111,425	(1,585)	(1,539)
Shares owned, beginning of period	225,656	5,307,314	987,034	687,847	18,363	38,147
Shares owned, end of period	217,688	9,677,062	1,005,227	799,272	16,778	36,608
Cost of shares acquired (000's)	$1,023	$27,688	$6,960	$1,053	$111	$121
Proceeds from sales (000's)	$1,069	$5,089	$6,237	$973	$146	$115
Fund Name	Van Kampen Capital Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth & Income	Van Kampen Mid-Cap Growth II	Van Kampen UIF Equity and Income II
Shares Purchased	6,228	523	22,360	7,009	342,001	422,542
Shares received from reinvestment of dividends	2,434	9,866	682,615	333,629	415,870	449,311
Total shares acquired	8,662	10,389	704,975	340,638	757,871	871,853
Shares redeemed	(134,855)	(266,361)	(2,567,968)	(1,689,253)	(244,098)	(791,388)
Net Increase (decrease) in shares owned	(126,193)	(255,972)	(1,862,993)	(1,348,615)	513,773	80,465
Shares owned, beginning of period	543,178	1,069,802	8,964,912	6,212,646	781,362	7,723,030
Shares owned, end of period	416,985	813,830	7,101,919	4,864,031	1,295,135	7,803,495
Cost of shares acquired (000's)	$389	$270	$9,365	$7,278	$2,752	$20,129
Proceeds from sales (000's)	$3,887	$3,953	$29,475	$30,096	$997	$18,544
Fund Name	Van Kampen Government Portfolio II	Van Kampen Capital Growth II	Van Kampen Enterprise II	Van Kampen Comstock II	Van Kampen Growth & Income II	Van Kampen UIF International Growth Equity II
Shares Purchased	3,935,084	12,891	9,965	331,056	533,662	42,058
Shares received from reinvestment of dividends	211,557	331	2,422	739,015	188,068	13
Total shares acquired	4,146,641	13,222	12,387	1,070,071	721,730	42,071
Shares redeemed	(109,351)	(27,936)	(65,517)	(1,228,315)	(202,716)	(2,653)
Net Increase (decrease) in shares owned	4,037,290	(14,714)	(53,130)	(158,244)	519,014	39,418
Shares owned, beginning of period	4,254,506	187,785	377,259	9,656,874	3,446,487	—
Shares owned, end of period	8,291,796	173,071	324,129	9,498,630	3,965,501	39,418
Cost of shares acquired (000's)	$43,986	$470	$269	$18,127	$18,013	$356
Proceeds from sales (000's)	$7,239	$859	$1,001	$18,935	$8,997	$22

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Van Kampen UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid-Cap Value	Lord Abbett Growth Opportunities	Lord Abbett America's Value
Shares Purchased	22,209	49,237	109,078	246,739	358,013	96,881
Shares received from reinvestment of dividends	118	169,634	799,701	656,964	28,053	370,628
Total shares acquired	22,327	218,871	908,779	903,703	386,066	467,509
Shares redeemed	(1,535)	(1,295,243)	(1,693,003)	(1,036,995)	(85,730)	(698,789)
Net Increase (decrease) in shares owned	20,792	(1,076,372)	(784,224)	(133,292)	300,336	(231,280)
Shares owned, beginning of period	—	7,400,529	10,648,726	8,048,431	1,061,302	4,789,680
Shares owned, end of period	20,792	6,324,157	9,864,502	7,915,139	1,361,638	4,558,400
Cost of shares acquired (000's)	$161	$9,942	$15,076	$19,974	$5,857	$7,491
Proceeds from sales (000's)	$13	$35,206	$25,608	$25,855	$2,634	$11,283
Fund Name	Lord Abbett International	Lord Abbett Large Cap Core	Fidelity Index 500 Portfolio SC2	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Shares Purchased	1,059,624	72,827	76,339	39,231	1,134,713	234,848
Shares received from reinvestment of dividends	52,090	1,056	4,729	561	69,131	68,255
Total shares acquired	1,111,714	73,883	81,068	39,792	1,203,844	303,103
Shares redeemed	(749)	(14,837)	(5,446)	(41,724)	(37,198)	(49,472)
Net Increase (decrease) in shares owned	1,110,965	59,046	75,622	(1,932)	1,166,646	253,631
Shares owned, beginning of period	—	—	68,089	67,147	1,312,926	339,879
Shares owned, end of period	1,110,965	59,046	143,711	65,215	2,479,572	593,510
Cost of shares acquired (000's)	$6,740	$762	$11,802	$1,516	$29,625	$9,327
Proceeds from sales (000's)	$74	$165	$1,078	$1,532	$3,971	$2,355
Fund Name	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity Date SC2	Fidelity Freedom Fund - 2020 Maturity Date SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Shares Purchased	72,006	522,745	73,209	30,236	102,496	1,536,402
Shares received from reinvestment of dividends	8,217	35,012	1,234	2,087	186	341,217
Total shares acquired	80,223	557,757	74,443	32,323	102,682	1,877,619
Shares redeemed	(49,180)	(113,446)	(55,778)	(2,310)	(39,098)	(145,137)
Net Increase (decrease) in shares owned	31,043	444,311	18,665	30,013	63,584	1,732,482
Shares owned, beginning of period	203,377	740,078	—	—	137,293	3,820,597
Shares owned, end of period	234,420	1,184,389	18,665	30,013	200,877	5,553,079
Cost of shares acquired (000's)	$1,758	$8,401	$778	$276	$1,180	$34,180
Proceeds from sales (000's)	$1,170	$3,004	$521	$24	$473	$7,498

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

5.  INVESTMENTS — (Continued)

Fund Name	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Mutual Shares Securities	Franklin US Gov't Fund	Templeton Growth Securities	Templeton Foreign Securities
Shares Purchased	1,421,499	82,272	1,237,088	1,748,547	671,606	1,468,822
Shares received from reinvestment of dividends	38,798	19,164	320,280	43,589	261,518	213,077
Total shares acquired	1,460,297	101,436	1,557,368	1,792,136	933,124	1,681,899
Shares redeemed	(31,578)	(39,510)	(135,478)	(113,243)	(257,137)	(45,445)
Net Increase (decrease) in shares owned	1,428,719	61,926	1,421,890	1,678,893	675,987	1,636,454
Shares owned, beginning of period	1,039,655	129,989	3,287,416	380,664	2,701,441	1,058,986
Shares owned, end of period	2,468,374	191,915	4,709,306	2,059,557	3,377,428	2,695,440
Cost of shares acquired (000's)	$25,735	$1,953	$30,508	$24,711	$14,127	$28,901
Proceeds from sales (000's)	$1,869	$712	$6,697	$3,584	$5,124	$3,336

Fund Name	Templeton Global Income Securities Fund	American Asset Allocation Fund Class 2	Total
Shares Purchased	693,402	402,780	97,157,269
Shares received from reinvestment of dividends	34,329	11,858	12,379,060
Total shares acquired	727,731	414,638	109,536,329
Shares redeemed	(158,027)	(53,798)	(67,036,192)
Net Increase (decrease) in shares owned	569,704	360,840	42,500,137
Shares owned, beginning of period	402,868	—	197,969,079
Shares owned, end of period	972,572	360,840	240,469,216
Cost of shares acquired (000's)	$14,500	$6,012	$736,336
Proceeds from sales (000's)	$4,639	$724	$532,255

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS

	As of December 31, 2008				For the Year Ended December 31, 2008
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Growth & Income	8,277	$8.87	$17.23	$104,626	1.88%	0.70%	1.80%	–35.70%	–34.91%
Goldman Sachs Strategic International Equity	6,276	$7.49	$12.68	$60,831	3.08%	0.70%	1.80%	–46.93%	–46.28%
Goldman Sachs Structured US Equity	3,373	$7.06	$18.81	$50,399	1.46%	0.70%	1.80%	–38.13%	–37.38%
Goldman Sachs Structured Small Cap Equity	2,770	$7.06	$17.32	$40,302	0.65%	0.70%	1.80%	–35.21%	–34.42%
Goldman Sachs Capital Growth	5,064	$6.32	$14.46	$47,943	0.12%	0.70%	1.80%	–42.81%	–42.11%
Goldman Sachs Mid Cap Value	1,326	$9.99	$10.67	$13,664	0.95%	0.70%	1.80%	–38.18%	–37.43%
Goldman Sachs Capital Growth SC	207	$6.35	$8.57	$1,325	0.00%	0.70%	1.80%	–40.93%	11.19	%(a)
Goldman Sachs Growth & Income SC	2,273	$6.88	$9.36	$15,746	7.85%	0.70%	1.80%	–34.56%	9.79	%(a)
Goldman Sachs Strategic International Equity SC	2,207	$6.06	$9.34	$13,459	12.80%	0.70%	1.80%	–43.66%	14.55	%(a)
Goldman Sachs Structured Small Cap Equity SC	889	$7.18	$9.26	$6,421	2.70%	0.70%	1.80%	–30.78%	21.95	%(a)
Goldman Sachs Structured US Equity SC	2	$6.82	$9.37	$16	14.73%	0.70%	1.80%	–34.60%	12.00	%(a)
Calvert Small Cap Growth	—	$14.02	$15.47	$—	0.00%	0.70%	1.80%	–1.80%	–0.70%
Calvert Balanced	233	$8.25	$10.46	$2,372	2.18%	0.70%	1.80%	–32.56%	–31.80%
MFS Growth Series IC	555	$6.68	$10.88	$5,775	0.23%	0.70%	1.80%	–38.54%	–37.86%
MFS Research IC	1,024	$7.58	$10.18	$10,068	0.55%	0.70%	1.80%	–37.24%	–36.53%
MFS Investors Trust IC	1,411	$7.76	$10.43	$14,011	0.87%	0.70%	1.80%	–34.29%	–33.55%
MFS Total Return IC	3,938	$12.19	$14.87	$55,247	3.25%	0.70%	1.80%	–23.53%	–22.68%
MFS New Discovery IC	193	$9.29	$12.27	$2,259	0.00%	0.70%	1.80%	–40.42%	–39.75%
MFS Utilities IC	481	$15.05	$16.63	$7,786	1.57%	0.70%	1.80%	–38.79%	–38.11%
MFS Investors Growth Stock IC	759	$4.38	$4.81	$3,449	0.60%	0.70%	1.80%	–38.01%	–37.31%
MFS Growth Series SC	135	$6.59	$10.73	$1,084	0.00%	0.70%	1.80%	–38.67%	9.37%
MFS Research SC	108	$7.48	$10.04	$968	0.27%	0.70%	1.80%	–37.40%	11.57%
MFS Investors Trust SC	196	$7.66	$10.29	$1,752	0.53%	0.70%	1.80%	–34.46%	10.79%
MFS Total Return SC	4,274	$9.72	$14.66	$50,260	2.88%	0.70%	1.80%	–23.72%	7.98%
MFS New Discovery SC	556	$7.31	$12.09	$5,198	0.00%	0.70%	1.80%	–40.61%	21.62%
MFS Utilities SC	429	$10.23	$16.40	$6,489	1.33%	0.70%	1.80%	–38.93%	8.33%
MFS Investors Growth Stock SC	5,062	$4.32	$9.12	$24,832	0.23%	0.70%	1.80%	–38.11%	9.69%
Oppenheimer Money Fund/VA	31,725	$1.00	$11.38	$48,892	2.67%	0.70%	1.80%	0.01%	2.16%
Oppenheimer MidCap Fund/VA	374	$5.50	$8.16	$2,961	0.00%	0.70%	1.80%	–49.98%	–49.42%
Oppenheimer Capital Appreciation Fund/VA	1,343	$7.26	$10.78	$13,323	0.15%	0.70%	1.80%	–46.50%	–45.90%
Oppenheimer Main Street Fund/VA	1,835	$7.12	$9.44	$16,474	0.23%	0.70%	1.80%	–39.58%	–38.90%
Oppenheimer Strategic Bond Fund/VA	2,445	$13.92	$14.91	$35,314	5.35%	0.70%	1.80%	–15.75%	–14.81%
Oppenheimer Global Securites Fund/VA	978	$12.95	$16.49	$15,075	1.53%	0.70%	1.80%	–41.27%	–40.61%
Oppenheimer High Income Fund/VA	527	$2.83	$2.98	$1,539	4.53%	0.70%	1.80%	–79.06%	–78.82%
Oppenheimer MidCap Fund/VA SC	80	$5.42	$8.39	$511	0.00%	0.70%	1.80%	–50.13%	13.13%
Oppenheimer Capital Appreciation Fund/VA SC	1,562	$7.12	$10.64	$11,936	4.44%	0.70%	1.80%	–46.64%	12.52%
Oppenheimer Main Street Fund/VA SC	380	$7.05	$9.36	$3,139	0.00%	0.70%	1.80%	–39.73%	14.43%
Oppenheimer Strategic Bond Fund/VA SC	3,243	$9.28	$14.70	$44,127	4.02%	0.70%	1.80%	–16.02%	5.46%
Oppenheimer Global Securites Fund/VA SC	1,753	$9.53	$16.29	$20,125	1.81%	0.70%	1.80%	–41.41%	15.35%
Oppenheimer High Income Fund/VA SC	460	$2.40	$3.48	$1,263	10.22%	0.70%	1.80%	–78.96%	1.19%
Van Eck WW Hard Asset	12	$24.13	$26.09	$315	0.31%	0.70%	1.80%	–47.10%	–46.50%
Van Eck WW Real Estate	16	$13.40	$14.06	$227	5.79%	0.70%	1.80%	–55.93%	–55.43%
Van Kampen Capital Growth	2,585	$2.63	$2.89	$7,130	0.54%	0.70%	1.80%	–49.91%	–49.34%
Van Kampen Enterprise	2,084	$3.68	$4.04	$8,033	1.11%	0.70%	1.80%	–43.98%	–43.35%
Van Kampen Comstock	5,341	$10.45	$11.49	$58,591	2.76%	0.70%	1.80%	–36.83%	–36.12%
Van Kampen Growth & Income	6,292	$10.12	$11.13	$66,832	2.26%	0.70%	1.80%	–33.26%	–32.51%
Van Kampen Mid-Cap Growth II	586	$3.19	$8.92	$2,642	0.00%	0.70%	1.80%	–47.79%	13.23%
Van Kampen UIF Equity and Income II	7,391	$9.71	$11.82	$84,044	2.39%	0.70%	1.80%	–24.07%	9.35%
Van Kampen Government Portfolio II	6,703	$10.32	$11.82	$76,782	3.36%	0.70%	1.80%	–0.31%	5.82%
Van Kampen Capital Growth II	860	$2.60	$8.63	$2,927	0.19%	0.70%	1.80%	–50.03%	10.93%
Van Kampen Enterprise II	693	$3.63	$9.07	$3,202	0.73%	0.70%	1.80%	–44.10%	10.78%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008				For the Year Ended December 31, 2008
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Van Kampen Comstock II	7,678	$8.39	$11.33	$78,079	2.30%	0.70%	1.80%	–36.96%	13.27%
Van Kampen Growth & Income II	5,175	$9.35	$10.96	$54,367	1.78%	0.70%	1.80%	–33.43%	12.00%
Van Kampen UIF International Growth Equity II	44	$5.59	$9.04	$245	0.00%	0.70%	1.80%	–47.26%	15.94	%(a)
Van Kampen UIF Global Real Estate II	19	$5.80	$8.62	$114	0.59%	0.70%	1.80%	–46.72%	24.54	%(a)
Lord Abbett Growth & Income	12,258	$8.52	$9.43	$109,218	1.40%	0.70%	1.80%	–37.57%	15.12%
Lord Abbett Bond Debenture	7,587	$9.59	$12.27	$87,991	6.10%	0.70%	1.80%	–19.02%	5.40%
Lord Abbett Mid-Cap Value	9,247	$8.52	$9.46	$83,188	1.27%	0.70%	1.80%	–40.45%	14.28%
Lord Abbett Growth Opportunities	1,325	$8.85	$10.58	$13,453	0.00%	0.70%	1.80%	–39.36%	11.77%
Lord Abbett America's Value	4,023	$9.92	$12.12	$45,721	3.78%	0.70%	1.80%	–27.52%	8.52%
Lord Abbett International	995	$5.53	$9.43	$5,544	2.95%	0.70%	1.80%	–46.65%	16.80	%(a)
Lord Abbett Large Cap Core	70	$7.25	$9.27	$513	2.83%	0.70%	1.80%	–30.14%	9.25	%(a)
Fidelity Index 500 Portfolio SC2	1,922	$7.03	$9.21	$14,156	2.44%	0.70%	1.80%	–38.20%	10.89%
Fidelity Growth Portfolio SC2	219	$6.55	$8.61	$1,520	0.51%	0.70%	1.80%	–48.18%	9.38%
Fidelity Contrafund Portfolio SC2	5,157	$6.81	$9.62	$37,541	1.01%	0.70%	1.80%	–43.64%	11.93%
Fidelity Mid Cap SC2	1,434	$6.83	$11.17	$10,754	0.24%	0.70%	1.80%	–40.60%	14.18%
Fidelity Equity Income SC2	448	$6.35	$9.07	$3,047	2.40%	0.70%	1.80%	–43.76%	13.16%
Fidelity Investment Grade Bonds SC2	1,325	$9.93	$10.75	$13,763	3.41%	0.70%	1.80%	–5.05%	3.10%
Fidelity Freedom Fund - 2015 Maturity Date SC2	20	$7.58	$9.44	$152	2.25%	0.70%	1.80%	–26.58%	8.30	%(a)
Fidelity Freedom Fund - 2020 Maturity Date SC2	32	$7.10	$9.27	$231	11.16%	0.70%	1.80%	–31.65%	9.82	%(a)
Franklin Flex Cap Growth Securities	227	$7.12	$9.12	$1,651	0.12%	0.70%	1.80%	–36.38%	8.77%
Franklin Income Securities	7,749	$7.95	$9.62	$62,972	5.44%	0.70%	1.80%	–30.82%	9.36%
Franklin Rising Dividend Securities	4,409	$7.51	$9.65	$33,866	1.76%	0.70%	1.80%	–28.30%	12.17%
Franklin Small-Mid Cap Growth Securities	360	$6.13	$8.84	$2,255	0.00%	0.70%	1.80%	–43.45%	10.33%
Mutual Shares Securities	7,792	$6.96	$9.11	$55,476	3.23%	0.70%	1.80%	–38.15%	8.67%
Franklin US Gov't Fund	2,399	$10.37	$11.22	$26,754	3.84%	0.70%	1.80%	1.50%	6.94%
Templeton Growth Securities	4,155	$6.51	$9.19	$27,695	1.82%	0.70%	1.80%	–43.28%	12.69%
Templeton Foreign Securities	3,793	$7.48	$9.38	$29,003	2.42%	0.70%	1.80%	–41.36%	13.16%
Templeton Global Income Securities Fund	1,472	$10.41	$11.35	$16,631	3.85%	0.70%	1.80%	4.46%	5.57%
American Asset Allocation Fund Class 2	581	$7.47	$7.51	$4,359	6.06%	0.70%	1.80%	–27.86%	–27.55	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date May 1, 2008

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2007				For the Year Ended December 31, 2007
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Growth & Income	9,262	$13.70	$109.79	$185,965	1.74%	0.70%	1.80%	–2.41%	0.88%
Goldman Sachs Strategic International Equity	5,618	$14.01	$117.76	$108,518	1.41%	0.70%	1.80%	–3.57%	7.23%
Goldman Sachs Structured US Equity	4,180	$11.33	$98.35	$101,497	0.96%	0.70%	1.80%	–4.04%	–2.22%
Goldman Sachs Structured Small Cap Equity	3,032	$10.89	$99.34	$68,860	0.35%	0.70%	1.80%	–17.99%	–4.46%
Goldman Sachs Capital Growth	4,996	$10.97	$104.46	$88,535	0.18%	0.70%	1.80%	–2.60%	9.47%
Goldman Sachs Mid Cap Value Fund	1,717	$16.04	$149.75	$28,395	0.72%	0.70%	1.80%	1.34%	2.58%
Calvert Social Small Cap Growth	—	$14.27	$92.24	$—	0.00%	0.70%	1.80%	4.88%	6.06	%(a)
Calvert Social Balanced	305	$12.15	$98.85	$4,586	2.24%	0.70%	1.80%	0.90%	2.03	%(a)
MFS Emerging Growth IC	669	$10.79	$114.78	$11,373	0.00%	0.70%	1.80%	18.98%	20.32	%(a)
MFS Research IC	1,207	$12.00	$110.58	$18,846	0.72%	0.70%	1.80%	11.16%	12.41	%(a)
MFS Investors Trust IC	1,815	$11.73	$110.11	$27,319	0.87%	0.70%	1.80%	8.31%	9.53	%(a)
MFS Total Return IC	5,156	$15.83	$103.53	$94,003	2.63%	0.70%	1.80%	2.33%	3.48%
MFS New Discovery IC	266	$15.48	$112.14	$5,189	0.00%	0.70%	1.80%	0.66%	1.80%
MFS Utility IC	616	$24.41	$165.18	$16,240	0.98%	0.70%	1.80%	25.59%	27.00%
MFS Investors Growth Stock IC	989	$7.06	$105.33	$7,211	0.35%	0.70%	1.80%	9.35%	10.58%
MFS Emerging Growth SC	158	$10.67	$114.18	$1,991	0.00%	0.70%	1.80%	–1.69%	20.15%
MFS Research SC	79	$11.86	$110.09	$1,139	0.45%	0.70%	1.80%	–0.75%	12.25%
MFS Investors Trust SC	207	$11.60	$109.60	$2,832	0.58%	0.70%	1.80%	–0.60%	9.37%
MFS Total Return SC	4,375	$12.73	$103.00	$66,382	2.28%	0.70%	1.80%	–1.41%	3.31%
MFS New Discovery SC	115	$12.30	$101.71	$1,725	0.00%	0.70%	1.80%	–5.69%	1.63%
MFS Utility SC	449	$24.01	$147.27	$11,037	0.77%	0.70%	1.80%	0.75%	26.79%
MFS Investors Growth Stock SC	1,340	$6.98	$104.83	$10,765	0.04%	0.70%	1.80%	–1.45%	10.36%
Oppenheimer Money Fund/VA	14,275	$1.20	$99.55	$24,483	4.85%	0.70%	1.80%	0.52%	4.32%
Oppenheimer Mid Cap/VA	497	$10.93	$95.91	$7,825	0.00%	0.70%	1.80%	4.41%	5.58%
Oppenheimer Capital Appreciation/VA	1,800	$13.48	$107.53	$33,058	0.24%	0.70%	1.80%	12.09%	13.35%
Oppenheimer Main Street/VA	2,374	$11.70	$105.27	$35,224	0.88%	0.70%	1.80%	2.36%	3.51%
Oppenheimer Strategic Bond/VA	3,146	$16.52	$105.55	$53,675	3.77%	0.70%	1.80%	7.71%	8.92%
Oppenheimer Global Securities/VA	1,280	$21.89	$154.91	$33,452	1.37%	0.70%	1.80%	4.40%	5.57%
Oppenheimer High Income/VA	656	$13.40	$97.94	$9,102	7.69%	0.70%	1.80%	–1.91%	–0.80%
Oppenheimer Mid Cap/VA SC	72	$10.79	$98.07	$925	0.00%	0.70%	1.80%	–4.42%	5.40%
Oppenheimer Capital Appreciation/VA SC	600	$13.33	$107.00	$8,613	0.01%	0.70%	1.80%	–3.05%	13.17%
Oppenheimer Main Street/VA SC	420	$11.62	$105.11	$5,727	1.00%	0.70%	1.80%	–4.00%	3.71%
Oppenheimer Strategic Bond/VA SC	1,923	$12.34	$105.16	$29,986	2.84%	0.70%	1.80%	0.81%	8.89%
Oppenheimer Global Securities/VA SC	1,867	$16.19	$111.08	$35,800	1.10%	0.70%	1.80%	–3.76%	5.44%
Oppenheimer High Income/VA SC	418	$11.41	$97.49	$5,427	6.61%	0.70%	1.80%	–3.56%	–1.07%
Van Eck Worldwide Hard Assets Fund	16	$45.29	$322.08	$756	0.13%	0.70%	1.80%	42.73%	44.33%
Van Eck Worldwide Real Estate Fund	21	$30.23	$200.53	$644	1.19%	0.70%	1.80%	–0.93%	0.18%
Van Kampen Strategic Growth	3,341	$5.25	$105.06	$18,294	0.05%	0.70%	1.80%	14.85%	16.14%
Van Kampen Enterprise	2,732	$6.56	$105.99	$18,689	0.42%	0.70%	1.80%	10.65%	11.89%
Van Kampen Comstock	7,199	$16.54	$116.61	$124,254	1.85%	0.70%	1.80%	–3.81%	–2.73%
Van Kampen Growth & Income	8,389	$15.16	$106.89	$132,702	1.65%	0.70%	1.80%	0.94%	2.08%
Van Kampen Aggressive Growth II	566	$6.10	$108.22	$4,469	0.00%	0.70%	1.80%	–4.27%	16.89%
Van Kampen UIF Equity & Income II	7,705	$13.45	$134.58	$113,837	1.81%	0.70%	1.80%	–2.05%	2.74%
Van Kampen Government II	3,554	$10.87	$100.76	$40,460	3.42%	0.70%	1.80%	1.34%	6.37%
Van Kampen Strategic Growth II	927	$5.19	$104.61	$6,251	0.00%	0.70%	1.80%	–3.73%	15.94%
Van Kampen Enterprise II	807	$6.48	$105.48	$6,591	0.16%	0.70%	1.80%	–3.57%	11.78%
Van Kampen Comstock II	8,416	$13.21	$100.19	$133,265	1.51%	0.70%	1.80%	–4.35%	–2.92%
Van Kampen Growth and Income II	4,728	$14.43	$104.95	$73,445	1.31%	0.70%	1.80%	–2.36%	1.91%
Lord Abbett Growth & Income	14,597	$13.64	$107.26	$206,549	1.20%	0.70%	1.80%	–2.76%	2.81%
Lord Abbett Bond Debenture	8,823	$11.95	$108.92	$125,336	5.96%	0.70%	1.80%	–1.02%	5.55%
Lord Abbett Mid-Cap Value	10,176	$14.21	$112.11	$152,115	0.43%	0.70%	1.80%	–5.12%	–0.03%
Lord Abbett Growth Opportunities	1,055	$14.58	$150.79	$17,342	0.00%	0.70%	1.80%	–0.75%	20.55%
Lord Abbett America's Value	4,576	$13.69	$144.55	$70,839	3.13%	0.70%	1.80%	–3.72%	2.54%
Fidelity Index 500 Portfolio SC2	921	$11.38	$125.24	$11,084	4.98%	0.70%	1.80%	–2.60%	4.55%
Fidelity Growth Portfolio SC2	228	$12.65	$130.08	$2,998	0.20%	0.70%	1.80%	–3.06%	25.90%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2007				For the Year Ended December 31, 2007
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Contrafund Portfolio SC2	2,776	$12.08	$154.60	$36,053	1.17%	0.70%	1.80%	–1.97%	16.60%
Fidelity Mid Cap SC2	928	$11.50	$166.55	$12,110	0.51%	0.70%	1.80%	–3.27%	14.64%
Fidelity Equity Income SC2	395	$11.28	$129.48	$4,794	2.16%	0.70%	1.80%	–3.76%	0.66%
Fidelity Investment Grade Bonds SC2	851	$10.65	$99.78	$9,281	2.17%	0.70%	1.80%	0.79%	3.46%
Franklin Flex Cap Growth Securities	154	$11.19	$104.63	$1,746	0.12%	0.70%	1.80%	–3.37%	13.63%
Franklin Income Securities	5,677	$11.49	$107.40	$66,135	3.16%	0.70%	1.80%	–1.96%	3.13%
Franklin Rising Dividend Securities	1,886	$10.47	$97.90	$20,034	1.76%	0.70%	1.80%	–4.30%	–2.24%
Franklin Small-Mid Cap Growth Securities	271	$10.85	$101.39	$2,978	0.00%	0.70%	1.80%	–5.18%	10.57%
Mutual Shares Securities	5,817	$11.25	$105.17	$66,373	1.35%	0.70%	1.80%	–2.81%	2.86%
Franklin US Gov't	462	$10.41	$101.18	$4,838	0.66%	0.70%	1.80%	1.50%	4.35	%(a)
Templeton Growth Securities	3,580	$11.48	$107.36	$41,710	1.29%	0.70%	1.80%	–3.20%	1.73%
Templeton Foreign Securities	1,658	$12.76	$119.30	$21,444	1.63%	0.70%	1.80%	–0.75%	14.76%
Templeton Global Income Securities	628	$10.67	$103.73	$6,736	0.31%	0.70%	1.80%	–0.73%	5.72	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date May 1, 2007

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2006				For the Year Ended December 31, 2006
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Growth & Income	9,401	$13.65	$26.60	$198,556	1.64%	0.70%	1.80%	13.88%	21.90%
Goldman Sachs Strategic International Equity	5,073	$13.13	$22.30	$98,974	1.64%	0.70%	1.80%	6.98%	21.37%
Goldman Sachs Structured US Equity	4,999	$11.65	$31.13	$128,155	1.01%	0.70%	1.80%	6.99%	12.22%
Goldman Sachs Structured Small Cap Equity	3,301	$13.26	$32.23	$93,533	0.62%	0.70%	1.80%	–0.53%	11.60%
Goldman Sachs Capital Growth	4,898	$10.07	$23.12	$88,430	0.12%	0.70%	1.80%	3.41%	7.91%
Goldman Sachs Mid Cap Value Fund	1,977	$15.70	$16.65	$31,995	1.02%	0.70%	1.80%	14.08%	15.47%
Calvert Social Small Cap Growth	81	$13.61	$14.69	$1,133	0.00%	0.70%	1.80%	–1.02%	0.08%
Calvert Social Balanced	363	$11.95	$15.21	$5,378	1.99%	0.70%	1.80%	6.82%	8.01%
MFS Emerging Growth IC	874	$9.00	$14.72	$12,473	0.00%	0.70%	1.80%	5.96%	7.14%
MFS Research IC	1,586	$10.72	$14.43	$22,247	0.53%	0.70%	1.80%	8.50%	9.71%
MFS Investors Trust IC	2,354	$10.75	$14.49	$32,585	0.52%	0.70%	1.80%	10.97%	12.21%
MFS Total Return IC	6,217	$15.36	$18.80	$110,254	2.41%	0.70%	1.80%	9.89%	11.11%
MFS New Discovery IC	370	$15.27	$20.23	$7,218	0.00%	0.70%	1.80%	11.19%	12.43%
MFS Utility IC	753	$19.30	$21.40	$15,747	2.04%	0.70%	1.80%	28.91%	30.35%
MFS Investors Growth Stock IC	1,316	$6.46	$6.94	$8,736	0.00%	0.70%	1.80%	5.65%	6.83%
MFS Emerging Growth SC	86	$8.92	$14.58	$977	0.00%	0.70%	1.80%	0.87%	6.97%
MFS Research SC	58	$10.62	$14.30	$754	0.30%	0.70%	1.80%	5.35%	9.54%
MFS Investors Trust SC	204	$10.66	$14.37	$2,585	0.25%	0.70%	1.80%	7.30%	12.02%
MFS Total Return SC	4,091	$12.43	$18.62	$59,810	2.05%	0.70%	1.80%	7.69%	10.96%
MFS New Discovery SC	106	$12.24	$20.05	$1,600	0.00%	0.70%	1.80%	1.37%	12.26%
MFS Utility SC	353	$19.02	$21.20	$6,869	1.63%	0.70%	1.80%	22.72%	30.18%
MFS Investors Growth Stock SC	230	$6.40	$12.22	$1,766	0.00%	0.70%	1.80%	3.51%	6.66%
Oppenheimer Money Fund/VA	11,077	$1.15	$10.68	$18,568	4.52%	0.70%	1.80%	2.82%	4.10%
Oppenheimer Mid Cap/VA	681	$10.39	$15.44	$10,263	0.00%	0.70%	1.80%	1.11%	2.24%
Oppenheimer Capital Appreciation/VA	2,320	$11.94	$17.78	$38,027	0.39%	0.70%	1.80%	6.01%	7.20%
Oppenheimer Main Street/VA	3,090	$11.35	$15.10	$44,580	1.20%	0.70%	1.80%	12.96%	14.22%
Oppenheimer Strategic Bond/VA	3,755	$15.34	$16.07	$59,200	4.50%	0.70%	1.80%	5.56%	6.74%
Oppenheimer Global Securities/VA	1,495	$20.82	$26.59	$37,401	1.02%	0.70%	1.80%	15.58%	16.87%
Oppenheimer High Income/VA	862	$13.56	$14.34	$12,136	7.71%	0.70%	1.80%	7.46%	8.66%
Oppenheimer Mid Cap/VA SC	59	$10.29	$15.30	$763	0.00%	0.70%	1.80%	–3.15%	2.09%
Oppenheimer Capital Appreciation/VA SC	587	$11.84	$17.63	$7,559	0.16%	0.70%	1.80%	2.63%	7.04%
Oppenheimer Main Street/VA SC	406	$11.26	$14.98	$5,461	0.87%	0.70%	1.80%	7.87%	14.07%
Oppenheimer Strategic Bond/VA SC	1,219	$11.46	$15.91	$16,795	3.40%	0.70%	1.80%	4.42%	6.59%
Oppenheimer Global Securities/VA SC	1,628	$15.42	$26.39	$29,055	0.65%	0.70%	1.80%	6.76%	16.66%
Oppenheimer High Income/VA SC	434	$11.66	$14.20	$5,658	7.10%	0.70%	1.80%	5.49%	8.57%
Van Eck Worldwide Hard Assets Fund	19	$31.51	$34.17	$635	0.07%	0.70%	1.80%	22.26%	23.62%
Van Eck Worldwide Real Estate Fund	28	$30.29	$31.85	$861	1.65%	0.70%	1.80%	28.57%	30.00%
Van Kampen Strategic Growth	4,381	$4.57	$4.92	$20,761	0.00%	0.70%	1.80%	1.01%	2.14%
Van Kampen Enterprise	3,565	$5.93	$6.38	$21,909	0.45%	0.70%	1.80%	5.16%	6.33%
Van Kampen Comstock	8,733	$17.19	$18.49	$155,778	1.48%	0.70%	1.80%	14.20%	15.47%
Van Kampen Growth & Income	10,080	$15.02	$16.15	$156,993	1.19%	0.70%	1.80%	14.15%	15.42%
Van Kampen Aggressive Growth II	569	$5.29	$13.30	$3,583	0.00%	0.70%	1.80%	–5.34%	4.30%
Van Kampen UIF Equity & Income II	6,960	$13.16	$15.00	$99,719	1.15%	0.70%	1.80%	7.95%	11.90%
Van Kampen Government II	1,686	$10.35	$11.01	$18,046	3.81%	0.70%	1.80%	1.26%	4.13%
Van Kampen Strategic Growth II	1,049	$4.53	$11.92	$5,981	0.00%	0.70%	1.80%	–3.51%	2.01%
Van Kampen Enterprise II	908	$5.87	$12.25	$6,655	0.18%	0.70%	1.80%	1.89%	6.13%
Van Kampen Comstock II	7,811	$13.67	$18.33	$125,427	1.16%	0.70%	1.80%	10.18%	15.35%
Van Kampen Growth and Income II	4,290	$14.23	$16.00	$65,091	0.88%	0.70%	1.80%	9.62%	15.28%
Lord Abbett Growth & Income	15,459	$13.40	$14.15	$213,503	1.27%	0.70%	1.80%	7.86%	16.57%
Lord Abbett Bond Debenture	9,316	$11.45	$14.21	$125,851	5.93%	0.70%	1.80%	5.51%	8.67%
Lord Abbett Mid-Cap Value	10,549	$14.27	$15.45	$158,160	0.52%	0.70%	1.80%	7.63%	11.56%
Lord Abbett Growth Opportunities	1,084	$12.23	$14.32	$14,741	0.00%	0.70%	1.80%	–1.70%	7.25%
Lord Abbett America's Value	4,088	$13.41	$16.14	$61,270	2.68%	0.70%	1.80%	9.24%	13.87%
Fidelity Index 500 Portfolio SC2	122	$11.00	$13.33	$1,568	1.00%	0.70%	1.80%	8.66%	14.23%
Fidelity Growth Portfolio SC2	51	$10.15	$11.97	$571	0.08%	0.70%	1.80%	1.07%	5.46%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2006				For the Year Ended December 31, 2006
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Contrafund Portfolio SC2	896	$10.47	$14.76	$10,423	1.54%	0.70%	1.80%	2.74%	10.27%
Fidelity Mid Cap SC2	326	$10.14	$16.38	$4,112	0.06%	0.70%	1.80%	–1.78%	11.23%
Fidelity Equity Income SC2	141	$11.33	$14.31	$1,781	3.60%	0.70%	1.80%	10.19%	18.67%
Fidelity Investment Grade Bonds SC2	233	$10.40	$10.93	$2,493	1.85%	0.70%	1.80%	2.58%	4.69%
Franklin Flex Cap Growth Securities	62	$9.95	$10.03	$623	0.00%	0.70%	1.80%	0.17%	0.88	%(a)
Franklin Income Securities	1,563	$11.26	$11.34	$17,694	0.56%	0.70%	1.80%	10.93%	11.72	%(a)
Franklin Rising Dividend Securities	324	$10.94	$11.03	$3,568	0.25%	0.70%	1.80%	7.52%	8.28	%(a)
Franklin Small-Mid Cap Growth Securities	91	$9.91	$9.99	$906	0.00%	0.70%	1.80%	–0.38%	0.33	%(a)
Mutual Shares Securities	1,735	$11.05	$11.14	$19,290	0.24%	0.70%	1.80%	9.04%	9.81	%(a)
Templeton Foreign Securities	411	$11.24	$11.32	$4,647	0.33%	0.70%	1.80%	8.32%	9.09	%(a)
Templeton Growth Securities	1,248	$11.41	$11.50	$14,321	0.21%	0.70%	1.80%	10.40%	11.18	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date May 1, 2006

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2005				For the Year Ended December 31, 2005
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Growth & Income	9,845	$11.25	$21.96	$180,757	1.62%	0.70%	1.80%	2.75%	4.00%
Goldman Sachs International Equity	5,029	$10.87	$18.49	$84,818	0.31%	0.70%	1.80%	6.28%	7.57%
Goldman Sachs CORE U.S. Equity	5,606	$10.43	$27.93	$136,893	0.73%	0.70%	1.80%	1.40%	2.63%
Goldman Sachs CORE Small Cap Equity	3,679	$12.02	$29.07	$98,294	0.23%	0.70%	1.80%	–0.51%	0.70%
Goldman Sachs Capital Growth	5,407	$9.38	$21.56	$97,206	0.14%	0.70%	1.80%	1.92%	3.16%
Goldman Sachs Mid Cap Value Fund	1,581	$13.66	$14.44	$22,332	0.85%	0.70%	1.80%	7.23%	8.43%
Calvert Social Small Cap Growth	114	$13.75	$14.68	$1,607	0.00%	0.70%	1.80%	–10.79%	–9.80%
Calvert Social Balanced	485	$11.11	$14.16	$6,705	1.64%	0.70%	1.80%	3.76%	4.91%
MFS Emerging Growth	1,138	$8.44	$13.81	$15,157	0.00%	0.70%	1.80%	3.36%	4.51%
MFS Research	2,055	$9.81	$13.23	$26,485	0.49%	0.70%	1.80%	10.31%	11.54%
MFS Investors Trust	3,051	$9.62	$12.99	$37,976	0.58%	0.70%	1.80%	0.98%	2.10%
MFS Total Return	7,579	$13.88	$17.01	$121,877	2.05%	0.70%	1.80%	3.22%	4.37%
MFS New Discovery	453	$13.64	$18.10	$7,946	0.00%	0.70%	1.80%	14.75%	16.02%
MFS Utility	870	$14.87	$16.51	$14,065	0.59%	0.70%	1.80%	12.26%	13.51%
MFS Investors Growth Stock	1,636	$6.11	$6.50	$10,239	0.36%	0.70%	1.80%	5.87%	7.05%
MFS Emerging Growth SC	54	$8.38	$13.72	$557	0.00%	0.70%	1.80%	3.15%	4.40%
MFS Research SC	33	$9.74	$13.14	$400	0.28%	0.70%	1.80%	9.98%	11.32%
MFS Investors Trust SC	169	$9.56	$12.91	$1,915	0.29%	0.70%	1.80%	0.76%	1.98%
MFS Total Return SC	3,202	$11.25	$16.90	$43,645	1.61%	0.70%	1.80%	2.98%	4.24%
MFS New Discovery SC	71	$11.02	$17.98	$1,067	0.00%	0.70%	1.80%	14.48%	15.87%
MFS Utility SC	224	$14.68	$16.39	$3,410	0.33%	0.70%	1.80%	12.02%	13.38%
MFS Investors Growth Stock SC	262	$6.07	$11.50	$1,752	0.14%	0.70%	1.80%	5.64%	6.93%
Oppenheimer Money Fund	8,753	$1.11	$10.26	$11,315	2.79%	0.70%	1.80%	2.50%	3.64%
Oppenheimer Aggressive Growth	915	$10.20	$15.19	$13,569	0.00%	0.70%	1.80%	0.48%	1.60%
Oppenheimer Capital Appr	2,950	$11.19	$16.68	$45,647	0.98%	0.70%	1.80%	4.08%	5.24%
Oppenheimer Main Street	3,960	$9.97	$13.29	$50,482	1.43%	0.70%	1.80%	18.84%	20.16%
Oppenheimer Strategic Bond	4,734	$14.53	$15.05	$70,385	4.76%	0.70%	1.80%	2.24%	3.49%
Oppenheimer Global Securities	1,563	$17.89	$22.88	$33,853	1.03%	0.70%	1.80%	0.99%	2.21%
Oppenheimer High Income	1,042	$12.53	$13.27	$13,573	6.51%	0.70%	1.80%	0.64%	1.87%
Oppenheimer Aggressive Growth SC	62	$10.13	$15.09	$772	0.00%	0.70%	1.80%	0.18%	1.40%
Oppenheimer Capital Appr SC	421	$11.12	$16.58	$5,250	0.65%	0.70%	1.80%	3.85%	5.11%
Oppenheimer Main Street SC	338	$9.92	$13.22	$4,078	1.04%	0.70%	1.80%	9.12%	10.45%
Oppenheimer Strategic Bond SC	753	$10.87	$14.94	$10,014	3.59%	0.70%	1.80%	6.00%	7.18%
Oppenheimer Global Securitie SC	807	$13.28	$22.76	$13,025	0.55%	0.70%	1.80%	0.83%	1.95%
Oppenheimer High Income SC	391	$10.86	$13.17	$4,770	5.07%	0.70%	1.80%	48.96%	50.61%
Van Eck Worldwide Hard Assets Fund	23	$25.59	$27.79	$628	0.36%	0.70%	1.80%	5.71%	6.99%
Van Eck Worldwide Real Estate Fund	40	$23.40	$24.64	$977	2.24%	0.70%	1.80%	6.21%	7.40%
Van Kampen Emerging Growth	5,458	$4.53	$4.82	$25,464	0.28%	0.70%	1.80%	7.75%	9.06%
Van Kampen Enterprise	4,520	$5.64	$6.00	$26,269	0.78%	0.70%	1.80%	2.07%	3.31%
Van Kampen Comstock	10,226	$15.05	$16.01	$158,754	1.22%	0.70%	1.80%	1.42%	2.66%
Van Kampen Growth & Income	11,743	$13.16	$13.99	$159,286	1.13%	0.70%	1.80%	4.17%	5.43%
Van Kampen Aggressive Growth II	677	$5.13	$12.81	$3,718	0.00%	0.70%	1.80%	5.94%	7.23%
Van Kampen UIF Equity & Income II	5,675	$11.81	$13.42	$73,357	0.66%	0.70%	1.80%	10.80%	12.15%
Van Kampen Government II	1,224	$10.22	$10.75	$12,781	2.96%	0.70%	1.80%	4.60%	5.87%
Van Kampen Emerging Growth II	1,043	$4.50	$11.69	$5,658	0.01%	0.70%	1.80%	5.46%	6.74%
Van Kampen Enterprise II	907	$5.60	$11.54	$6,014	0.44%	0.70%	1.80%	11.67%	13.02%
Van Kampen Comstock II	6,119	$11.90	$15.90	$86,783	0.76%	0.70%	1.80%	8.02%	9.22%
Van Kampen Growth and Income II	3,380	$12.40	$13.89	$44,912	0.73%	0.70%	1.80%	1.10%	2.33%
Lord Abbett Growth & Income	15,605	$11.54	$12.15	$185,911	1.02%	0.70%	1.80%	2.36%	3.60%
Lord Abbett Bond Debenture	9,531	$10.66	$13.09	$119,940	5.04%	0.70%	1.80%	2.62%	3.76%
Lord Abbett Mid-Cap Value	10,297	$12.85	$13.86	$139,462	0.48%	0.70%	1.80%	5.11%	6.38%
Lord Abbett Growth Opportunities	862	$11.53	$13.37	$10,994	0.00%	0.70%	1.80%	5.39%	6.56%
Lord Abbett America's Value	3,358	$11.83	$14.19	$44,789	2.72%	0.70%	1.80%	6.97%	8.27%
Fidelity Index 500 Portfolio SC2	56	$11.33	$11.72	$645	0.03%	0.70%	1.80%	2.99%	3.46%
Fidelity Growth Portfolio SC2	10	$10.95	$11.37	$111	0.16%	0.70%	1.80%	3.93%	4.40%

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2005				For the Year Ended December 31, 2005
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Contrafund Portfolio SC2	82	$13.04	$13.44	$1,067	0.03%	0.70%	1.80%	14.90%	15.43%
Fidelity Mid Cap SC2	36	$14.10	$14.72	$530	0.00%	0.70%	1.80%	16.25%	16.78%
Fidelity Equity Income SC2	16	$11.42	$12.12	$188	0.12%	0.70%	1.80%	3.99%	4.47%
Fidelity Investment Grade Bonds SC2	44	$10.21	$10.61	$469	0.68%	0.70%	1.80%	0.37%	0.83%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2004				For the Year Ended December 31, 2004
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Growth & Income	9,969	$10.95	$21.40	$191,044	1.52%	0.70%	1.80%	10.95%	17.97%
Goldman Sachs International Equity	5,334	$9.67	$16.47	$83,664	1.12%	0.70%	1.80%	11.44%	18.76%
Goldman Sachs CORE U.S. Equity	6,488	$9.90	$26.55	$158,544	1.05%	0.70%	1.80%	11.78%	14.14%
Goldman Sachs CORE Small Cap Equity	4,089	$11.52	$27.75	$108,510	0.18%	0.70%	1.80%	14.33%	20.22%
Goldman Sachs Capital Growth	6,356	$9.21	$21.21	$118,720	0.67%	0.70%	1.80%	7.13%	9.06%
Goldman Sachs Mid Cap Value Fund	5,334	$9.67	$12.88	$6,359	1.39%	0.70%	1.80%	16.21%	25.01%
Calvert Social Small Cap Growth	135	$15.41	$16.27	$2,132	0.00%	0.70%	1.80%	8.47%	9.68%
Calvert Social Balanced	639	$10.63	$13.57	$8,509	1.57%	0.70%	1.80%	6.31%	7.50%
MFS Emerging Growth	1,515	$7.81	$12.81	$18,826	0.00%	0.70%	1.80%	10.93%	12.17%
MFS Research	2,717	$9.20	$12.43	$32,982	1.10%	0.70%	1.80%	13.77%	15.04%
MFS Investors Trust	4,113	$9.06	$12.26	$48,456	0.65%	0.70%	1.80%	9.35%	10.58%
MFS Total Return	8,481	$13.64	$16.75	$134,700	1.68%	0.70%	1.80%	9.32%	10.54%
MFS New Discovery	601	$13.10	$17.41	$10,159	0.00%	0.70%	1.80%	4.60%	5.77%
MFS Utility	924	$12.86	$14.31	$12,983	1.45%	0.70%	1.80%	27.86%	29.29%
MFS Investors Growth Stock	2,013	$5.96	$6.27	$12,222	0.00%	0.70%	1.80%	7.22%	8.42%
MFS Emerging Growth SC	34	$7.78	$12.76	$324	0.00%	0.70%	1.80%	10.69%	17.09%
MFS Research SC	23	$9.16	$12.37	$251	0.75%	0.70%	1.80%	13.49%	14.76%
MFS Investors Trust SC	121	$9.03	$12.21	$1,292	0.39%	0.70%	1.80%	9.13%	12.92%
MFS Total Return SC	1,593	$11.08	$16.68	$22,842	1.24%	0.70%	1.80%	7.89%	11.17%
MFS New Discovery SC	43	$10.67	$17.33	$729	0.00%	0.70%	1.80%	4.30%	19.85%
MFS Utility SC	70	$12.72	$14.24	$946	1.00%	0.70%	1.80%	19.50%	28.94%
MFS Investors Growth Stock SC	213	$5.93	$11.15	$1,304	0.00%	0.70%	1.80%	7.03%	11.77%
Oppenheimer Money Fund	9,244	$1.10	$10.03	$11,781	0.99%	0.70%	1.80%	–0.83%	0.35%
Oppenheimer Aggressive Growth	1,188	$9.18	$13.69	$15,967	0.00%	0.70%	1.80%	17.62%	18.94%
Oppenheimer Capital Appr	3,719	$10.76	$16.07	$55,737	0.33%	0.70%	1.80%	5.01%	6.19%
Oppenheimer Main Street Growth & Income	5,087	$9.51	$12.70	$62,166	0.88%	0.70%	1.80%	7.49%	8.69%
Oppenheimer Strategic Bond	5,860	$14.41	$14.80	$86,023	5.39%	0.70%	1.80%	6.72%	7.91%
Oppenheimer Global Securities	1,590	$15.82	$20.27	$30,697	1.29%	0.70%	1.80%	17.02%	18.33%
Oppenheimer High Income	1,257	$12.38	$13.13	$16,229	6.50%	0.70%	1.80%	7.01%	8.20%
Oppenheimer Aggressive Growth SC	23	$9.15	$13.64	$275	0.00%	0.70%	1.80%	14.12%	18.60%
Oppenheimer Capital Appr SC	277	$10.72	$16.01	$3,470	0.17%	0.70%	1.80%	4.70%	8.80%
Oppenheimer Main Street Growth & Income SC	234	$9.49	$12.66	$2,782	0.54%	0.70%	1.80%	7.18%	9.74%
Oppenheimer Strategic Bond SC	397	$10.79	$14.71	$5,631	3.97%	0.70%	1.80%	5.76%	9.10%
Oppenheimer Global Securities SC	233	$11.76	$20.21	$3,768	0.63%	0.70%	1.80%	16.74%	20.47%
Oppenheimer High Income SC	244	$10.78	$13.07	$3,062	4.51%	0.70%	1.80%	4.55%	8.13%
Van Eck Worldwide Hard Assets Fund	30	$17.06	$18.55	$541	0.40%	0.70%	1.80%	21.75%	23.11%
Van Eck Worldwide Real Estate Fund	50	$19.55	$20.62	$1,015	1.83%	0.70%	1.80%	33.76%	35.26%
Van Kampen Emerging Growth	6,973	$4.27	$4.49	$30,529	0.00%	0.70%	1.80%	5.11%	6.29%
Van Kampen Enterprise	5,963	$5.31	$5.58	$32,442	0.40%	0.70%	1.80%	2.18%	3.32%
Van Kampen Comstock	11,156	$14.69	$15.45	$168,006	1.01%	0.70%	1.80%	15.64%	16.93%
Van Kampen Growth & Income	13,207	$11.42	$12.81	$164,870	0.99%	0.70%	1.80%	12.32%	13.58%
Van Kampen Aggressive Growth II	709	$4.70	$11.64	$3,466	0.00%	0.70%	1.80%	12.78%	15.76%
Van Kampen UIF Equity & Income II	3,382	$11.11	$12.58	$41,705	0.00%	0.70%	1.80%	9.43%	11.46%
Van Kampen Government Portfolio II	743	$10.08	$10.47	$7,576	3.37%	0.70%	1.80%	1.16%	4.69%
Van Kampen Emerging Growth II	947	$4.26	$10.92	$4,579	0.00%	0.70%	1.80%	4.86%	12.20%
Van Kampen Enterprise II	772	$5.29	$10.76	$4,524	0.10%	0.70%	1.80%	1.93%	10.53%
Van Kampen Comstock II	3,083	$11.55	$15.38	$44,451	0.48%	0.70%	1.80%	12.46%	16.61%
Van Kampen Growth and Income II	2,179	$11.42	$12.75	$26,960	0.49%	0.70%	1.80%	12.07%	14.51%
Lord Abbett Growth & Income	13,991	$11.30	$11.85	$163,587	0.99%	0.70%	1.80%	10.63%	13.32%
Lord Abbett Bond Debenture	8,430	$10.70	$13.01	$107,244	5.75%	0.70%	1.80%	5.55%	8.74%
Lord Abbett Mid-Cap Value	8,488	$12.00	$12.90	$107,931	0.35%	0.70%	1.80%	16.33%	23.18%
Lord Abbett Growth Opportunities	603	$11.21	$12.87	$7,549	0.00%	0.70%	1.80%	9.23%	16.59%
Lord Abbett America's Value	1,597	$11.52	$13.77	$21,278	3.19%	0.70%	1.80%	11.43%	26.07%
Fidelity Index 500 Portfolio SC2	1	$10.97	$11.38	$2	0.00%	0.70%	1.80%	8.69%	10.50	%(a)

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2004				For the Year Ended December 31, 2004
	Units	Unit Fair Value	Unit Fair Value	Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Growth Portfolio SC2	3	$10.54	$10.92	$29	0.00%	0.70%	1.80%	1.58%	9.15	%(a)
Fidelity Contrafund Portfolio SC2	5	$11.31	$11.70	$60	0.00%	0.70%	1.80%	13.14%	13.43	%(a)
Fidelity Mid Cap SC2	1	$12.10	$12.61	$5	0.00%	0.70%	1.80%	20.98%	26.07	%(a)
Fidelity Equity Income SC2	1	$10.96	$11.65	$5	0.00%	0.70%	1.80%	9.56%	11.74	%(a)
Fidelity Investment Grade Bonds SC2	4	$10.15	$10.52	$38	0.00%	0.70%	1.80%	1.50%	5.19	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessd by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date September 1, 2004

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

6.  FINANCIAL HIGHLIGHTS — (Continued)

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.50% - 1.65%

Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals of exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 8.50%

Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Optional Benefit Fee
Optional benefits may be elected by policyholders. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis or a "Net Amount at Risk" basis.	0.10% - 1.15% on benefit base $0.25034 per $1000 - $18.93618 per $1000 on net amount at risk.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

7.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. Loans outstanding approximated $58,000 at December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Share Owners of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its measurement and disclosures related to the determination of fair value effective January 1, 2008. As also discussed in Note 2, the Company changed its methods of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, uncertainty in income taxes, certain hybrid financial instruments, and the servicing of financial assets, effective January 1, 2007.

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 30, 2009

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,679,449	$2,723,208	$2,316,594
Reinsurance ceded	(1,568,770)	(1,585,399)	(1,362,722)
Net of reinsurance ceded	1,110,679	1,137,809	953,872
Net investment income	1,618,214	1,613,803	1,352,432
Realized investment (losses) gains:
Derivative financial instruments	116,592	(274)	(21,555)
All other investments	(592,246)	4,804	101,864
Other income	85,092	85,759	96,944
Total revenues	2,338,331	2,841,901	2,483,557
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2008 — $1,492,392; 2007 — $1,540,744; 2006 — $1,199,073)	1,961,737	1,880,017	1,632,617
Amortization of deferred policy acquisition costs and value of business acquired	206,497	269,639	207,783
Other operating expenses, net of reinsurance ceded: (2008 — $221,143; 2007 — $265,623; 2006 — $244,060)	256,470	296,289	223,409
Total benefits and expenses	2,424,704	2,445,945	2,063,809
Income (loss) before income tax	(86,373)	395,956	419,748
Income tax (benefit) expense
Current	7,798	(47,305)	19,268
Deferred	(40,013)	190,828	135,597
Total income tax (benefit) expense	(32,215)	143,523	154,865
Net income (loss)	$(54,158)	$252,433	$264,883

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2008	2007
	(Dollars In Thousands)
Assets
Investments:
Fixed maturities, at fair market value (amortized cost: 2008 — $23,052,830; 2007 — $23,002,701)	$20,068,600	$22,943,110
Equity securities, at fair market value (cost: 2008 — $316,487; 2007 — $59,588)	260,495	64,226
Mortgage loans	3,839,925	3,275,678
Investment real estate, net of accumulated depreciation (2008 — $453; 2007 — $283)	7,510	8,026
Policy loans	810,933	818,280
Other long-term investments	436,777	186,299
Short-term investments	1,048,327	1,218,116
Total investments	26,472,567	28,513,735
Cash	127,809	106,507
Accrued investment income	278,846	274,825
Accounts and premiums receivable, net of allowance for uncollectible amounts (2008 — $5,137; 2007 — $3,552)	44,877	77,997
Reinsurance receivables	5,175,228	5,033,748
Deferred policy acquisition costs and value of business acquired	4,147,068	3,339,748
Goodwill	96,166	92,579
Property and equipment, net of accumulated depreciation (2008 — $116,677; 2007 — $109,307)	38,004	40,754
Other assets	409,641	262,880
Income tax receivable	78,484	140,901
Deferred income tax	362,533	—
Assets related to separate accounts
Variable annuity	2,027,470	2,910,606
Variable universal life	242,944	350,802
Total Assets	$39,501,637	$41,145,082
Liabilities
Policy liabilities and accruals
Future policy benefits and claims	$17,007,883	$16,249,417
Unearned premiums	1,200,260	1,127,986
Total policy liabilities and accruals	18,208,143	17,377,403
Stable value product account balances	4,960,405	5,046,463
Annuity account balances	9,357,427	8,708,383
Other policyholders' funds	420,946	307,140
Other liabilities	857,972	1,136,086
Deferred income taxes	—	511,402
Non-recourse funding obligations	1,505,000	1,375,000
Liabilities related to separate accounts
Variable annuity	2,027,470	2,910,606
Variable universal life	242,944	350,802
Total liabilities	37,580,307	37,723,285
Commitments and contingencies — Note 11
Shareowners' equity
Preferred Stock; $1 par value,
shares authorized: 2,000; Liquidiation preference: $2,000	2	2
Common Stock, $1 par value,
shares authorized and issued: 2008 and 2007 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,226,734	1,120,996
Note receivable from PLC Employee Stock Ownership Plan	(853)	(1,445)
Retained earnings (includes SFAS No. 157 cumulative effect adjustment — $1,470)	2,302,033	2,354,721
Accumulated other comprehensive income (loss):
Net unrealized (losses) on investments, net of income tax: (2008 — $(858,022); 2007 — $(25,192))	(1,564,824)	(45,255)
Accumulated (loss) — hedging, net of income tax: (2008 — $(25,980); 2007 — $(6,779))	(46,762)	(12,222)
Total shareowners' equity	1,921,330	3,421,797
Total liabilities and shareowners' equity	$39,501,637	$41,145,082

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNERS' EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains / (Losses) on Investments	Accumulated Gain / (Loss) Hedging	Total Share Owners' Equity
	(Dollars In Thousands)
Balance, December 31, 2005	$2	$5,000	$932,805	$(2,507)	$1,889,611	$104,753	$730	$2,930,394
Net income for 2006					264,883			264,883
Change in net unrealized gains/ losses on investments (net of income tax — $(4,974))						(8,954)		(8,954)
Reclassification adjustment for amounts included in net income (net of income tax — $(30,010))						(54,027)		(54,027)
Change in accumulated gain (loss) hedging (net of income tax — $(3,692))							(6,684)	(6,684)
Comprehensive income for 2006								195,218
Capital contributions			181,464					181,464
Non-cash dividends					(54,090)			(54,090)
Decrease in note receivable from PLC ESOP				512				512
Balance, December 31, 2006	$2	$5,000	$1,114,269	$(1,995)	$2,100,404	$41,772	$(5,954)	$3,253,498
Net income for 2007					252,433			252,433
Change in net unrealized gains/ losses on investments (net of income tax — $(46,909))						(84,268)		(84,268)
Reclassification adjustment for investment amounts included in net income (net of income tax — $(1,536))						(2,759)		(2,759)
Change in accumulated gain (loss) hedging (net of income tax — $(2,650))							(4,778)	(4,778)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $(828))							(1,490)	(1,490)
Comprehensive income for 2007								159,138
Capital contributions			6,727					6,727
Cumulative effect adjustments (FIN No. 48 and SFAS No. 155)					1,884			1,884
Decrease in note receivable from PLC ESOP				550				550
Balance, December 31, 2007	$2	$5,000	$1,120,996	$(1,445)	$2,354,721	$(45,255)	$(12,222)	$3,421,797
Net loss for 2008					(54,158)			(54,158)
Change in net unrealized gains/losses on investments (net of income tax — $(940,699))						(1,715,790)		(1,715,790)
Reclassification adjustment for investment amounts included in net income (net of income tax — $107,868)						196,221		196,221
Change in accumulated gain (loss) hedging (net of income tax — $(20,085))							(36,135)	(36,135)
Reclassification adjustment for hedging amounts included in net income (net of income tax — $877)							1,595	1,595
Comprehensive loss for 2008								(1,608,267)
Capital contributions			105,738					105,738
Cumulative effect adjustments (SFAS No. 157)					1,470			1,470
Decrease in note receivable from PLC ESOP				592				592
Balance, December 31, 2008	$2	$5,000	$1,226,734	$(853)	$2,302,033	$(1,564,824)	$(46,762)	$1,921,330

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Cash flows from operating activities
Net income (loss)	$(54,158)	$252,433	$264,883
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	475,654	(4,530)	(80,309)
Amortization of deferred policy acquisition costs and value of business acquired	206,497	269,639	207,783
Capitalization of deferred policy acquisition costs	(383,611)	(411,987)	(325,001)
Depreciation expense	10,584	10,608	12,680
Deferred income tax	59,223	183,271	107,233
Accrued income tax	61,609	(14,238)	(48,832)
Interest credited to universal life and investment products	1,043,676	1,010,944	891,627
Policy fees assessed on universal life and investment products	(575,128)	(570,420)	(507,391)
Change in reinsurance receivables	(141,480)	(436,932)	(509,943)
Change in accrued investment income and other receivables	29,099	85,104	(86,782)
Change in policy liabilities and other policyholders' funds of traditional life and health products	361,934	453,376	593,362
Trading securities:
Maturities and principal reductions of investments	443,941	370,042	184,814
Sale of investments	1,329,350	1,816,728	2,460,031
Cost of investments acquired	(1,763,347)	(2,244,453)	(2,415,924)
Other net change in trading securities	(38,217)	239,731	(309,255)
Change in other liabilities	(79,532)	14,985	111,355
Other, net	(197,594)	(148,422)	(70,112)
Net cash provided by operating activities	788,500	875,879	480,219
Cash flows from investing activities
Investments available-for-sale:
Maturities and principal reductions of investments	1,874,173	1,372,856	1,176,165
Sale of investments	2,885,176	2,264,220	5,022,217
Cost of investments acquired	(5,664,258)	(4,673,277)	(5,781,673)
Mortgage loans:
New borrowings	(894,528)	(900,739)	(1,055,998)
Repayments	328,006	484,513	452,697
Change in investment real estate, net	509	34,809	56,422
Change in policy loans, net	7,347	21,222	(69)
Change in other long-term investments, net	41,674	(34,200)	14,060
Change in short-term investments, net	(112,407)	(121,641)	31,055
Purchase of property and equipment	(6,749)	(12,752)	(7,500)
Sales of property and equipment	408	—	—
Payments for business acquisitions, net of cash acquired of $394,366 (2006)		—	(539,218)
Net cash used in investing activities	(1,540,649)	(1,564,989)	(631,842)
Cash flows from financing activities
Net proceeds from securities sold under repurchase agreements	—	(16,949)	16,949
Payments on liabilities related to variable interest entities	—	(20,395)	(22,209)
Issuance of non-recourse funding obligations	130,000	950,000	300,000
Capital contributions	13,010	6,727	160,000
Investments product deposits and change in universal life deposits	5,287,343	3,429,793	2,419,734
Investment product withdrawals	(4,588,354)	(3,555,442)	(2,640,427)
Other financing activities, net	(68,548)	(35,536)	(97,091)
Net cash provided by financing activities	773,451	758,198	136,956
Change in cash	21,302	69,088	(14,667)
Cash at beginning of period	106,507	37,419	52,086
Cash at end of period	$127,809	$106,507	$37,419

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

Nature of Operations

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange (symbol: PL). The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its wholly owned subsidiaries. The Company's consolidated financial statements also include the accounts of certain variable interest entities in which the Company is considered the primary beneficiary. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 17, Statutory Reporting Practices and Other Regulatory Matters).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of investment securities

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of asset-backed securities ("ABS"), collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral.

Determining whether a decline in the current fair value of invested assets is an other-than-temporary decline in value is both objective and subjective, and can involve a variety of assumptions and estimates, particularly for investments that are not actively traded in established markets. For example, assessing the value of certain investments requires that we perform an analysis of expected future cash flows or rates of prepayments. Other investments, such as collateralized mortgage or bond obligations, represent selected tranches of a structured transaction, supported in the aggregate by underlying investments in a wide variety of issuers. Management considers a number of factors when determining the impairment status of individual securities. These include the economic condition of various industry segments and geographic locations and other areas of identified risks. Although it is possible for the impairment of one investment to affect other investments, The Company engages in ongoing risk management to safeguard against and limit any further risk to its investment portfolio. Special attention is given to correlative risks within specific industries, related parties, and business markets. The Company considers a number of factors in determining whether the impairment is other-than-temporary. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline in fair value, 4) the intent and ability to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered.

For the year ended December 31, 2008, the Company recorded pre-tax other-than-temporary impairments, excluding $18.7 million of modified coinsurance ("Modco") related impairments, of $311.6 million in its investments. There were no impairments for the year ended December 31, 2007. The impairments related to debt obligations and preferred stock holdings in Lehman Brothers and Washington Mutual, residential mortgage-backed

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

securities collateralized by Alt-A mortgages, and preferred stock holdings in Fannie Mae and Freddie Mac. The decline in the estimated fair value of these securities resulted from factors including distressed credit markets, the failure or near failure of a number of large financial service companies resulting in intervention by the United States Federal Government, downgrades in rating, and interest rate changes. These other-than-temporary impairments resulted from the Company's analysis of circumstances and its belief that credit events, loss severity, changes in credit enhancement, and/or other adverse conditions of the respective issuers have caused, or will lead to, a deficiency in the contractual cash flows related to these investments. For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued but not presented to banks for payment may create negative book cash balances. Such negative balances are included in other liabilities and were $21.3 million and $89.8 million as of December 31, 2008 and 2007, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily related to the production of new business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments ("SFAS No. 97"), the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 2.7% to 12.6%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS No. 115"), these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

future cash flows from the acquired policies. The Company amortizes VOBA in proportion to gross premiums for FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises ("SFAS No. 60") products and in proportion to expected gross profits ("EGPs") for FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments ("SFAS No. 97") products, including accrued interest credited to account balances of up to approximately 11%.

Property and Equipment

Property and equipment are reported at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following as of December 31:

	2008	2007
	(Dollars In Thousands)
Home office building	$56,278	$56,108
Data processing equipment	48,962	45,321
Other, principally furniture and equipment	49,441	48,632
	154,681	150,061
Accumulated depreciation	(116,677)	(109,307)
	$38,004	$40,754

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying Consolidated Statements of Income (Loss).

Stable Value Product Account Balances

The Company sells guaranteed funding agreements ("GFAs") to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. During 2003, the Company registered a funding agreement-backed notes program with the United States Securities and Exchange Commission (the "SEC"). Through this program, the Company was able to offer notes to both institutional and retail investors. As a result of the strong sales of these notes since their introduction in 2003, the amount available under this program was increased by $4 billion in 2005 through a second registration. The segment's funding agreement-backed notes complement the Company's overall asset/liability management in that the terms of the funding agreements may

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

be tailored to the needs of Protective Life as the seller of the funding agreements, as opposed to solely meeting the needs of the buyer.

In addition, the Company markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Through the Company's registered funding agreement-backed note program, the Company is able to offer secured notes to both institutional and retail investors. GICs are contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements the Company has issued. At December 31, 2008 and 2007, the Company had $3.1 billion and $3.7 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years. At December 31, 2008, future maturities of stable value products, excluding interest, were $1.4 billion in 2009, $1.8 billion in 2010-2011, $1.1 billion in 2012-2013, and $0.7 billion after 2013.

Derivative Financial Instruments

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to interest rate risk, inflation risk, currency exchange risk, and equity market risk. These strategies are developed through the asset/liability committee's analysis of data from financial simulation models and other internal and industry sources and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and strategies.

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate options, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI"). The Company uses foreign currency swaps to manage its exposure to changes in the value of foreign currency denominated stable value contracts. No foreign currency swaps remain outstanding. The Company also uses S&P 500® options to mitigate its exposure to the value of equity indexed annuity contracts.

FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS No. 133") requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative instruments on the balance sheet in "other long-term investments" and "other liabilities". The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments".

Cash-Flow Hedges

•  In 2002, the Company entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain foreign-currency-based stable value contracts. During 2007, the Company exited from this swap. Under the terms of the swap, the Company paid a fixed U.S.-dollar-denominated rate and received a fixed foreign-currency-denominated rate.

•  During 2004 and 2005, in connection with the issuance of inflation adjusted funding agreements, the Company entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate equal to the CPI change paid on the funding agreements.

•  During 2006, the Company entered into swaps to convert CMT ("Constant Maturity Treasury") based floating rate interest payments on funding agreements to fixed rate interest payments.

•  During 2006 and 2007, the Company entered into interest rate swaps to convert LIBOR based floating rate interest payments on funding agreements to fixed rate interest payments.

The Company designated these swaps as cash flow hedges and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. Gains and losses on these swaps are reclassified from other comprehensive income to current earnings as interest payments are made on the funding agreements. For the years ended December 31, 2008, 2007, and 2006, the amount of hedge ineffectiveness reported in income was a $1.7 million loss and $4.2 million and $0.6 million in gains, respectively. Additionally, as of December 31, 2008 and 2007, the Company reported an after-tax decrease to accumulated other comprehensive income of $34.5 million and $6.3 million, respectively, related to our cash flow hedges. During 2009, the Company expects to reclassify $3.0 million out of accumulated other comprehensive income and into earnings.

Other Derivatives

The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been designated by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

•  The Company uses certain foreign currency swaps, which are not designated as cash flow hedges, to mitigate its exposure to changes in currency rates. For 2008, 2007, and 2006, the Company recorded pre-tax

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

losses of $11.0 million, and pre-tax gains of $3.5 million and $3.4 million on these swaps, respectively. In connection with these swaps, the Company also recognized pre-tax gains of $11.0 million and pre-tax losses of $3.5 million and $3.4 million, respectively, during 2008, 2007, and 2006 as the change in value of the related foreign currency denominated stable value contracts. These net gains or losses primarily result from differences in the forward and spot exchange rates used to revalue the swaps and the stable value contracts. The final swap and related stable value contract matured in November of 2008. No foreign currency swaps remain outstanding.

•  The Company also uses short positions in interest rate futures to mitigate the interest rate risk associated with its mortgage loan commitments. During 2008, 2007, and 2006, the Company recognized pre-tax losses of $25.8 million and $3.7 million, and a pre-tax gain of $26.7 million, respectively, as a result of changes in value of these futures positions.

•  The Company uses other interest swaps to mitigate interest rate risk related to floating rate exposures. The Company realized a loss of $24.9 million on interest rate swaps for the year ended December 31, 2008.

•  The Company uses other swaps, options, and swaptions to manage the interest rate risk in its mortgage-backed security portfolio. For 2008, 2007, and 2006, the Company recognized pre-tax losses of $4.3 million, $10.5 million, and $1.6 million, respectively, for the change in fair value of these derivatives.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which, in accordance with DIG B36, contain embedded derivatives that must report changes in fair value through current period earnings. The change in fair value of these derivatives resulted in the recognition of pre-tax gains of $212.9 million and $10.7 million and a $44.5 million pre-tax loss in 2008, 2007, and 2006, respectively. The gain during 2008 on these embedded derivatives was the result of an elevated level of spread widening, fluctuations in interest rates, and the impact of impairments/credit related losses on the modified coinsurance portfolios. The gain during 2007 on these embedded derivatives was the result of spread widening, partially offset by lower interest rates. The loss during 2006 was primarily the result of decreasing interest rates during the second half of 2006. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had mark-to-market changes offset the gains or losses on these embedded derivatives.

•  During 2005, the Company began marketing equity indexed annuities. Effective January 1, 2007, the Company adopted FASB Statement No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 ("SFAS No. 155") and elected the fair value option for valuing the reserve liabilities associated with the Company's EIA product. Under SFAS No. 155, the entire reserve liability is valued using fair value, whereas prior to the adoption of SFAS No. 155, the embedded derivative was bifurcated and valued under SFAS No. 133 guidance and the annuity host contract was valued under SFAS No. 97. Prior to 2007, under SFAS No.133, the equity market component, where interest credited to the contracts was linked to the performance of the S&P 500® index, was considered an embedded derivative. The change in fair value of the embedded derivative resulted in a $5.7 million pre-tax loss in 2006. The Company utilized S&P 500® options to mitigate the risk associated with equity indexed annuity contracts. The Company recognized pre-tax losses of $8.0 million and pre-tax gains of $0.5 million and $2.9 million on its S&P 500® options in 2008, 2007, and 2006, respectively.

•  During 2007, the Company began marketing certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. Under SFAS No. 133, the GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The change in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

fair value of the embedded derivative resulted in pre-tax losses of $32.9 million and $0.5 million in 2008 and 2007, respectively.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments. In addition, effective January 1, 2007, the Company adopted SFAS No. 155, related to its equity indexed annuity product. SFAS No. 155 requires that the Company determine a fair value for the liability related to this block of business at each balance sheet date, with changes in the fair value recorded through earnings. Changes in this liability may be significantly affected by interest rate fluctuations. As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for its liability related to equity indexed annuities to take into consideration factors such as policyholder behavior, the Company's credit rating and other market considerations. The impact of adopting SFAS No. 157 is discussed further in Note 18, Fair Value of Financial Instruments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for GMWB on its variable annuity products. The GMWB is valued in accordance with SFAS No. 133 which utilizes the valuation technique prescribed by SFAS No. 157, which requires the liability to be marked-to-market. The methods used to estimate the liabilities employ assumptions, about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses.

As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for its liability related embedded derivatives related to annuities with guaranteed minimum withdrawal benefits to take into consideration factors such as policyholder behavior, credit risk and other market considerations. See Note 18, Fair Value of Financial Instruments for more information related to the impact of adopting SFAS No. 157.

Goodwill

Goodwill is tested for impairment at least annually. The Company evaluates the carrying value of goodwill at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilized a discounted cash flows model to assess the fair value of the reporting units. As of December 31, 2008 and 2007, the Company evaluated goodwill and determined that the fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with FASB Statement No. 142, Goodwill and Other intangible Assets ("SFAS No. 142"). As of December 31, 2008, the Company had goodwill of $96.2 million.

In addition, in light of the decrease in PLC's market capitalization ("market cap") during the fourth quarter of 2008, the Company reviewed the underlying factors causing the market cap decrease to determine if the market cap fluctuation would be indicative of an additional factor to consider in its goodwill impairment testing, as such a decline in the market cap or market value of an entity's securities may or may not be indicative of a triggering event which could require the Company to perform an interim or event-driven impairment analysis.

The Company's material goodwill balances are attributable to its business segments. As previously noted, the Company's operating segments' discounted cash flows support the goodwill balance as of December 31, 2008. In the Company's view, the reduction in PLC's market cap is primarily attributable to illiquidity of credit markets and capital markets, concern related to its investment portfolio's unrealized loss positions, impairments recognized during 2008, and an overall fear of the capital levels and potential economic impacts to financial services companies. These factors primarily impact the Company at a corporate level, and largely within the Corporate and Other segment. The Company monitors the aggregate fair value of its reporting units as a comparison to its overall market capitalization. During 2008, the Company believes the factors that led to the decline in market cap primarily impacted us at a corporate level, and largely within the Corporate and Other segment, which does not carry a material balance of goodwill, as opposed to impacting the prescribed and inherent fair values of the Company's other operating segments and reporting units. As a result, in the Company's view, the decrease in its market cap does not invalidate its discounted cash flow results.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Policyholder Liabilities, Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2008 range from approximately 5.0% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Balance beginning of year	$237,669	$167,757	$134,104
Less: reinsurance	113,011	59,654	61,655
Net balance beginning of year	124,658	108,103	72,449
Incurred related to:
Current year	381,146	447,752	395,873
Prior year	50,123	(13,619)	(9,685)
Total incurred	431,269	434,133	386,188
Paid related to:
Current year	396,438	360,308	304,177
Prior year	52,289	57,270	55,349
Total paid	448,727	417,578	359,526
Other changes:
Acquisition and reserve transfers	(80)	—	8,992
Net balance end of year	107,120	124,658	108,103
Add: reinsurance	111,451	113,011	59,654
Balance end of year	$218,571	$237,669	$167,757

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 3.0% to 12.6% and investment products ranged from 3.0% to 7.3% in 2008.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

Effective January 1, 2007, the Company adopted SFAS No. 155 related to its equity indexed annuity product. SFAS No. 155 requires that the Company record the liability related to this block of business at fair value at each balance sheet date, with changes in the fair value recorded through earnings. Changes in this liability may be significantly affected by interest rate fluctuations. As a result of the adoption of SFAS No. 157 at January 1, 2008, the Company made certain modifications to the method used to determine fair value for this product, to take into consideration factors such as policyholder behavior, credit risk and other market considerations. See Note 18, Fair Value of Financial Instruments for more information related to the impact of adopting SFAS No. 157.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2008, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2008, the Company's net GMDB liability held was $1.2 million.

The Company also establishes liabilities for GMWB on its variable annuity products. The GMWB is valued in accordance with SFAS No. 133 which utilizes the valuation technique prescribed by SFAS No. 157, which requires the liability to be marked-to-market. The methods used to estimate the liabilities employ assumptions, about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection ("GAP"), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance:

Reinsurance Accounting Methodology — The Company accounts for reinsurance under the provisions of FASB Statement No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts ("SFAS No. 113"). The methodology for accounting for the impact of reinsurance on the Company's life insurance and annuity products is determined by whether the specific products are subject to SFAS No. 60 or SFAS No. 97.

The Company's traditional life insurance products are subject to SFAS No. 60 and the recognition of the impact of reinsurance costs on the Company's financial statements reflect the requirements of that pronouncement. Ceded premiums are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company's short duration insurance contracts (primarily issued through the Asset Protection segment) are also subject to SFAS No. 60 and the recognition of the impact of reinsurance costs on the Company's financial statements also reflect the requirements of that pronouncement. Reinsurance allowances include such acquisition costs as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

The Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products are subject to SFAS No. 97 and the recognition of the impact of reinsurance costs on the Company's financial statements reflect the requirements of that pronouncement. Ceded premiums and policy fees on SFAS No. 97 products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits according to SFAS No. 97. Unlike with SFAS No. 60 products, assumptions for SFAS No. 97 regarding mortality, lapses and interest are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred amortization cost and can affect the amortization of deferred acquisition cost and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions for SFAS No. 97 products are based on the best current

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

estimate of expected mortality, lapses and interest spread. The Company complies with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which impacts the timing of direct and ceded earnings on certain blocks of the Company's SFAS No. 97 business.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with U.S. GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). The Company determines ultimate allowances as the final amount to be paid over the life of a contract after higher acquisition related expenses (whether first year or renewal) are completed. Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is a separately negotiated agreement. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on SFAS No. 60 policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact SFAS No. 60 amortization patterns. DAC and VOBA on SFAS No. 97 products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact SFAS No. 97 amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with U.S. GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

FASB Statement No. 157, Fair Value Measurement ("SFAS No. 157"). In September 2006, the FASB issued SFAS No. 157. On January 1, 2008, the Company adopted this Statement, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. The adoption of SFAS No. 157 did not have a material impact on the Company's consolidated financial statements. Additionally, on January 1, 2008, the Company elected the partial adoption of SFAS No. 157 under the provisions of FASB Staff Position ("FSP") FAS No. 157-2, which amends SFAS No. 157 to allow an entity to delay the application of this Statement until periods beginning January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of this FSP, the Company will delay the application of SFAS No. 157 for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. In January 2008, FASB also issued proposed FSP FAS No. 157-c that would amend SFAS No. 157 to clarify the principles on fair value measurement of liabilities. Management is monitoring the status of this proposed FSP for any impact on the Company's consolidated financial statements. On October 10, 2008, the FASB issued FSP FAS No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active ("FSP FAS No. 157-3"), to clarify the application of SFAS No. 157 in a market that is not active and provides examples to illustrate key considerations in determining

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the fair value of a financial asset when the market for that financial asset is not active. It also reaffirms the notion of fair value as an exit price as of the measurement date. This statement was effective upon issuance, including prior periods for which the financial statements have not been issued. For more information, see Note 18, Fair Value of Financial Instruments.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs. For more information, see Note 18, Fair Value of Financial Instruments.

FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159"). In February 2007, the FASB issued SFAS No. 159. This Statement provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period. SFAS No. 159 permits the fair value option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted SFAS No. 159 as of January 1, 2008. The Company has elected not to apply the provisions of SFAS No. 159 to its eligible financial assets and financial liabilities on the date of adoption. Accordingly, the initial application of SFAS No. 159 had no effect on the Company's consolidated results of operations or financial position.

FASB Staff Position ("FSP") FIN No. 39-1, Amendment of FASB Interpretation No. 39 ("FSP FIN No. 39-1"). As of January 1, 2008, the Company adopted FSP FIN No. 39-1. This FSP amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to allow fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. The FSP also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts in accordance with FIN No. 39, as amended. The Company does not, and has not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

FSP FAS No. 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS No. 133-1 and FIN No. 45-4"). In September of 2008, the FASB issued FSP FAS No. 133-1 and FIN No. 45-4. This FSP amends SFAS No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument, and also amends FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Guarantees of Indebtedness of Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. In addition, this FSP clarifies the FASB's intent about the effective date of SFAS No. 161. The FSP will be effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. In periods after adoption, this FSP requires comparative disclosures only for periods ending subsequent to initial adoption. The adoption of this FSP did not have an impact on the Company's consolidated results of operations or financial position.

FSP FAS No. 140-4 and FIN No. 46(R)-8, "Disclosures by Public Entities (Enterprises) about transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP FAS No. 140-4 and FIN No. 46(R)-8"). In December of 2008, the FASB issued FSP FAS No. 140-4 and FIN No. 46(R)-8. This FSP amends the disclosure requirements in FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

and Extinguishments of Liabilities, and FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities. This amendment is to provide users of financial assets and an enterprise's involvement with variable interest entities ("VIEs"). Additionally, this FSP requires certain disclosures to be provided by a sponsor of a VIE and a non-transferor enterprise that holds a significant variable interest in a qualifying special-purpose entity ("SPE"). The Company does not expect this FSP to have a significant impact on its consolidated results of operations or financial position other than footnote disclosures. The additional disclosure requirements will be effective for the first reporting period ending after December 15, 2008. This FSP will be effective for the period ending December 31, 2008.

FASB Statement No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS No. 162"). In May of 2008, the FASB issued SFAS No. 162. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles ("GAAP") in the United States ("the GAAP hierarchy"). This Statement became effective on November 17, 2008. The adoption of this Statement did not have a significant impact on the Company's consolidated results of operations or financial position.

Accounting Pronouncements Not Yet Adopted

FASB Statement No. 141(R), Business Combinations ("SFAS No. 141(R)"). In December of 2007, the FASB issued SFAS No. 141(R). This Statement is a revision to the original Statement and continues the movement toward a greater use of fair values in financial reporting. It changes how business acquisitions are accounted for and will impact financial statements at the acquisition date and in subsequent periods. Further, certain of the changes will introduce more volatility into earnings and thus may impact a company's acquisition strategy. SFAS No. 141(R) will also impact the annual goodwill impairment test associated with acquisitions that close both before and after the effective date of this Statement. Thus, any potential goodwill impact from an acquisition that closed prior to the effective date of the Statement will need to be assessed under the provisions of SFAS No. 141(R). This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements ("SFAS No. 160"). In December of 2007, the FASB issued SFAS No. 160. This Statement applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). The Company does not expect this Statement to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS No. 161"). In March of 2008, the FASB issued SFAS No. 161. This Statement requires enhanced disclosures about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133. This statement is effective for fiscal years and interim periods beginning after November 15, 2008. The Statement will be effective for the Company beginning January 1, 2009. The Company is currently evaluating the impact, if any, that SFAS No. 161 will have on its consolidated results of operations or financial position.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

FSP No. 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FAS No. 140-3"). In February of 2008, the FASB issued FSP No. 140-3 to provide guidance on accounting for a transfer of a financial asset and a repurchase financing, which is not directly addressed by FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS No. 140"). This FSP is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The FSP will be effective for the Company beginning January 1, 2009. The Company is currently evaluating the impact, if any, that this FSP will have on its consolidated results of operations or financial position.

FSP No. 142-3, Determination of the Useful Life of Intangible Assets ("FAS No. 142-3"). In April of 2008, the FASB issued FSP No. 142-3 to improve consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R) and other guidance under U.S. GAAP. This FSP is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The FSP will be effective for the Company beginning January 1, 2009. The Company does not expect this FSP to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 163, Accounting for Financial Guarantee Insurance Contracts ("SFAS No. 163"). In May of 2008, the FASB issued SFAS No. 163. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement also clarifies how SFAS No. 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities. It also requires expanded disclosures about financial guarantee insurance contracts. This Statement does not apply to financial guarantee insurance contracts that would be within the scope of SFAS No. 133. This Statement is effective for fiscal years and interim periods beginning after December 15, 2008. The standard will be effective for the Company beginning January 1, 2009. The Company does not expect this Statement to have a significant impact on its consolidated results of operations or financial position.

FSP EITF Issue No. 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF Issue No. 03-6-1"). In June of 2008, the FASB issued FSP EITF Issue No. 03-6-1. This FSP addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share ("EPS") under the two-class method described in paragraphs 60 and 61 of FASB Statement No. 128, Earnings per Share. The FSP will be effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. All prior period EPS data presented shall be adjusted retrospectively to conform to the provisions of this FSP. The Company is currently evaluating the impact of this FSP, but does not expect it to have a significant impact on its consolidated results of operations or financial position.

FASB Statement No. 132(R)-1, Employers' Disclosures about Postretirement Benefit Plan Assets ("SFAS No. 132(R)-1"). In December of 2008, the FASB issued SFAS No. 132(R)-1. This statement does not require any changes to current accounting. It requires additional disclosures related to Postretirement Benefit Plan Assets. This statement will provide users of financial statements with an understanding of: 1) how investment allocation decisions are made, including the factors that are pertinent to an understanding of investment policies and strategies, 2) the major categories of plan assets, 3) the inputs and valuation techniques used to measure the fair value of plan assets, 4) the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and 5) significant concentrations of risk within plan assets. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

disclosure requirements will be effective for the Company for the period ending December 31, 2009. The Company does not expect this FSP to have an impact on its consolidated results of operations or financial position.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

3.  ACQUISITION ACTIVITY

Chase Insurance Group Acquisition

On July 3, 2006, the Company completed the acquisition contemplated by the Stock Purchase Agreement. Pursuant to that agreement with JP Morgan Chase & Co. ("JPMC") and two of its wholly owned subsidiaries (collectively, the "Sellers"), the Company and its subsidiary West Coast Life Insurance Company purchased from the Sellers the Chase Insurance Group, which consisted of five insurance companies that manufacture and administer traditional life insurance and annuity products and four related non-insurance companies (which collectively are referred to as the "Chase Insurance Group") for a net purchase price of $873.5 million. The Chase Insurance Group historically was headquartered in Elgin, Illinois, and offered primarily level premium term and other traditional life products, as well as fixed and variable annuity products. The Chase Insurance Group's results of operations were included in the Company's consolidated results of operations beginning July 3, 2006.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

This transaction was accounted for under the purchase method of accounting prescribed by FASB Statement No. 141, Business Combinations ("SFAS No. 141"). SFAS No. 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The allocation of the $873.5 million aggregate purchase price to the specific identifiable tangible and intangible assets and liabilities is as follows:

Fair Value as of July 3, 2006
(Dollars In Thousands)
ASSETS
Investments	$6,784,023
Policy loans	380,608
Cash	392,493
Accrued investment income	88,069
Accounts and premiums receivable, net	14,342
Reinsurance receivable	1,093,633
Value of business acquired	739,856
Goodwill	32,007
Other assets	25,214
Intangible assets	3,200
Deferred tax asset	13,290
Assets related to separate accounts	110,073
Total assets	9,676,808
LIABILITIES
Policy liabilities and accrual	2,704,790
Annuity account balances	5,528,849
Other policyholders' funds	273,805
Other liabilities	161,309
Accrued income taxes	24,445
Liabilities related to separate accounts	110,073
Total liabilities	8,803,271
NET ASSETS ACQUIRED	$873,537

The Chase Insurance Group acquisition was funded through the issuance of $200 million of capital securities (see Note 9, Debt and Other Obligations) together with cash. The capital securities will mature and become due and payable, together with any accrued and unpaid interest thereon, on June 30, 2066.

Immediately after the closing of the acquisition, the Company entered into agreements with Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") and Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, the "Wilton Re Group"), whereby CALIC reinsured 100% of the variable annuity business of the Chase Insurance Group and the Wilton Re Group reinsured approximately 42% of the other insurance business of the Chase Insurance Group. The Company received aggregate ceding commissions of approximately $330.5 million from these transactions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

The $32.0 million of goodwill was assigned to the Acquisitions Segment. $114.5 million of goodwill is expected to be deductible for tax purposes.

Certain of the reinsurance agreements with CALIC and the Wilton Re Group are in the form of modified coinsurance ("Modco") agreements. Certain of our investments supporting these agreements, consisting of primarily fixed income securities in designated portfolios, are designated as "trading securities" under U.S. GAAP. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are included in net income as realized investment gains (losses) as they occur. These amounts are substantially offset by changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

Western General Acquisition

On July 14, 2006, the Company completed the acquisition of the vehicle extended service contract business of Western General effective as of July 1, 2006. Western General, headquartered in Calabasas, California, is a provider of vehicle service contracts nationally, focusing primarily on the west coast market. In addition, Western General currently provides extended service contract administration for several automobile manufacturers and provides used car service contracts for a publicly-traded national dealership group.

This transaction was accounted for under the purchase method of accounting prescribed by SFAS No. 141. Western General's results of operations are included in our consolidated results of operations beginning July 1, 2006. The purchase price for Western General was $33.0 million, and was subject to contingent consideration based on future performance. During 2007, a $4.3 million contingent payment was made related to the purchase of Western General, thereby increasing goodwill.

The fair value of Western General's net assets acquired was $14.2 million. Goodwill of $18.8 million was originally recorded from the excess of purchase price over the fair value of Western General's net assets. This goodwill was allocated to the Asset Protection segment. The Company paid a premium over the fair value of Western General's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the acquisition including, but not limited to, the following:

•  Expanded distribution network

•  Increased geographic presence

•  Broader product portfolio in core product lines

•  Additional administration capabilities

•  Greater size and scale with improved earnings diversification

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  ACQUISITION ACTIVITY — (Continued)

SFAS No. 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value as of July 1, 2006
(Dollars In Thousands)
ASSETS
Investments	$18,571
Cash	1,873
Accrued investment income	114
Accounts and premiums receivable, net	16,924
Value of business acquired and other intangible assets	12,650
Goodwill	18,813
Property and equipment	450
Other assets	9,990
Income tax receivable	41
Deferred income taxes	2,735
Total assets	82,161
LIABILITIES
Policy liabilities and accrual	39,596
Other liabilities	9,607
Total liabilities	49,203
NET ASSETS ACQUIRED	$32,958

The $18.8 million of goodwill was assigned to the Asset Protection Segment, and of this amount, approximately $10.4 million is expected to be deductible for tax purposes. During 2007, the goodwill amount was increased to $23.1 million as a result of contingent consideration related to the purchase.

Pro forma Condensed Consolidated Results of Operations

The following (unaudited) pro forma condensed consolidated results of operations assume that the acquisitions of both the Chase Insurance Group and Western General were completed as of January 1, 2006:

For the Year Ended December 31, 2006
(Dollars In Thousands)
Revenue	$2,726,155
Net income	$288,998

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS

Major categories of net investment income for the years ended December 31, are summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$1,422,364	$1,287,794	$1,071,256
Equity securities	19,041	1,871	5,585
Mortgage loans	238,062	308,260	268,380
Investment real estate	3,771	3,784	384
Short-term investments and other	34,361	100,444	104,193
	1,717,599	1,702,153	1,449,798
Investment expenses	99,385	88,350	97,366
	$1,618,214	$1,613,803	$1,352,432

Net realized investment gains (losses) for all other investments for the years ended December 31, are summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$(304,152)	$(1,605)	$16,467
Equity securities	63	5,900	289
Mark to market — Modco trading portfolio	(290,831)	(989)	66,363
Mortgage loans and other investments	2,674	1,498	18,745
	$(592,246)	$4,804	$101,864

In 2008, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $51.7 million, and gross losses were $355.8 million. In 2007, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $16.2 million, and gross losses were $11.9 million. In 2006, gross gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $56.6 million, and gross losses were $34.2 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Market Value
	(Dollars In Thousands)
2008
Fixed maturities:
Bonds
Mortgage-backed securities	$7,187,399	$43,010	$(1,015,712)	$6,214,697
United States Government and authorities	71,404	2,769	(1,526)	72,647
States, municipalities, and political subdivisions	28,708	1,392	(198)	29,902
Public utilities	1,839,846	16,263	(189,614)	1,666,495
Convertibles and bonds with warrants	88	—	(69)	19
All other corporate bonds	10,688,893	64,835	(1,905,380)	8,848,348
Redeemable preferred stocks	—	—	—	—
	19,816,338	128,269	(3,112,499)	16,832,108
Equity securities	313,949	4,362	(60,353)	257,958
Short-term investments	967,960	—	—	967,960
	$21,098,247	$132,631	$(3,172,852)	$18,058,026
2007
Fixed maturities:
Bonds
Mortgage-backed securities	$7,931,761	$45,625	$(91,701)	$7,885,685
United States Government and authorities	113,074	1,016	(5)	114,085
States, municipalities, and political subdivisions	34,302	4,348	(8)	38,642
Public utilities	1,636,084	40,442	(45,244)	1,631,282
Convertibles and bonds with warrants	231	39	(43)	227
All other corporate bonds	9,682,598	239,693	(253,780)	9,668,511
Redeemable preferred stocks	50	—	(8)	42
	19,398,100	331,163	(390,789)	19,338,474
Equity securities	54,311	5,172	(527)	58,956
Short-term investments	1,166	—	—	1,166
	$19,453,577	$336,335	$(391,316)	$19,398,596

As of December 31, 2008 and 2007, the Company had an additional $3.2 billion and $3.6 million, respectively, of fixed maturities and $2.4 million and $52.0 million, respectively, of short-term investments classified as trading securities. As of December 31, 2008, the Company had $80.4 million of equity securities classified as trading securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of available-for-sale fixed maturities as of December 31, 2008, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

	Estimated Amortized Cost	Estimated Fair Market Value
	(Dollars In Thousands)
Due in one year or less	$988,098	$967,362
Due after one year through five years	4,227,218	3,850,220
Due after five years through ten years	5,755,392	4,851,876
Due after ten years	8,845,630	7,162,650
	$19,816,338	$16,832,108

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) our intent and ability to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance and continued viability of the issuer are significant measures considered. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2008 and 2006, the Company recorded other-than-temporary impairments in our investments of $311.6 million and $5.7 million, respectively. There were no other-than-temporary impairments recorded in 2007.

The following table shows the Company's investments' gross unrealized losses and fair value that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Mortgage-backed securities	$3,714,129	$(768,052)	$1,003,729	$(181,382)	$4,717,858	$(949,434)
US government	54	(1)	—	—	54	(1)
States, municipalities, etc.	1,575	(130)	453	(68)	2,028	(198)
Public utilities	774,843	(72,026)	490,629	(117,588)	1,265,472	(189,614)
Convertibles bonds	—	—	19	(69)	19	(69)
Other corporate bonds	5,791,050	(1,006,981)	2,242,926	(966,201)	8,033,976	(1,973,182)
Equities	153,469	(59,499)	1,054	(855)	154,523	(60,354)
	$10,435,120	$(1,906,689)	$3,738,810	$(1,266,163)	$14,173,930	$(3,172,852)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For mortgage-backed securities in an unrealized loss position for greater than 12 months, $70.9 million of the $181.4 million unrealized loss relates to securities issued in Company-sponsored commercial loan securitizations. These losses relate primarily to market illiquidity as opposed to underlying credit concerns. Factors such as credit enhancements within the deal structures and the underlying collateral performance/characteristics support the recoverability of the investments. The public utilities category has gross unrealized losses greater than 12 months of $117.6 million, while the other corporate bonds category has gross unrealized losses greater than 12 months of $966.2 million as of December 31, 2008. These losses relate primarily to the widening of credit spreads and fluctuations in treasury rates. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information including our ability and intent to hold these securities to recovery. The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until maturity or until the fair values of the investments have recovered.

The following table shows the Company's investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007:

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
	(Dollars In Thousands)
Mortgage-backed securities	$2,266,805	$(56,344)	$2,408,705	$(35,358)	$4,675,510	$(91,702)
US government	376	(3)	627	(2)	1,003	(5)
States, municipalities, etc.	490	(1)	520	(7)	1,010	(8)
Public utilities	369,058	(22,968)	422,135	(22,276)	791,193	(45,244)
Convertibles bonds	—	—	45	(43)	45	(43)
Other corporate bonds	3,047,155	(152,790)	1,224,886	(100,989)	4,272,041	(253,779)
Equities	680	(156)	1,040	(379)	1,720	(535)
	$5,684,564	$(232,262)	$4,057,958	$(159,054)	$9,742,522	$(391,316)

As of December 31, 2008 and 2007, the Company had available-for-sale bonds which were rated below investment grade of $1.0 billion and $792.8 million, respectively, having an amortized cost of $1.6 billion and $859.8 million, respectively. Not included in these below investment grade bonds at December 31, 2008 and 2007, are $55.6 million and $39.0 million, respectively, of securities in the Company's trading securities portfolio. As of December 31, 2008, approximately $30.0 million of the bonds rated below investment grade were securities issued in Company-sponsored commercial mortgage loan securitizations. Approximately $421.4 million of the below investment grade bonds are not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale, for the years ended December 31, is summarized as follows:

	2008	2007	2006
	(Dollars In Thousands)
Fixed maturities	$(1,900,992)	$(122,593)	$(112,231)
Equity securities	(39,414)	(1,447)	554

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $100.4 million were non-income producing for the year ended December 31, 2008.

As of December 31, 2008 and 2007, the Company had investments related to retained beneficial interests of mortgage loan securitizations of $855.8 million and $929.1 million, respectively. See Note 10, Commercial Mortgage Securitizations, for more information on the mortgage loan securitizations the Company has completed.

Included in the Company's invested assets are $810.9 million of policy loans as of December 31, 2008. The interest rates on these policy loan range from 3% to 9.95%.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored on a daily basis. As of December 31, 2008, securities with a market value of $120.5 million were loaned under these agreements. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "other liabilities" to account for its obligation to return the collateral. As of December 31, 2008, the fair market value of the collateral related to this program was $116.7 million and the Company has an obligation to return $124.5 million of collateral to the securities borrower.

Mortgage Loans

As of December 31, 2008, all of the Company's mortgage loans were commercial loans of which 65% were retail, 14% were office buildings, 10% were apartments, 8% were warehouses, and 3% were other. The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's leased space represents more than 2.4% of mortgage loans. Approximately 75% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	12.5%
Georgia	10.6
Tennessee	8.1
Alabama	7.6
Florida	5.8
South Carolina	5.5
Ohio	4.6
Utah	4.4
North Carolina	4.2
Indiana	3.6
Michigan	2.8
Virginia	2.5
California	2.3
74.5%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

As of December 31, 2008, the average mortgage loan was $2.4 million and the weighted-average interest rate was 6.4%. The largest single mortgage loan was $34.7 million.

Many of the mortgage loans have call provisions between 3 and 10 years. Assuming the loans are called at their next call dates, approximately $125.9 million would become due in 2009, $762.0 million in 2010 through 2014, $941.9 million in 2015 through 2019, and $292.7 million thereafter.

For several years the Company has offered a type of commercial mortgage loan under which it will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2008 and 2007, approximately $746.2 million and $627.0 million, respectively, of the Company's mortgage loans have this participation feature.

Since our mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. As of December 31, 2008 and 2007, the Company had an allowance for mortgage loan credit losses of $2.2 million and $0.5 million, respectively. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$2,250,793	$2,033,710
Capitalization of commissions, sales, and issue expenses	383,856	375,825
Amortization	(160,251)	(206,171)
Change in unrealized investment gains and losses	630,205	51,106
Reclass of VOBA	44,738	—
Other	18,470	(3,677)
Balance, end of period	$3,167,811	$2,250,793

Value of businesses acquired

The balances and changes in VOBA as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$1,088,955	$1,114,096
Acquisitions	353	59,040
Amortization	(65,313)	(84,192)
Reclass of VOBA	(44,738)	—
Other	—	11
Balance, end of period	$979,257	$1,088,955

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESSES ACQUIRED — (Continued)

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2009	$82,943
2010	77,267
2011	74,883
2012	68,622
2013	63,377

6.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2006	$32,007	$43,523	$75,530
Contingent payment related to prior acquisition	—	4,315	4,315
Purchase price adjustments	16,300	—	16,300
Tax benefit of excess tax goodwill	(3,566)	—	(3,566)
Balance as of December 31, 2007	44,741	47,838	92,579
Contingent payment related to prior acquisition	—	611	611
Purchase price adjustments	7,446	—	7,446
Sale of Gulfco Life	—	(291)	(291)
Tax benefit of excess tax goodwill	(4,179)	—	(4,179)
Balance as of December 31, 2008	$48,008	$48,158	$96,166

During 2008, the Company increased its goodwill balance by approximately $3.6 million. The increase was due to an increase of $3.3 million in the Acquisitions segment and a $0.3 million increase in the Asset Protection segment. The Acquisitions segment increase reflects the net of a purchase accounting adjustment, which was partially offset by an adjustment related to tax benefits realized during 2008 on the portion of tax goodwill in excess of GAAP basis goodwill. The Asset Protection segment increased by $0.6 million due to a contingent consideration related to the Western General acquisition. This increase was partially offset by a decrease of $0.3 million due to the sale of a small insurance subsidiary during the first quarter of 2008. As of December 31, 2008, the Company had an aggregate goodwill balance of $96.2 million.

During 2007, the Company increased its goodwill balance by approximately $16.3 million and $4.3 million respectively, related to the acquisitions of the Chase Insurance Group and Western General. The $3.6 million decrease in the Acquisitions segment relates to tax benefits realized during the year on the portion of tax goodwill in excess of GAAP basis goodwill.

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business. Goodwill is tested for impairment at least annually. The Company evaluates the carrying value of goodwill at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  GOODWILL — (Continued)

competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a discounted cash flows model to assess the fair value of the reporting units. As of December 31, 2008 and 2007, the Company evaluated its goodwill and determined that the fair value had not decreased below the carrying value and no adjustment to impair goodwill was necessary in accordance with SFAS No. 142.

In addition, in light of the decrease in PLC's market capitalization ("market cap") during the fourth quarter of 2008, the Company reviewed the underlying factors causing the market cap decrease to determine if the market cap fluctuation would be indicative of an additional factor to consider in its goodwill impairment testing, as such a decline in the market cap or market value of an entity's securities may or may not be indicative of a triggering event which could require the Company to perform an interim or event-driven impairment analysis.

The Company's material goodwill balances are attributable to its business segments. As previously noted, the Company's operating segments' discounted cash flows support the goodwill balance as of December 31, 2008. In the Company's view, the reduction in PLC's market cap is primarily attributable to illiquidity of credit markets and capital markets, concern related to its investment portfolio's unrealized loss positions, impairments recognized during 2008, and an overall fear of the capital levels and potential economic impacts to financial services companies. These factors primarily impact the Company at a corporate level, and largely within the Corporate and Other segment. The Company monitors the aggregate fair value of its reporting units as a comparison to its overall market capitalization. During 2008, the Company believes the factors that led to the decline in PLC's market cap primarily impacted it at a corporate level, and largely within the

Corporate and Other segment, which does not carry a material balance of goodwill, as opposed to impacting the prescribed and inherent fair values of the Company's other operating segments and reporting units. As a result, in the Company's view, the decrease in PLC's market cap does not invalidate the Company's discounted cash flow results.

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

In July 2003, AcSEC issued SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance related to the establishment of reserves for benefit guarantees provided under certain long-duration contracts, as well as the accounting for mortality benefits provided in certain universal life products. In addition, it addresses the capitalization and amortization of sales inducements to contract holders.

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve (a) return of the highest anniversary date account value, or (b) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest. The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-25% (depending on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

product type and duration), and an average discount rate of 6.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying Consolidated Statements of Income (Loss).

The variable annuity separate account balances subject to GMDB were $2.0 billion as of December 31, 2008. The total guaranteed amount payable based on variable annuity account balances as of December 31, 2008, was $803.1 million (including $779.8 million in the Annuities segment and $23.2 million in the Acquisitions segment), with a GMDB reserve of $1.2 million (including $0.8 million in the Annuities segment and $0.4 million in the Acquisitions segment). These amounts exclude the variable annuity business of the Chase Insurance Group which has been 100% reinsured to CALIC, under a Modco agreement. The guaranteed amount payable associated with these annuities was $170.5 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2008 was 61.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) for the years ended December 31, is as follows:

	2008	2007	2006
	(Dollars In Thousands)
Beginning balance	$598	$2,151	$2,437
Incurred guarantee benefits	5,573	27	1,630
Less: Paid guarantee benefits	4,966	1,580	1,916
Ending balance	$1,205	$598	$2,151

Account balances of variable annuities with guarantees invested in variable annuity separate accounts as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Equity mutual funds	$1,511,867	$2,626,663
Fixed income mutual funds	509,948	283,838
Total	$2,021,815	$2,910,501

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain variable annuity contracts provide a sales inducement in the form of a bonus interest credit. In accordance with SOP 03-1, the Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset for the years ended December 31, was as follows:

	2008	2007	2006
	(Dollars In Thousands)
Deferred asset, beginning of period	$67,736	$59,040	$39,311
Amounts deferred	45,005	23,514	30,124
Amortization	(13,609)	(14,818)	(10,395)
Deferred asset, end of period	$99,132	$67,736	$59,040

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance, the Company reinsures a proportionate part of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. At December 31, 2008, the Company had reinsured approximately 69% of the face value of its life insurance in-force. The Company has reinsured approximately 30% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Scottish Re/Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

These reinsurers had a minimum Standard & Poor's rating of AA- and a minimum A. M. Best rating of A+ as of December 31, 2008. The Company has not experienced any credit losses for the years ended December 31, 2008, 2007, or 2006 related to these reinsurers. The Company set a limit on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. The Company's maximum retention for newly issued universal life products is $1,000,000. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force as of December 31:

	2008	2007	2006
	(Dollars In Millions)
Direct life insurance in-force	$754,425	$747,423	$700,268
Amounts assumed from other companies	21,183	17,759	24,226
Amounts ceded to other companies	(540,561)	(531,985)	(576,791)
Net life insurance in-force	$235,047	$233,197	$147,703
Percentage of amount assumed to net	9%	8%	16%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life insurance premiums written and earned for the years ended December 31:

	2008	2007	2006
	(Dollars In Millions)
Direct premiums	$2,139	$2,168	$1,739
Reinsurance assumed	176	186	192
Reinsurance ceded	(1,473)	(1,483)	(1,211)
Net premiums	$842	$871	$720
Percentage of amount assumed to net	21%	21%	27%

The Company has also reinsured accident and health risks representing $29.7 million, $31.0 million, and $41.4 million of premium income, while the Company has assumed accident and health risks representing $0.8 million, $1.5 million, and $4.4 million of premium income for 2008, 2007, and 2006, respectively. In addition, the Company reinsured property and casualty risks representing $65.9 million, $71.4 million, and $110.5 million of premium income, while the Company assumed property and casualty risks representing $10.7 million, $14.2 million, and $22.2 million of premium income for 2008, 2007, and 2006, respectively.

In 2008 and 2007, policy and claim reserves relating to insurance ceded of $5.3 billion and $5.1 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2008 and 2007, the Company had paid $110.7 million and $101.0 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2008 and 2007, the Company had receivables of $63.9 million and $64.7 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The product guarantees to the lender, primarily credit unions, the difference between a value calculated based on the estimated or actual market value of a vehicle and the outstanding balance of a loan in the event the vehicle is repossessed or sold because the loan is in default. The Company ceased offering the Lender's Indemnity product in 2003. In the short term, CENTRIX is expected to continue to operate as debtor in possession and service the outstanding loans. The Company has increased reserves for the remaining business based on the expectation that the frequency and severity of losses will be greater than previously assumed. These assumptions will be analyzed and updated as the business continues to run off.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The Company's third-party reinsurance receivables amounted to $5.2 billion and $5.0 billion at December 31, 2008 and 2007, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the amount attributable to significant reinsurance:

	As of December 31,
	2008		2007
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$557.4	A+	$532.9	A+
Security Life of Denver Insurance Co.	530.7	A+	472.4	A+
Lincoln National Life Insurance Co.	425.6	A+	430.2	A+
Transamerica Life Insurance Co.	407.6	A+	389.6	A+
Employers Reassurance Corp.	314.3	A–	367.7	A–
American United Life Insurance Co.	307.5	A	293.6	A
RGA Reinusrance Co.	213.5	A+	205.6	A+
Canada Life Assurance Company	196.1	A+	191.8	A+
Scottish Re (U.S.), Inc.	175.2	E	181.0	B
XL Life Ltd.	169.5	A–	172.9	A

During the third quarter of 2008, Scottish Re US, Inc. ("SRUS") received a statutory accounting permitted practice from the Delaware Department of Insurance ("the Department"). The fair value of the securities in SRUS's qualifying reserve credit trust accounts had declined significantly due to the continued market value degradation in the U.S. capital markets. SRUS estimated a shortfall in reserve credit of approximately $132 million. This shortfall in reserve credit would have placed significant financial stress upon the statutory capital position of SRUS. As a result, SRUS requested and received approval from the Department for a permitted practice (the "Permitted Practice") with effect beginning as of September 30, 2008 related to SRUS' ongoing ability to take reserve credit for reinsurance ceded to certain securitization companies. The Permitted Practice relieved SRUS of the need to receive an additional $104 million in capital contributions. On January 5, 2009, the Department issued an order of supervision (the "Order of Supervision") against SRUS, in accordance with 18 Del. C. §5942, which, among other things, requires the Department's consent to any transaction outside the ordinary course of business, and which, in large part, formalized certain reporting and processes already informally in place between SRUS and the Department. The Company cannot predict what changes in the status of SRUS's financial condition may have on its ability to take reserve credit for the business ceded to SRUS. If the Company were unable to take reserve credit for the business ceded to SRUS, it could have a material adverse impact on the Company's financial condition.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstance as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

Most of the Company's ceded reserves are under contracts covering closed blocks of business reinsured on a coinsurance basis. Typically 10-20% of the liabilities are retained with the balance reinsured to a pool consisting of several reinsurers.

9.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement, the Company has the ability to borrow on an unsecured basis up to a maximum principal amount of $500 million (the "Credit Facility"). This replaced the Company's previously existing $200 million revolving line of credit. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrue interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate (LIBOR), plus (ii) a spread based on the ratings of PLC's senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the amount of the Company's obligations for borrowings or letters of credit, and not those of PLC, under the Credit Facility. The maturity date on the Credit Facility is April 16, 2013. There was an outstanding balance of $155.0 million at an interest rate of LIBOR plus 0.30% under the Credit Facility as of December 31, 2008. Of this amount, $130.0 million was used by PLC to purchase non-recourse funding obligations issued by a wholly owned special-purpose financial captive insurance company. For additional information related to special purpose financial captives, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, "Capital Resources". The Company was in compliance with all financial debt covenants of the Credit Facility as of December 31, 2008. The following is a summary of PLC's debt covenant calculations as of December 31, 2008:

	Requirement	Actual Results
Consolidated net worth margin	greater than or equal to 0	$185.1 million
Debt to total capital ratio	Less than 40%	35.6%
Total adjusted capital margin	greater than or equal to 0	$651.0 million
Interest cash inflow available compared to adjusted consolidated interest expense	greater than 2.0 to 1	5.78	to 1

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

As of December 31, 2008, Golden Gate Captive Insurance Company ("Golden Gate"), which is wholly owned by the Company, had an outstanding balance under its surplus notes facility (the "Facility") of floating rate surplus notes with an aggregate principal amount of $930.0 million, consisting of $130.0 million in aggregate principal amount of floating rate Series B due August 15, 2037 (the "Series B Notes") issued to PLC during 2008 and $800.0 million in aggregate principal amount of floating rate surplus notes previously issued under the Facility (the "Series A Notes" and together with the Series B Notes, the "Notes"). The Notes are direct financial obligations of Golden Gate and are not guaranteed by the Company or PLC. The Notes were issued in order to provide financing for a portion of the statutory reserves associated with a block of life insurance policies. As the block of business ages, unless additional funding mechanisms are put into place, reserving increases will reduce the Company's available statutory capital and surplus. The Company has experienced higher borrowing costs

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

associated with the Series A Surplus Notes. As of December 31, 2008, the rate on the Series A Notes was LIBOR plus 275 basis points; the maximum rate the Company could be required to pay is LIBOR plus 425 basis points.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2008. These non-recourse funding obligations mature in 2052. The Company does not anticipate having to pursue additional funding related to this block of business; however, the Company has contingent approval to issue an additional $100 million of obligations if necessary. $275 million of this amount is currently accruing interest at a rate of LIBOR plus 30 basis points. The Company has experienced higher proportional borrowing costs associated with $300 million of our non-recourse funding obligations supporting the business reinsured to Golden Gate II. These higher costs are the result of higher interest costs associated with the illiquidity of the current market for auction rate securities, as well as a rating downgrade of our guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate the Company can be required to pay under these obligations. These costs have partially been mitigated by a decrease in LIBOR during the year ended December 31, 2008.

Including the Golden Gate II notes mentioned above, the Company (including wholly owned and consolidated subsidiaries) has issued a total of approximately $1.5 billion of non–recourse funding obligations as of December 31, 2008. The following table shows the non-recourse funding obligations outstanding as of December 31, 2008, listed by issuer:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$930,000	2037	5.12%
Golden Gate II Captive Insurance Company	575,000	2052	3.92%
Total	$1,505,000

Other obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on other obligations, non-recourse funding obligations, and other temporary borrowings was $67.5 million, $64.1 million, and $20.3 million in 2008, 2007, and 2006, respectively. The $3.4 million increase in interest on other obligations was primarily due to the July 2007 Golden Gate II issuance of $575 million of surplus notes and the December 2007 additional Golden Gate issuance of $200 million of surplus notes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

Retained interests are recorded at fair value and included in securities available for sale. Subsequent adjustments to fair value are recorded through other comprehensive income. During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in commercial mortgage-backed security ("CMBS") holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria, and non-observable assumptions and factors utilizing general market information available as of the valuation date. As of December 31, 2008, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio, and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued in SFAS No. 157-3, during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The retained interest in the securitized mortgage loans may be subject to prepayment and interest rate risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

Management will periodically review the historical performance of the mortgage loans and the assumptions used to project future cash flows. Assumptions will be revised if this analysis of past performance and future expectations dictates. The present value of cash flows will then be recalculated based on the revised assumptions. The Company updates these values on a quarterly basis.

2007 Commercial Mortgage Securitization

On December 19, 2007, subsidiaries of the Company entered into agreements providing for the securitization of $1.0 billion of commercial and multifamily real estate mortgage loans. The loans were previously originated by the Company, and were sold to our subsidiary, Protective Finance Corporation ("PFC"), on December 1, 2007. PFC transferred the mortgage loans to a trust fund in exchange for twenty-six classes of pass-through certificates representing, in the aggregate, the entire beneficial interest of the trust fund. The certificates are direct financial obligations of the trust fund and are not guaranteed by the Company, PLC, PFC or its affiliates.

Pursuant to a Certificate Purchase Agreement dated December 7, 2007 among PFC, the Company and a third-party initial purchaser, PFC sold one class of certificates with a certificate balance of $218.3 million to the initial purchaser, and the initial purchaser resold such certificates in one or more private offerings. The remaining classes of certificates, reflecting a par value of $797.7 million, were transferred from PFC to the Company in exchange for the mortgage loans. During 2007, the Company recorded a $6.8 million loss on the tranche that was sold to an external party. As of December 31, 2007, the Company's retained securities had a fair value of $775.2 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

Following the mortgage securitization transaction, the Company retained responsibility for servicing the mortgage loans, and, as such, is entitled to receive an ongoing fee. There were no servicing assets or liabilities recorded as the benefits of servicing the assets were adequate to compensate for the servicing responsibilities.

The Company retained an interest in the securitized mortgage loans. These retained interests were initially recognized using their respective allocated cost basis (based on their relative fair value) on the date of transfer. Any gain or loss depends in part on the previous carrying amount of the financial assets involved in the transfer, allocated between the assets sold and the retained interest based on their relative fair value at the date of transfer.

Key assumptions used in measuring the fair value of retained interests at the date of securitization are as follows:

Discount rate	5.4% to 30.0%
Weighted-average life	3.0 to 25.7 years

As of December 31, 2008, the Company held retained beneficial interests of the commercial mortgage loan securitization completed during 2007 with a fair value of $705.9 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(25,123)	$(49,640)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2008, are as follows:

Discount rate	7.5% to 23.8%
Weighted-average life	2.7 to 26.8 yrs

As of December 31, 2008, the total principal amount outstanding of mortgage loans under securitization and held by the trust was approximately $961.8 million. There were no delinquencies as of December 31, 2008. In addition, there were no credit losses for the year ended December 31, 2008.

Servicing fees received during the year ended December 31, 2008 were $1.5 million. Subservicing and other fees paid during the year were $1.1 million. The Company incurred additional operating expenses related to the servicing of these loans. Interest income received during the year ended December 31, 2008 was $42.7 million.

1996 – 1999 Commercial Mortgage Securitizations

Between 1996 and 1999, the Company securitized $1.4 billion of its mortgage loans. The Company sold the senior tranches while retaining the subordinate tranches. The Company continues to service the securitized mortgage loans.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  COMMERCIAL MORTGAGE SECURITIZATIONS — (Continued)

As of December 31, 2008, the Company held retained beneficial interests of the commercial mortgage loan securitization a fair value of $149.9 million. The sensitivity of the fair value to adverse changes of 10% and 20% in the discount rate is as follows:

	Increase in Discount Rate
	10%	20%
	(Dollars In Thousands)
Fair Value Change	$(2,882)	$(5,765)

The sensitivities in the preceding table are hypothetical and as the amounts indicate, changes in fair value based on variations in assumptions cannot be extrapolated because the relationship of the change in assumption to the change in fair value of an interest that continues to be held by the Company is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Key assumptions used in measuring the fair value of retained interests at December 31, 2008, are as follows:

Discount rate	6.6% to 7.0%
Weighted-average life	0.8 to 10.3 yrs

The total principal amount outstanding of mortgage loans under securitization was approximately $142.6 million. There were no delinquencies as of December 31, 2008. In addition, there were no credit losses for the year ended December 31, 2008.

Servicing fees received during the year ended December 31, 2008 were $0.2 million. Subservicing and other fees paid during the year were $0.2 million. Interest income received during the year was $14.7 million.

11.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 22 cities including 21,667 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $6.2 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2009	$6,247
2010	5,673
2011	4,560
2012	3,067
2013	2,959
Thereafter	4,248

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS AND CONTINGENCIES — (Continued)

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2009	$856
2010	849
2011	849
2012	853
2013	75,851
Thereafter	—

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, like other financial service companies, in the ordinary course of business, is involved in such litigation and arbitration. Although the Company cannot predict the outcome of any such litigation or arbitration, the Company does not believe that any such outcome will have a material impact on its financial condition or results of the operations.

As of December 31, 2008 and 2007, the Company had outstanding mortgage loan commitments of $525.2 million at an average rate of 6.43%, and $861.7 million, at an average rate of 6.31%.

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2008, 2007, and 2006, PL&A paid no dividends to PLC on its preferred stock.

PLC has an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, the Company transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $0.9 million at December 31, 2008, is accounted for as a reduction to shareowners' equity. The stock is used to match employee contributions to PLC's 401(k) and Stock Ownership Plan ("401(k) Plan") and to provide other employee benefits. The ESOP shares are dividend-paying, and dividends are used to pay the ESOP's note to the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, and 2008 up to 7,500,000 PLC shares may be issued in payment of awards.

The criteria for payment of performance awards is based primarily upon a comparison of the PLC's average return on average equity (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multi-line insurance companies. For the 2008 awards, if PLC's results are below the 25th percentile of the comparison group, no portion of the award is earned. For the 2005-2007 awards, if PLC's results are below the 40th percentile of the comparison group, no portion of the award is earned. If the PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of the PLC's Common Stock.

Performance shares awarded in 2008, 2007, 2006, 2005, and 2004 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2008	75,900	$2,900
2007	66,100	2,900
2006	136,030	6,500
2005	120,540	4,600
2004	125,670	4,600

Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. In the past, PLC has also issued performance-based stock appreciation rights ("P- SARs.") P-SARs convert to the equivalent of one stock appreciation right ("SARs") if earned times the award percentage payout. The P-SARs, once converted to SARs, expire 10 years after the grant date. At December 31, 2008, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 531,930 shares.

Between 1996 and 2008 SARs were granted (in addition to the P-SARs discussed above) to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable either in four equal annual installments beginning one year after the date of grant or after five years depending on the terms of the grant (earlier upon the death, disability, or retirement of the officer,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2006, 2007, and 2008 is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2005	$26.89	1,467,210
SARs granted	47.36	81,970
SARs exercised / forfeited	23.99	(393,234)
Balance at December 31, 2006	29.33	1,155,946
SARs granted	43.50	224,400
SARs exercised / forfeited	28.43	(117,642)
Balance at December 31, 2007	31.98	1,262,704
SARs granted	38.45	329,000
SARs exercised / forfeited	32.67	(32,131)
Balance at December 31, 2008	$33.33	1,559,573

The following table provides information as of December 31, 2008, about equity compensation plans under which PLC'scommon stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2008(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2008(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) as of December 31, 2008(c)
Equity compensation plans approved by shareowners	2,120,046	(1)	$33.33	(3)	4,137,307	(4)
Equity compensation plans not approved by shareowners	933,831	(2)	Not applicable		Not applicable(5)
Total(2)	3,053,877	(1)(2)	$33.33	(3)	4,137,307	(4)(6)

(1)  Includes (a) 1,559,573 shares of PLC's common stock issuable with respect to outstanding SARs granted under the LTIP (assuming for this purpose that one share of PLC common stock will be issued with respect to each outstanding SAR); (b) 531,930 shares of PLC common stock issuable with respect to outstanding performance share awards granted under the LTIP (assuming maximum maximum earn-out of the awards); and (c ) 28,543 shares of common stock issuable with respect to outstanding restricted stock units granted under the LTIP (assuming for this purpose that shares will be issued with respect to all outstanding restricted stock units).

(2)  Includes (a) 124,559 shares of PLC common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Directors Who Are Not Employees of the Company; (b) 659,967 shares of common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Officers; and (c )149,305 shares of common stock issuable with respect to stock equivalents pursuant to our Deferred Compensation Plan for Sales Managers, Agents and Representatives.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents (a) 4,069,714 shares of PLC common stock available for future issuance under the LTIP; and (b) 67,593 shares of PLC common stock available for future issuance under the Stock Plan for Non-Employee Directors.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of PLC common stock issuable under such plans. The total number of shares of PLC common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

(6)  Plus any shares that become issuable under the plans listed in Note (2).

The outstanding SARs as of December 31, 2008, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$22.31	424,628	2	424,628
32.00	360,000	4	360,000
26.49	65,000	5	65,000
41.05	111,700	7	27,525
48.60	38,400	8	19,200
45.70	35,070	8	35,070
43.46	192,575	9	54,050
48.05	3,000	9	750
41.12	2,500	9	625
38.59	325,200	10	0
8.88	1,500	10	0

The SARs issued in 2008 and 2007 had estimated fair values at grant date of $2.2 million and $2.5 million, respectively. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2008 SARs (the simplified method under SAB 107 was used for the 2008 awards) were as follows: expected volatility ranged of 16.3%, the risk-free interest rate of 2.9%, a dividend rate of 2.1%, a 0% forfeiture rate, and the expected exercise date was 2014. Assumptions used in the model for the 2007 SARs were as follows: expected volatility ranged from 16.2% to 31.0%, a risk-free interest rate ranging from 4.2% to 4.6%, a dividend rate of 2.0%, a zero forfeiture rate and the expected exercise date ranged from 2012 to 2015. PLC will pay an amount in stock equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date for each SAR.

Additionally during 2008, PLC issued 9,100 restricted stock units at a fair value of $38.59 per unit. These awards, with a total fair value of $0.4 million vest in 10 years. Also during 2008, PLC issued an additional 6,000 restricted stock units at a fair value of $40.15 per unit, which vest in four years, with a total fair value of $0.1 million.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $4.0 million, $5.8 million, and $0.5 million in 2008, 2007, and 2006, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's Common Stock are reported as a component of PLC's shareowners' equity, net of deferred taxes.

As of December 31, 2008, approximately $966.2 million of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company and its insurance subsidiaries that cannot be transferred to PLC. In addition, the Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  SHAREOWNERS' EQUITY AND STOCK-BASED COMPENSATION — (Continued)

insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by the Company in 2009 is estimated to be $176.8 million.

13.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefits Plan

•  PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. PLC has not yet determined what amount it will fund in 2009.

•  PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

In September 2006, the FASB issued FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans-an amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS No. 158"), which requires that the funded status of defined benefit postretirement plans be fully recognized on the statement of financial position, and requires the recognition of changes in the funded status of such plans in the year in which the changes occur through comprehensive income. PLC adopted SFAS No. 158 prospectively as of December 31, 2006, and as a result, prior periods were not restated. The adoption of this standard resulted in a net fund asset of $5.8 million related to PLC's defined benefit pension plan and a net fund liability of $25.2 million related to its unfunded excess benefits plan as of December 31, 2006.

Effective January 1, 2008, PLC made the following changes to its Defined Benefit Pension Plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007 with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007 with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefits plan at December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2008	2007	2008	2007
	(Dollars In Thousands)
Change in projected benefit obligation:
Benefit obligation at beginning of year	$128,785	$119,414	$28,469	$25,220
Service cost	6,880	7,668	571	765
Interest cost	7,419	7,592	1,677	1,602
Amendments	306	(5,126)	9	95
Actuarial (gain) or loss	(5,527)	2,047	(541)	1,955
Special termination benefits	—	—	—	70
Benefits paid	(7,469)	(2,810)	(1,858)	(1,238)
Benefit obligation at end of year	130,394	128,785	28,327	28,469
Change in plan assets:
Fair value of plan assets at beginning of year	128,821	125,178	—	—
Actual return on plan assets	(29,300)	6,453	—	—
Employer contributions	—	—	1,858	1,238
Benefits paid	(7,469)	(2,810)	(1,858)	(1,238)
Fair value of plan assets at end of year	92,052	128,821	—	—
After Reflecting SFAS 158:
Funded status	(38,342)	36	(28,327)	(28,469)
Amounts Recognized in the Balance Sheet:
Other assets	—	36	—	—
Other liabilities	(38,342)	—	(28,327)	(28,469)
Amounts Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	63,818	31,730	6,657	7,764
Prior service cost	(3,500)	(4,209)	92	95
Net transition asset	$60,318	$27,521	$6,749	$7,859

Weighted-average assumptions used to determine benefit obligations as of December 31, are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefits Plan
	2008	2007	2008	2007
Discount rate	6.30%	6.16%	6.30%	6.16%
Rate of compensation increase	3.75	3.75	4.75	4.75

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine the net periodic benefit cost for the years ended December 31, are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2008	2007	2006	2008	2007	2006
Discount rate	6.16%	5.90%	5.63%	6.16%	5.90%	5.63%
Rates of compensation increase	3.75	3.75	3.75	4.75	4.75	4.75
Expected long-term return on plan assets	8.00	8.25	8.25	N/A	N/A	N/A

Components of the net periodic benefit cost for the years ended December 31, are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2008	2007	2006	2008	2007	2006
	(Dollars In Thousands)
Service cost — Benefits earned during the period	$6,880	$7,668	$7,774	$571	$765	$771
Interest cost on projected benefit obligation	7,419	7,592	6,731	1,677	1,602	1,424
Expected return on plan assets	(9,915)	(9,923)	(9,647)	577	—	—
Amortization of prior service cost	(403)	193	196	—	—	—
Amortization of actuarial losses	1,599	2,366	2,992	—	616	544
Preliminary net periodic benefit cost	5,580	7,896	8,046	2,825	2,983	2,739
Special termination benefits under FAS 88	—	—	—	—	70	—
Total benefit cost	$5,580	$7,896	$8,046	$2,825	$3,053	$2,739

The estimated net actuarial loss, prior service cost, and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2009 are as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
Net actuarial loss	$1,976	$445
Prior service cost	(403)	12
Transition obligation	—	—

Plan assets of PLC's defined benefit pension plan by category as of December 31, are as follows:

Asset Category	Target Allocation for 2009	2008	2007
Cash and cash equivalents	2%	1%	3%
Equity securities	60	57	67
Fixed income	38	42	30
Total	100%	100%	100%

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from Protective Life in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan's cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group annuity contract with PLC.

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
2009	$9,184	$2,261
2010	9,405	1,984
2011	9,435	2,082
2012	10,684	2,181
2013	11,463	2,604
2014-2018	66,507	14,750

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2008 and 2007, the accumulated postretirement benefit obligation associated with these benefits was $1.7 million and $1.5 million, respectively. For a closed group of retirees over age 65, PLC provides a prescription drug benefit. At December 31, 2008 and 2007, PLC's liability related to this benefit was $0.1 million and $0.1 million, respectively. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

Life insurance benefits for retirees from $9,000 up to a maximum of $75,000 are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. As of December 31, 2008 and 2007, the accumulated postretirement benefit obligation associated with these benefits was $6.8 million and $6.5 million, respectively.

401(k) Retirement Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($15,500 for 2008). PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately. Before the 2008 Plan year, if PLC's financial performance achieved certain goals set by PLC's Board of Directors, certain employees who were not otherwise under a bonus or sales incentive plan

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  EMPLOYEE BENEFIT PLANS — (Continued)

could receive an extra profit sharing contribution in stock of up to 3% of base pay. The profit sharing contribution was discontinued after the 2007 Plan year.

PLC has established an ESOP to match voluntary employee contributions to PLC's 401(k) Plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to PLC less dividends on shares held by the ESOP. All shares held by the ESOP are treated as outstanding for purposes of computing earnings per share. At December 31, 2008, PLC had committed approximately 148,980 shares (approximately 129,563 shares to be released from the ESOP and 19,417 shares to be reissued from treasury) to fund the 401(k) Plan match. The expense recorded by PLC for these employee benefits was $1.0 million, $1.8 million, and $0.5 million in 2008, 2007, and 2006, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million and $0.2 million, respectively, in 2008 and 2007.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. At December 31, 2008, the plans had 933,831 shares of common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of PLC's common stock, in which case they are reported as a component of shareowners' equity.

14.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Years Ended December 31,
	2008	2007	2006
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	7.1	(2.0)	(1.7)
Intercompany gain on sale of affiliate	0.0	0.0	1.6
State income taxes	0.0	1.9	0.8
Uncertain tax positions	(0.5)	0.0	0.0
Other	(4.3)	1.3	1.2
	37.3%	36.2%	36.9%

The provision for federal income tax in these financial statements differs from the amounts of income tax expense per the income tax returns for the same years due to certain revenue and expense items that are reported in these statements in years that are different from the years in which they are reported in the returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  INCOME TAXES — (Continued)

The components of the Company's income tax expense related to income before the cumulative effect of a change in accounting principle for the years ended December 31, are as follows:

	2008	2007	2006
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$6,051	$(48,059)	$19,888
State	1,747	754	(620)
Total current	$7,798	$(47,305)	$19,268
Deferred income tax expense:
Federal	$(39,866)	$182,451	$130,009
State	(147)	8,377	5,588
Total deferred	$(40,013)	$190,828	$135,597

The components of the Company's net deferred income tax liability as of December 31, are as follows:

	2008	2007
	(Dollars In Thousands)
Deferred income tax assets:
Policy and policyholders liability reserves	$143,793	$319,988
Intercompany losses	52,559	46,052
Invested assets (other than unrealized gains)	127,781	5,172
Unrealized losses on investments	885,649	33,491
Deferred compensation	3,533	6,233
Federal tax loss carryforwards	129,370	—
Other	50,834	34,088
State tax valuation allowance	(3,700)	(2,300)
	1,389,819	442,724
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,027,286	954,126
Net deferred income tax asset (liability)	$362,533	$(511,402)

Under pre-1984 U.S. tax law, a significant amount of the Company's taxable income was not currently taxed. Instead, it was accumulated in a memorandum, or policyholders' surplus, account. Such income was subject to taxation only when it was either distributed or accumulated in excess of certain prescribed limits. The $70.5 million balance in the Company's policyholders' surplus account as of December 31, 2003 has been carried forward without change since that date. Legislation was enacted in 2004 which permitted a life insurance company to reduce, during 2005 and 2006, its policyholders' surplus account balances without such reductions being subject to taxation. During 2006, the Company followed this legislation and reduced its policyholders' surplus account balance to zero.

The Company's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. As of December 31, 2008 and 2007, $(20.0) million and $(126.4) million, respectively, were (due from)/payable to PLC for income tax liabilities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  INCOME TAXES — (Continued)

In management's judgment, the net deferred income tax asset at December 31, 2008 will more likely than not be fully realized. At December 31, 2008 the Company had federal net operating loss carryforwards of $287.3 million which will expire if not used by 2023. In addition, the Company had federal capital loss carryforwards of $82.3 million which will expire if not used by 2013. The Company has recognized a valuation allowance of $3.7 million and $2.3 million in December 31, 2008 and December 31, 2007, respectively related to state net operating loss that it has determined are more likely than not to expire unutilized. The resulting change of $1.4 million in this valuation allowance is part of deferred state income tax expense. At December 31, 2008 and 2007, no valuation allowance was established with regard to deferred tax assets relating to the impairments on fixed maturities, the tax loss carryforwards, and the unrealized losses on investments. The Company relied upon its projections of future taxable income, certain prudent and feasible tax-planning strategies, and its ability and intent to hold to recovery its bonds that are currently reported at an unrealized loss.

Effective January 1, 2007, the Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109, ("FIN No. 48"). A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2008	2007
	(Dollars In Thousands)
Balance, beginning of period	$21,783	$21,425
Additions for tax positions of the current year	—	1,373
Additions for tax positions of prior years	20,700	1,242
Reductions of tax positions of prior years for:
Changes in judgment	—	—
Settlements during the period	—	—
Lapses of applicable statute of limitations	(17,194)	(2,257)
Balance, end of period	$25,289	$21,783

Included in the balance above, as of December 31, 2008 and 2007, are approximately $22.2 million and $18.2 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective tax rate is approximately $3.1 million and $3.6 million as of December 31, 2008 and 2007, respectively.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. The Company has approximately $4.6 million and $4.5 million of accrued interest associated with unrecognized tax benefits as of December 31, 2008 and 2007 (before taking into consideration the related income tax benefit that is associated with such an expense), respectively.

Using the information available as of December 31, 2008, the Company believes that in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2005.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information for the years ended December 31:

	2008	2007	2006
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest on debt	$69,080	$62,550	$19,899
Income taxes	(70,912)	(24,028)	81,193
Noncash investing and financing activities:
Common dividend	—	—	54,090
Increase (decrease) in collateral for securities lending transactions	(293,046)	(25,234)	105,310
Capital contributions from PLC	92,728	—	21,464

Total cash interest paid on debt during 2008 was $69.1 million. Of this amount, $65.2 million related to interest on non-recourse funding obligations and $3.9 million related to other interest.

During the fourth quarter of 2006, the Company received, through a series of dividends from its direct and wholly owned subsidiaries, Lyndon Insurance Group, Inc. and First Protection Company, a promissory note in the principal amount of $54.0 million. This promissory note arose out of the sale, at fair market value, by First Protection Company to PLC all of the outstanding stock of First Protective Corporation. This created an increase in additional-paid-in-capital for the Company of $21.4 million. Subsequent to the receipt of this dividend, the Company declared and paid an ordinary dividend in the form of $54.1 million, including accrued interest to its sole shareholder, PLC in 2006.

16.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $3.0 million in 2008, $2.9 million in 2007, and $2.9 million in 2006. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $117.8 million, $144.4 million, and $33.1 million in 2008, 2007, and 2006, respectively. Commissions paid to affiliated marketing organizations of $0.4 million in 2006 were included in deferred policy acquisition costs.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $12.1 million, $12.7 million, and $10.2 million in 2008, 2007, and 2006, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $1.4 million, $1.8 million, and $2.8 million in 2008, 2007, and 2006, respectively.

During the year ended December 31, 2008, certain noninsurance subsidiaries loaned securities with a fair value amount of $105.7 million, including accrued interest, to PLC. PLC then transferred these securities to the Company through a capital contribution. These transactions were eliminated in PLC consolidation.

In addition, Golden Gate issued $130.0 million in aggregate principal amount of floating rate surplus notes to PLC. The Company has also entered into intercompany reinsurance agreements that provide for a more balanced mix of business at various insurance entities. These reinsurance transactions were eliminated in consolidation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with U.S. GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to shareowners' equity; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to shareowners' equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

Statutory net loss for Protective Life was $300.4 million for the year ended December 31, 2008 and statutory net income was $350.9 million and $451.5 million for the years ended December 31, 2007 and 2006, respectively. Statutory capital and surplus for Protective Life was $1,767.7 million and $1,796.9 million as of December 31, 2008 and 2007, respectively.

State insurance regulators and the NAIC have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2008 the Company's total adjusted capital and company action level RBC was $1,981.8 million and $665.4 million, respectively, providing an RBC ratio of approximately 298%.

As of December 31, 2008, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $60.7 million.

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company determined the fair value of its financial instruments based on the fair value hierarchy established in SFAS No. 157 which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

As a result of the adoption of SFAS No. 157, the Company recognized the following adjustment to opening retained earnings for its Equity Indexed Annuities that were previously accounted for under SFAS No. 155:

	Carrying Value Prior to Adoption January 1, 2008	Carrying Value After Adoption January 1, 2008	Transition Adjustment to Retained Earnings Gain (Loss)
	(Dollars In Thousands)
Equity-indexed annuity reserves, net	$145,912	$143,634	$2,278
Pre-tax cumulative effect of adoption of SFAS No. 157			2,278
Change in deferred income taxes			(808)
Cumulative effect of adoption of SFAS No. 157			$1,470

In addition, the Company recognized a transition adjustment for the embedded derivative liability related to annuities with guaranteed minimum withdrawal benefits. The impact of this adjustment, net of DAC amortization, reduced income before income taxes by $0.4 million during the first quarter of 2008.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Mortgage-backed and asset-backed securities	$—	$4,692,561	$1,538,561	$6,231,122
US government and authorities	55,496	17,150	—	72,646
State, municipalities and political subdivisions	—	29,868	—	29,868
Public utilities	—	1,666,495	—	1,666,495
All other corporate bonds	—	8,743,286	88,671	8,831,957
Redeemable preferred stocks	—	—	—	—
Convertible bonds with warrants	—	19	—	19
Total fixed maturity securities — available-for-sale	55,496	15,149,379	1,627,232	16,832,107
Fixed maturity securities — trading	375,024	2,828,824	32,645	3,236,493
Total fixed maturity securities	430,520	17,978,203	1,659,877	20,068,600
Equity securities	190,255	11,307	58,933	260,495
Other long-term investments(1)	48	3,581	264,173	267,802
Short-term investments	974,771	72,395	1,161	1,048,327
Total investments	1,595,594	18,065,486	1,984,144	21,645,224
Cash	127,809	—	—	127,809
Other assets	3,985	—	—	3,985
Assets related to separate acccounts
Variable annuity	2,027,470	—	—	2,027,470
Variable universal life	242,944	—	—	242,944
Total assets measured at fair value on a recurring basis	$3,997,802	$18,065,486	$1,984,144	$24,047,432
Liabilities:
Annuity account balances(2)	$—	$—	$152,762	$152,762
Other liabilities(1)	3,179	123,006	113,311	239,496
Total liabilities measured at fair value on a recurring basis	$3,179	$123,006	$266,073	$392,258

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the guidance within SFAS No. 157 reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments within the scope of SFAS No. 157, as listed in the above table.

Fixed Maturity, Short-Term, and Equity Securities

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent broker quotations, which are considered to have no significant unobservable inputs. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, and risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

The Company ensures whether prices received from independent brokers represent a reasonable estimate of fair value through a formal process and utilization of internal and external cash flow models developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third-party is adjusted accordingly.

In accordance with SFAS No. 157, the Company has analyzed the third-party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate SFAS No. 157 fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2 or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable. Since securities that are priced via independent broker quotations have no significant unobservable inputs, they are generally classified as Level 2 as the observable inputs are corroborated by the Company. Since the matrix pricing of certain securities debt includes significant non-observable inputs, they are classified as Level 3.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Derivatives

Derivative instruments are fair valued using exchange prices, independent broker quotations or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2008, 47% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest and equity volatility, equity index levels and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analysis.

Derivative instruments classified as Level 1 include futures and certain options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate, inflation, and currency exchange swaps. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were total return swaps and embedded derivatives and include at least one non-observable significant input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

GMWB Embedded Derivative

The GMWB embedded derivative is marked-to-market using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ significant unobservable inputs, such as lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. As a result, the GMWB embedded derivative is categorized as Level 3.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2008, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)					Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)	Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Mortgage-backed and asset-backed securities	$1,290,299	$(10,999)	$(131,654)	$508,588	$(117,673)	$1,538,561	$—
State, municipalities and political subdivisions	9,026	—	(405)	(311)	(8,310)	—	—
Public utilities	176,473	—	(19,526)	(13,078)	(143,869)	—	—
All other corporate bonds	2,244,353	(39,657)	(296,931)	(348,202)	(1,470,892)	88,671	—
Redeemable preferred stocks	—	—	—	—	—	—	—
Convertible bonds with warrants	227	—	(65)	(143)	(19)	—	—
Total fixed maturity securities — available-for-sale	3,720,378	(50,656)	(448,581)	146,854	(1,740,763)	1,627,232	—
Fixed maturity securities — trading		837,824	(66,374)	(289,846)	(448,959)	32,645	1,272
Total fixed maturity securities	4,558,202	(117,030)	(448,581)	(142,992)	(2,189,722)	1,659,877	1,272
Equity securities	657	(50)	(24)	58,407	(57)	58,933	—
Other long-term investments(1)	6,959	257,214	—	—	—	264,173	257,214
Short-term investments	66,327	—	(807)	—	(64,359)	1,161	—
Total investments	4,632,145	140,134	(449,412)	(84,585)	(2,254,138)	1,984,144	258,486
Total assets measured at fair value on a recurring basis	$4,632,145	$140,134	$(449,412)	$(84,585)	$(2,254,138)	$1,984,144	$258,486
Liabilities:
Annuity account balances(2)	$143,634	$(2,848)	$—	$(6,280)	$—	$152,762	$(2,848)
Other liabilities(1)	37,270	(76,041)	—	—	—	113,311	(76,041)
Total liabilities measured at fair value on a recurring basis	$180,904	$(78,889)	$—	$(6,280)	$—	$266,073	$(78,889)

(1)  Represents certain freestanding and embedded derivatives

(2)  Represents liabilities related to equity indexed annuities

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the Consolidated Statements of Income (Loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities, and issuances and settlements of equity indexed annuities accounted for under SFAS No. 155.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date, and the change in fair value of equity indexed annuities accounted for under SFAS No. 155.

During 2008, the Company changed certain assumptions used in its methodology for determining the fair value for retained beneficial interests in CMBS holdings related to the Company's sponsored commercial mortgage loan securitizations. Prior to the third quarter, the Company used external broker valuations to determine the fair value of these positions. These valuations were based on the cash flows of the commercial mortgages underlying the notes, as well as observable market spread assumptions for investments with similar coupons and/or characteristics based on the fair value hierarchy criteria, and non-observable assumptions and factors utilizing general market information available as of the valuation date. During 2008, the Company still believes that little or no secondary market existed for CMBS holdings similar to those in the Company's portfolio, and additionally, certain of the tranches within the Company's holdings fell below the collapse provision levels in the underlying security agreements. Therefore, the relevant observable inputs from CMBS sales activity could not be obtained for what the Company considered a supportable or appropriate calculation of fair value based on the Company's previous methodology.

As a result of the factors noted and in accordance with the clarifying guidance issued in SFAS No. 157-3, during 2008, the Company determined the fair value of these CMBS holdings using a combination of external broker valuations and an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loans underlying the notes. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks. The Company believes that this valuation approach provides a more accurate calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

As a result of the auction rate securities market collapse, during 2008, the Company began pricing its auction rate securities using an internally developed model. Prior to this, the Company used external broker valuation to determine the fair value of these positions. This model includes inputs derived from actively traded asset backed securities with comparable underlying collateral. The model also contains the Company's determined representative risk adjustment assumptions related to liquidity risks. The Company believes that this valuation approach provides a reasonable calculation of the fair value of these securities under the fair value hierarchy guidance and given the current inactive market conditions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Estimated Fair Value of Financial Instruments

The Company determines the carrying amounts and estimated fair value of our financial instruments in compliance with SFAS No. 107 and SFAS No. 157. The carrying amounts and estimated fair values of our financial instruments at December 31, are as follows:

	Total Realized and Unrealized 2008		2007
	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets (see Notes 2 and 4):
Mortgage loans on real estate	$3,839,925	$4,560,471	$3,275,678	$3,479,499
Policy loans	810,933	810,933	818,280	818,280
Liabilities (see Notes 2 and 4):
Stable value product account balances	$4,960,405	$5,104,268	$5,046,463	$5,125,667
Annuity account balances	9,357,427	8,976,336	8,708,383	8,535,371
Debt (see Note 9):
Non-recourse funding obligations	$1,505,000	$757,161	$1,375,000	$1,375,000

Except as noted below, fair values were estimated using quoted market prices.

Fair Value Measurements

Mortgage Loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of policy loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of policy loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Stable value product and Annuity account balances

As of December 31, 2008, the Company estimated the fair value of stable value product account balances and annuity account balances using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. As of December 31, 2007, the Company estimated the fair value of its stable value products and annuities using discounted cash flows and surrender values, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Non-recourse funding obligations

As of December 31, 2008, the Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. Given current market conditions, the fair value of the Company's non-recourse funding obligations differs significantly from book value. The discount rates used in the models was based on a current market yield for similar financial instruments. Due to the large spread between the required market yield and the current interest rate the fair value is significantly less than the carrying amount. As of December 31, 2007, the Company estimated the fair value of its non-recourse funding obligations to approximate carrying value.

The Company has changed the valuation methodology for annuity account balances and non-recourse debt obligations from the prior year to comply with the guidance set forth in SFAS No. 157.

19.  OPERATING SEGMENTS

The Company operates several business segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments in light of the segment reporting requirements prescribed by FASB Statement No. 131, Disclosures about Segments of an Enterprise and Related Information, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets level premium term insurance ("traditional"), UL, variable universal life and BOLI products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. In the ordinary course of business, the Acquisitions segment regularly considers acquisitions of blocks of policies or smaller insurance companies. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, and market dynamics. Policies acquired through the Acquisition segment are "closed" blocks of business (no new policies are being marketed). Therefore, earnings and account values are expected to decline.

•  The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through broker-dealers, but are also sold through financial institutions and independent agents and brokers.

•  The Stable Value Products segment sells GFAs to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment markets GICs to 401(k) and other qualified retirement savings plans.

•  The Asset Protection segment primarily markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles, watercraft, and recreational vehicles. In addition, the segment markets a guaranteed asset protection product and an inventory protection product.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

•  The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on capital). This segment also includes earnings from several non-strategic lines of business (primarily cancer insurance, residual value insurance, surety insurance, and group annuities), various investment-related transactions, and the operations of several small subsidiaries.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income (loss) and assets. Segment operating income (loss) is income (loss) before income tax excluding net realized investment gains and losses (net of the related amortization of DAC/VOBA and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income (loss). Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during 2008 or 2007.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments. Asset adjustments represent the inclusion of assets related to discontinued operations:

	For The Year Ended December 31,
	2008	2007	2006
	(Dollars In Thousands)
Revenues
Life Marketing	$927,071	$864,386	$732,179
Acquisitions	716,722	892,433	706,650
Annuities	338,776	312,616	267,836
Stable Value Products	331,286	301,595	326,814
Asset Protection	283,572	328,452	301,679
Corporate and Other	(259,096)	142,419	148,399
Total revenues	$2,338,331	$2,841,901	$2,483,557
Segment Operating Income
Life Marketing	$186,179	$166,552	$172,247
Acquisitions	136,479	129,247	104,534
Annuities	15,528	21,102	23,014
Stable Value Products	89,811	50,231	47,073
Asset Protection	20,129	29,525	7,788
Corporate and Other	(99,292)	4,784	4,761
Total segment operating income	348,834	401,441	359,417
Realized investment (losses) gains — investments(1)	(593,094)	(5,283)	79,166
Realized investment (losses) gains — derivatives(2)	157,887	(202)	(18,835)
Income tax benefit (expense)	32,215	(143,523)	(154,865)
Net income (loss)	$(54,158)	$252,433	$264,883
(1) Realized investment (losses) gains — investments	$(592,246)	$4,804	$101,864
Less: participating income from real estate ventures	—	6,857	13,494
Less: related amortization of DAC	848	3,230	9,204
	$(593,094)	$(5,283)	$79,166
(2) Realized investment gains (losses) — derivatives	$116,592	$(274)	$(21,555)
Less: settlements on certain interest rate swaps	(324)	(4)	27
Less: derivative activity related to certain annuities	(40,971)	(68)	(2,747)
	$157,887	$(202)	$(18,835)
Net investment income
Life Marketing	$349,591	$323,536	$306,898
Acquisitions	530,028	578,965	413,636
Annuities	347,522	267,258	225,063
Stable Value Products	328,353	300,201	325,653
Asset Protection	33,272	34,277	31,054
Corporate and Other	29,448	109,566	50,128
Total net investment income	$1,618,214	$1,613,803	$1,352,432
Amortization of deferred policy acquisition costs and value of business acquired
Life Marketing	$94,422	$106,094	$60,227
Acquisitions	74,384	79,239	58,814
Annuities	616	27,685	27,872
Stable Value Products	4,467	4,199	4,438
Asset Protection	30,459	51,649	53,044
Corporate and Other	2,149	773	3,388
Total amortization of deferred policy acquisition costs	$206,497	$269,639	$207,783

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2008
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,874,516	$9,572,548	$7,530,551	$4,944,830
Deferred policy acquisition costs and value of business acquired	2,580,806	956,436	528,310	15,575
Goodwill	—	48,009	—	—
Total assets	$10,455,322	$10,576,993	$8,058,861	$4,960,405
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$893,551	$4,416,271	$26,136	$35,258,403
Deferred policy acquisition costs and value of business acquired	61,764	4,177	—	4,147,068
Goodwill	48,157	—	—	96,166
Total assets	$1,003,472	$4,420,448	$26,136	$39,501,637
	Operating Segment Assets As of December 31, 2007
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$7,731,302	$10,711,629	$7,424,402	$5,019,120
Deferred policy acquisition costs and value of business acquired	2,059,648	945,828	237,210	16,359
Goodwill	—	—	—	—
Total assets	$9,790,950	$11,657,457	$7,661,612	$5,035,479
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$1,037,060	$5,759,731	$29,511	$37,712,755
Deferred policy acquisition costs and value of business acquired	80,525	178	—	3,339,748
Goodwill	47,837	44,742	—	92,579
Total assets	$1,165,422	$5,804,651	$29,511	$41,145,082

20.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2008 and 2007 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, except per share amounts)
2008
Premiums and policy fees	$659,363	$675,563	$661,002	$683,521
Reinsurance ceded	(367,302)	(420,114)	(363,800)	(417,554)
Net of reinsurance ceded	292,061	255,449	297,202	265,967
Net investment income	408,239	413,856	411,970	384,149
Realized investment gains (losses)	(20,643)	(58,518)	(265,594)	(130,899)
Other income	18,583	20,801	22,058	23,650
Total revenues	698,240	631,588	465,636	542,867
Benefits and expenses	619,280	599,481	628,419	577,524
Income (loss) before income tax	78,960	32,107	(162,783)	(34,657)
Income tax expense (benefit)	27,760	10,560	(59,859)	(10,676)
Net income (loss)	$51,200	$21,547	$(102,924)	$(23,981)
2007
Premiums and policy fees	$661,275	$691,276	$675,559	$695,098
Reinsurance ceded	(369,084)	(421,696)	(367,700)	(426,919)
Net of reinsurance ceded	292,191	269,580	307,859	268,179
Net investment income	397,755	394,575	410,624	410,849
Realized investment gains (losses)	9,812	18,147	(10,435)	(12,994)
Other income	24,115	23,282	23,300	15,062
Total revenues	723,873	705,584	731,348	681,096
Benefits and expenses	612,940	601,088	643,057	588,860
Income before income tax	110,933	104,496	88,291	92,236
Income tax expense	38,863	37,510	28,067	39,083
Net income	$72,070	$66,986	$60,224	$53,153

21.  SUBSEQUENT EVENT

On January 15, 2009, the Federal Reserve Board of Governors announced its approval of PLC's application to become a bank holding company by acquiring the Bonifay Holding Company ("BHC") and its subsidiary, The Bank of Bonifay (the "Bank"). PLC's acquisition of BHC and the Bank are contingent on, among other things, the receipt of all required regulatory and third-party approvals, PLC's completion of satisfactory due diligence, the approval of the transaction by the stockholders of BHC, and PLC's participation in the U.S. Treasury Department's Capital Purchase Program ("CPP") under the Troubled Asset Relief Program authorized by the Emergency Economic Stabilization Act. If PLC completes the acquisition of BHC and the Bank, PLC will be subject to regulation by the Federal Reserve as a bank holding company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  SUBSEQUENT EVENT — (Continued)

On February 27, 2009, Citigroup ("Citi") announced it will issue common stock in exchange for preferred securities in an effort to increase its tangible common equity without any additional U.S. government investment. Citi stated that it will offer to exchange common stock for up to $27.5 billion of its existing preferred securities. Furthermore, Citi stated that the U.S. government will match this exchange up to a maximum of $25 billion face value of its preferred stock at the same conversion price. As of December 31, 2008, the Company's preferred holdings in Citi had a GAAP amortized cost of $50.0 million and a market value of approximately $31.9 million.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)
	(Dollars In Thousands)
Year Ended December 31, 2008:
Life Marketing	$2,580,806	$9,453,325	$461,971	$168,831	$576,540	$349,591	$704,955	$94,422	$(58,485)
Acquisitions	956,436	5,994,213	24,814	4,303,017	276,740	530,028	580,271	74,384	21,145
Annuities	528,310	1,347,802	61,995	5,254,486	34,332	347,522	310,800	616	26,821
Stable Value Products	15,575	—	—	4,960,405	—	328,353	237,608	4,467	5,827
Asset Protection	61,764	121,420	648,815	2,657	193,230	33,272	91,933	30,459	141,051
Corporate and Other	4,177	91,123	2,665	49,382	29,837	29,448	36,170	2,149	120,111
Adjustments(2)	—	—	—	—	—	—	—	—	—
Total $4,147,068	$17,007,883	$1,200,260	$14,738,778	$1,110,679	$1,618,214	$1,961,737	$206,497	$2	56,470
Year Ended December 31, 2007:
Life Marketing	$2,070,903	$8,951,618	$380,476	$408,616	$539,777	$323,536	$635,063	$106,094	$(43,323)
Acquisitions	950,173	6,032,479	17,322	5,044,135	300,156	578,965	633,971	79,239	48,207
Annuities	221,516	1,058,954	30,975	3,439,841	34,163	267,258	240,210	27,685	22,760
Stable Value Products	16,359	—	—	5,035,479	—	300,201	241,460	4,199	4,311
Asset Protection	80,428	103,709	697,628	57,678	229,703	34,277	93,122	51,649	154,156
Corporate and Other	369	75,658	1,585	76,237	34,010	109,566	36,191	773	110,178
Adjustments(2)	—	26,999	—	—	—	—	—	—	—
Total	$3,339,748	$16,249,417	$1,127,986	$14,061,986	$1,137,809	$1,613,803	$1,880,017	$269,639	$296,289
Year Ended December 31, 2006:
Life Marketing	$1,842,813	$7,991,847	$241,422	$67,331	$421,275	$306,898	$535,940	$60,227	$(36,235)
Acquisitions	1,022,369	5,954,054	248	5,055,074	258,260	413,636	494,533	58,814	26,829
Annuities	164,675	917,805	19,092	4,111,267	32,074	225,063	191,238	27,872	23,443
Stable Value Products	16,603	—	—	5,369,107	—	325,653	269,851	4,438	4,291
Asset Protection	77,471	124,840	587,608	9,519	203,983	31,054	94,210	53,044	146,637
Corporate and Other	23,875	94,301	10,804	187,391	38,280	50,128	46,845	3,388	58,444
Adjustments(2)	—	30,430	—	—	—	—	—	—	—
Total	$3,147,806	$15,113,277	$859,174	$14,799,689	$953,872	$1,352,432	$1,632,617	$207,783	$223,409

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Year Ended December 31, 2008:
Life insurance in-force	$754,425,286	$540,561,213	$21,182,706	$235,046,779	9.0%
Premiums and policy fees:
Life insurance	2,138,852	1,473,198	176,635	842,289	21.0
Accident/health insurance	72,781	29,705	771	43,847	1.8
Property and liability insurance	279,733	65,867	10,677	224,543	4.8
Total	$2,491,366	$1,568,770	$188,083	$1,110,679
Year Ended December 31, 2007:
Life insurance in-force	$747,423,376	$531,984,866	$17,758,675	$233,197,185	7.6%
Premiums and policy fees:
Life insurance	2,168,376	1,483,025	185,664	871,015	21.3
Accident/health insurance	88,357	31,021	1,530	58,866	2.6
Property and liability insurance	265,115	71,353	14,166	207,928	6.8
Total	$2,521,848	$1,585,399	$201,360	$1,137,809
Year Ended December 31, 2006:
Life insurance in-force	$700,267,475	$576,790,608	$24,225,953	$147,702,820	16.4%
Premiums and policy fees:
Life insurance	1,739,220	1,210,831	192,176	720,565	26.7
Accident/health insurance	97,665	41,351	4,379	60,693	7.2
Property and liability insurance	261,004	110,540	22,150	172,614	12.8
Total	$2,097,889	$1,362,722	$218,705	$953,872

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Additions
Description	Balance beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2008
Allowance for losses on commercial mortgage loans	$475	$1,755	$—	$—	$2,230
Bad debt reserve associated with Lender's Indemnity product line	29,745	$866	—	—	30,611
2007
Allowance for losses on commercial mortgage loans	$475	$2,890	$—	$(2,890)	$475
Bad debt reserve associated with Lender's Indemnity product line	27,100	2,645	—	—	29,745
2006
Allowance for losses on commercial mortgage loans	$6,775	$—	$—	$(6,300)	$475
Bad debt reserve associated with Lender's Indemnity product line	—	27,100	—	—	27,100

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account(2)

2.  Not applicable

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account(2)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(2)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(b)  Form of Group Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(c)  Participant Certificate for Use with Group Flexible Premium Deferred Variable and Fixed Annuity Contract — All Allocation Options(8)

(d)  Variable Account Annual Bonus Endorsement(10)

(f)  Guaranteed Account Endorsement(8)

(g)  Return of Purchase Payments Death Benefit Rider(8)

(h)  Asset-Based Fee Endorsement(9)

(i)  Net Amount at Risk Fee Endorsement(9)

(j)  Minimum Annuitization Value Endorsement(8)

(k)  Annuitization Bonus Endorsement(8)

(l)  Contract Schedule for Individual Contracts(8)

(m)  Annual Ratchet Death Benefit Endorsement(10)

(n)  Benefit Based Fee Endorsement(10)

(o)  DCA Fixed Accounts Endorsement(10)

(p)  Fixed Account Endorsement(10)

(q)  Form of Guaranteed Minimum Withdrawal Benefit Rider(13)

(r)  Form of Enhanced GMWB Withdrawal Percentage for Certain Medical Conditions Endorsement(13)

(s)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Roll-up(15)

(t)  Guaranteed Minimum Accumulation Benefit Rider(15)

(u)  Nursing Home Endorsement for the Guaranteed Minimum Withdrawal Benefit(16)

(v)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay R72(18)

(w)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay Annual Step-Up(18)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(8)

(b)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(15)

(c)  Revised Contract Application for Individual or Group Flexible Premium Deferred Variable and Fixed Annuity Contract(17)

6.  (a)  Charter of Protective Life Insurance Company.(1)

(b)  By-Laws of Protective Life Insurance Company.(1)

(c)  2002 Amended and Restated Charter of Protective Life Insurance Company(15)

(d)  2002 Amended and Restated By-Laws of Protective Life Insurance Company(15)

7.  Form of Reinsurance Agreement between Protective Life Insurance Company and Connecticut General Life Insurance Company.(4)

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(3)

(b)  Participation Agreement (MFS Variable Insurance Trust)(3)

(c)  ParticipationAgreement (Calvert Group, formerly Acacia Capital Corporation)(3)

(d)  Participation Agreement (Van Eck Worldwide Insurance Trust)(5)

(e)  Participation Agreement (Van Kampen Life Investment Trust)(6)

(f)  Participation Agreement (Lord Abbett Series Fund)(7)

(g)  Participation Agreement for Class II Shares (Van Kampen)(4)

(h)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(4)

(i)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.)(4)

(j)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(4)

(k)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(8)

(l)  Participation Agreement (Fidelity Variable Insurance Products)(10)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(12)

(n)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(12)

(o)  Rule 22c-2 Shareholder Information Agreement (Calvert Group)(14)

(p)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(14)

(q)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(14)

(r)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(14)

(s)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(14)

(t)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(14)

(u)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(14)

(v)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.)(14)

(w)  Form of Rule 22c-2 Shareholder Information Agreement (Van Eck Worldwide Insurance Trust)(14)

(x)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust)(14)

9.  Opinion and Consent of Max Berueffy

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of PricewaterhouseCoopers LLP

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of attorney

(1)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on October 28, 1993.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(5)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement, (File No. 333-60149) filed with the Commission on October 26, 1998.

(6)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 20, 2000.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(8)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(9)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on May 3, 2004.

(10)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement (File No. 333-107331), filed with the Commission on November 26, 2003.

(11)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on June 16, 2004.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on March 2, 2007.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33 70984), filed with the Commission on April 27, 2007.

(15)  Incorporated herein by reference to Post-Effective Amendment No.7 to the Form N-4 Registration Statement (File No. 333-115212), filed with the Commission on January 3, 2008.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on February 29, 2008.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-145621), filed with the Commission on November 24, 2008.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on April 29, 2009.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns
Richard J. Bielen
Carl S. Thigpen
Deborah J. Long
Carolyn M. Johnson
Carolyn King
John B. Deremo
Kevin Howard

Lance Black
Brent E. Griggs
Wayne E. Stuenkel
Judy Wilson
Steven G. Walker
Phil Passafiume
Nancy Kane
Charles M. Prior	Chairman of the Board, Chief Executive Officer, President, and
Director
Vice Chairman and Chief Financial Officer and Director
Executive Vice President and Chief Investment Officer
Executive Vice President, General Counsel and Secretary
Executive Vice President, Chief Operating Officer and Director
Senior Vice President, Acquisitions and Corporate Development
Senior Vice President and Chief Distribution Officer
Senior Vice President and Chief Product Actuary, Life and
Annuity Division, and Certifying Compliance Officer for
Illustrations
Senior Vice President and Treasurer
Senior Vice President, Asset Protection Division
Senior Vice President and Chief Actuary
Senior Vice President, Stable Value Products
Senior Vice President, Controller and Chief Accounting Officer
Senior Vice President and Director of Fixed Income
Senior Vice President and Senior Associate Counsel
Senior Vice President, Mortgage Loans

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2008 (File No. 1-11339) filed with the Commission on February 27, 2009.

Item 27. Number of Contractowners.

As of March 31, 2009, there were 1,437 contract owners of ProtectiveRewards® II individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell Kevin B. Borie Barry K. Brown Cindy McGill Steve M. Callaway Gary Carroll Julena Johnson Thomas R. Barrett Jason P. Dees	President, Secretary and Director

Director

Assistant Secretary
Assistant Secretary
Chief Compliance Officer
Assistant Compliance
Officer and Director
Assistant Compliance Officer
Chief Financial Officer and Director
Assistant Financial Officer
Vice President, New Business
Operation, Life and Annuity
Division
Vice President and Chief Valuation
Actuary, Life and Annuity
Division
Second Vice President, LLC
Commissions
Assistant Secretary
None
Second Vice President,
Compliance, Life and Annuity
Division
Senior Compliance Analyst II
Director I, Life and Annuity Division
Quantitative Analyst,
Asset/Liability Management

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP- 6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 24, 2009.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:  /s/ JOHN D. JOHNS

  John D. Johns, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  /s/ JOHN D. JOHNS

  John D. Johns, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 24, 2009

* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 24, 2009

* Steven G. Walker	Senior Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)	April 24, 2009

* Carolyn M. Johnson	Director	April 24, 2009

*By: /s/ MAX BERUEFFY Max Berueffy Attorney-in-fact		April 24, 2009